                             GT GLOBAL THEME FUNDS
                          PROSPECTUS -- MARCH 1, 1995
                           AS REVISED JANUARY 5, 1996
--------------------------------------------------------------------------------

GT GLOBAL FINANCIAL SERVICES FUND ("Financial Services Fund") seeks long-term capital growth by investing all of its investable assets in the Global Financial Services Portfolio ("Financial Services Portfolio"), that, in turn, invests primarily in securities of companies throughout the world that operate within the financial services industry.
GT GLOBAL INFRASTRUCTURE FUND ("Infrastructure Fund") seeks long-term capital growth by investing all of its investable assets in the Global Infrastructure Portfolio ("Infrastructure Portfolio"), that, in turn, invests primarily in securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure.
GT GLOBAL NATURAL RESOURCES FUND ("Natural Resources Fund") seeks long-term capital growth by investing all of its investable assets in the Global Natural Resources Portfolio ("Natural Resources Portfolio"), that, in turn, invests primarily in securities of companies throughout the world that own, explore, or develop natural resources and other basic commodities, or supply goods and services to such companies.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND ("Consumer Products and Services Fund") seeks long-term capital growth by investing all of its investable assets in the Global Consumer Products and Services Portfolio ("Consumer Products and Services Portfolio"), that, in turn, invests primarily in securities of companies throughout the world that manufacture, market, retail, or distribute consumer products and services.

GT GLOBAL HEALTH CARE FUND ("Health Care Fund") seeks long-term capital appreciation by investing in securities of health care companies throughout the world.

GT GLOBAL TELECOMMUNICATIONS FUND ("Telecommunications Fund") seeks long-term growth of capital by investing primarily in securities of companies throughout the world engaged in development, manufacture or sale of telecommunication services or equipment.

Collectively, the above Funds are known as the GT Global Theme Funds.

There can be no assurance that any GT Global Theme Fund or any Portfolio will achieve its investment objective.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund, Telecommunications Fund and Consumer Products and Services Fund are mutual funds each organized as a diversified series, and the Health Care Fund as a non-diversified series, of G.T. Investment Funds, Inc. ("Company"). THE FINANCIAL SERVICES FUND, INFRASTRUCTURE FUND, NATURAL RESOURCES FUND AND CONSUMER PRODUCTS AND SERVICES FUND, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, EACH SEEKS ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN ITS CORRESPONDING PORTFOLIO, AS DESCRIBED ABOVE. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio ("Portfolios") and the Health Care Fund and Telecommunications Fund are open-end management investment companies each managed by LGT Asset Management, Inc. ("LGT Asset Management"). LGT Asset Management, formerly G.T. Capital Management, Inc., and its worldwide affiliates, are part of Liechtenstein Global Trust, formerly BIL GT Group Limited, a provider of global asset management and private banking products and services to individual and institutional investors. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, and BIL GT Group Limited was renamed Liechtenstein Global Trust.
Each of the Portfolios' investment objective is identical to that of its corresponding Fund. This structure is different from that of many other investment companies which directly acquire and manage their own portfolios. Accordingly, investors should carefully consider this investment approach. For additional information, see "Investment Objective and Policies" and "Management."
LGT Asset Management attempts to identify countries where economic, political and regulatory factors are likely to produce above-average growth rates, and to further identify companies within the industries in which each of the GT Global Theme Funds invests that are best positioned to benefit from these factors. PROSPECTIVE WISCONSIN INVESTORS SHOULD NOTE THAT THE INFRASTRUCTURE FUND, NATURAL RESOURCES FUND AND CONSUMER PRODUCTS AND SERVICES FUND MAY EACH INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES. THIS INVESTMENT ACTIVITY MAY BE CONSIDERED SPECULATIVE.

This Prospectus sets forth concisely information that an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated March 1, 1995, as revised January 5, 1996, has been filed with the Securities and Exchange Commission ("SEC") and, as amended or supplemented from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, California 94111, or calling (800) 824-1580.

An investment in the GT Global Theme Funds offers the following advantages:
/ / Professional Management by a Leading Manager with Offices in the World's
    Major Markets
/ / Low $500 Minimum Investment
/ / Alternative Purchase Plan
/ / Automatic Dividend and Other Distribution Reinvestment at No Additional
    Sales Charge
/ / Exchange Privileges with the Corresponding Classes of the other GT Global
    Mutual Funds
/ / Reduced Sales Charge Plans
/ / Dollar Cost Averaging Program
/ / Automatic Investment Plan
/ / Systematic Withdrawal Plan

FOR FURTHER INFORMATION, CONTACT (800) 824-1580 OR YOUR STOCKBROKER.

[LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND  EXCHANGE  COMMISSION  OR  ANY   STATE  SECURITIES  COMMISSION,  NOR   HAS
   THE   SECURITIES  AND   EXCHANGE  COMMISSION   OR  ANY   STATE  SECURITIES
     COMMISSION PASSED  ON THE  ACCURACY OR  ADEQUACY OF  THIS  PROSPECTUS.
             ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                             GT GLOBAL THEME FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................         12
Alternative Purchase Plan.................................................................         15
Investment Objective and Policies.........................................................         16
Risk Factors..............................................................................         25
How to Invest.............................................................................         34
How to Make Exchanges.....................................................................         40
How to Redeem Shares......................................................................         41
Shareholder Account Manual................................................................         43
Calculation of Net Asset Value............................................................         44
Dividends, Other Distributions and Federal Income Taxation................................         44
Management................................................................................         46
Other Information.........................................................................         53

                               Prospectus Page 2

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

Investment Objective:          The   Financial  Services   Fund,  Infrastructure   Fund,  Natural
                               Resources Fund and Consumer Products and Services Fund each  seeks long-term  capital growth.  The Health  Care Fund  seeks long-term capital appreciation. The Telecommunications Fund seeks  long-term growth of capital

Principal Investments:         Financial  Services Fund invests  all of its  investable assets in the Financial Services Portfolio, that, in turn, invests primarily in the securities of companies  throughout the world that  operate in the financial services industry

                               Infrastructure  Fund invests all  of its investable  assets in the
                               Infrastructure Portfolio, that, in turn, invests primarily in  the securities  of companies throughout the world that design, develop or provide  products  and  services  significant  to  a  country's infrastructure

                               Natural Resources Fund invests all of its investable assets in the
                               Natural  Resources Portfolio, that, in  turn, invests primarily in the securities of companies throughout the world that own, explore or develop  natural  resources  and other  basic  commodities,  or supply goods and services to such companies

                               Consumer  Products and Services Fund invests all of its investable assets in the Consumer Products  and Services Portfolio, that,  in turn,  invests primarily in the securities of companies throughout the world that manufacture, market, retail or distribute  consumer products and services

                               Health  Care Fund invests principally  in the securities of health care companies throughout the world

                               Telecommunications Fund invests principally  in the securities  of
                               companies   throughout  the  world  engaged  in  the  development,
                               manufacture or sale of telecommunications services or equipment

Investment Manager:            LGT Asset  Management is  part of  Liechtenstein Global  Trust,  a provider  of global asset management  and private banking products and services to individual  and institutional investors  entrusted with approximately $45 billion in total assets

Alternative Purchase Plan:     Investors  may select Class  A or Class B  shares, each subject to different expenses and a different sales charge structure

  Class A Shares:              Offered at  net  asset  value plus  any  applicable  sales  charge
                               (maximum is 4.75% of public offering price) and subject to service and distribution fees at the annualized rate of up to 0.50% of the average daily net assets of each Fund's Class A shares

  Class B Shares:              Offered  at net asset  value (a maximum  contingent deferred sales charge of 5% of the lesser of  the shares' net asset value or  the original  purchase price  is imposed  on certain  redemptions made within six years of date of  purchase) and subject to service  and distribution  fees at  the annualized rate  of up to  1.00% of the average daily net assets of each Fund's Class B shares

                               Prospectus Page 3

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Shares Available Through:      Most brokerage firms  nationwide, or directly  through the  Funds'
                               distributor

Exchange Privileges:           Shares  of a  class of  a Fund  may be  exchanged without  a sales charge for shares of  the corresponding class  of other GT  Global
                               Mutual  Funds, which are  open-end management investment companies advised and/or administered by LGT Asset Management and registered with the Securities and Exchange Commission

Dividends and Other
  Distributions:               Dividends paid annually from  available net investment income  and realized  net short-term  capital gains;  other distributions paid annually from realized net capital gain and net gains from foreign currency transactions, if any

Reinvestment:                  Distributions may be  reinvested automatically in  Fund shares  of the  distributing class or in shares of the corresponding class of other GT Global Mutual Funds without a sales charge

First Purchase:                $500 minimum ($100 for individual retirement accounts ("IRAs") and reduced amounts for certain other retirement plans)

Subsequent Purchases:          $100  minimum  (reduced  amounts   for  IRAs  and  certain   other
                               retirement plans)

Net Asset Values:              Class A and B shares of Health Care Fund, Telecommunications Fund,
                               Infrastructure  Fund and Natural Resources  Fund are quoted daily, and Financial  Services Fund  and Consumer  Products and  Services
                               Fund  are expected to be quoted daily, in the financial section of most newspapers

Other Features:

  Class A Shares               Letter of Intent                  Dollar Cost Averaging Program
                               Quantity Discounts                Automatic Investment Plan
                               Right of Accumulation             Systematic Withdrawal Plan
                               Reinstatement Privilege

  Class B Shares               Reinstatement Privilege           Automatic Investment Plan
                               Systematic Withdrawal Plan        Dollar Cost Averaging Program

                               Prospectus Page 4

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

THE GT GLOBAL THEME FUNDS. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each seeks long-term capital growth, the Telecommunications Fund seeks long-term growth of capital and the Health Care Fund seeks long-term capital appreciation. Each Fund is hereinafter referred to individually as a "Fund" and collectively as "Funds."

In seeking this objective, each of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund invests all of its investable assets in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio, respectively, that, in turn, invests in securities in accordance with an investment objective and policies identical to those of its corresponding Fund. The Health Care Fund and Telecommunications Fund each seeks its investment objective by investing primarily in securities of health care and telecommunications companies, respectively, throughout the world. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio, Consumer Products and Services Portfolio, Health Care Fund and Telecommunications Fund are hereinafter referred to individually as a "Theme Portfolio," or collectively, "Theme Portfolios." Each of the Theme Portfolios concentrates in the industry corresponding to that Theme Portfolio's name, and invests in companies engaged in activities related to its investment theme.

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund, Consumer Products and Services Fund and Telecommunications Fund are mutual funds organized as diversified series, and the Health Care Fund as a non-diversified series, of G.T. Investment Funds, Inc. (the "Company"). Shares of each Fund's common stock are available through broker/dealers who have entered into agreements to sell shares with the Funds' distributor, GT Global, Inc. ("GT Global"). Shares also may be acquired directly through the Funds' distributor or through exchanges of shares of the other GT Global Mutual Funds. See "How to Invest" and "Shareholder Account Manual." Shares may be redeemed either through broker/dealers or the Funds' Transfer Agent, GT Global Investor Services, Inc. ("Transfer Agent"). See "How to Redeem Shares" and "Shareholder Account Manual."

INVESTMENT MANAGER AND ADMINISTRATOR. LGT Asset Management, Inc. ("LGT Asset Management") is the investment manager and administrator for the Portfolios, the Health Care Fund and Telecommunications Fund, and is the administrator for the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund. LGT Asset Management provides investment management and/or administration services to all of the GT Global Mutual Funds, as well as other institutional, corporate and individual clients. LGT Asset Management and its worldwide asset management affiliates maintain fully-staffed investment offices in San Francisco, London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. LGT Asset Management is part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, and BIL GT Group Limited was renamed Liechtenstein Global Trust. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion. The companies comprising Liechtenstein Global Trust are indirect subsidiaries of the Prince of Liechtenstein Foundation. See "Management."

INVESTMENT POLICIES. The Financial Services Fund seeks its objective by investing all of its investable assets in the Financial Services Portfolio, that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by financial services companies throughout the world. The remainder of the Financial Services Portfolio's assets may be invested in debt securities issued by financial services companies and/or in equity and debt securities of companies outside of the financial services industry, which, in the opinion of LGT Asset Management, stand to benefit from developments

                               Prospectus Page 5

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
in the financial services industry. See "Investment Objective and Policies."

The Infrastructure Fund seeks its investment objective by investing all of its investable assets in the Infrastructure Portfolio, that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by infrastructure companies throughout the world. The remainder of the Infrastructure Portfolio's assets may be invested in debt securities issued by infrastructure companies and/ or equity and debt securities of companies outside of the infrastructure industries which, in the opinion of LGT Asset Management, stand to benefit from developments in the infrastructure industries. See "Investment Objective and Policies."

The Natural Resources Fund seeks its investment objective by investing all of its investable assets in the Natural Resources Portfolio, that, in turn, normally invests at least 65% of its total assets in common and preferred stock and warrants to acquire such securities issued by companies throughout the world which own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. The remainder of the Portfolio's assets may be invested in debt securities issued by such companies and/or equity and debt securities of companies outside of the natural resource industries, which, in the opinion of LGT Asset Management, stand to benefit from developments in natural resource industries. See "Investment Objective and Policies."

The Consumer Products and Services Fund seeks its investment objective by investing all of its investable assets in the Consumer Products and Services Portfolio, that, in turn, normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by consumer products and services companies throughout the world. The remainder of the Consumer Products and Services Portfolio's assets may be invested in debt securities issued by consumer products and services companies and/ or in equity and debt securities of companies outside of the consumer products and services industries, which, in the opinion of LGT Asset Management, stand to benefit from developments in the consumer products and services industries. See "Investment Objective and Policies."

The Health Care Fund normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by health care companies throughout the world which, in the opinion of LGT Asset Management, have high potential for long-term capital growth. The remainder of the Health Care Fund's assets may be invested in debt securities issued by health care companies and/or equity and debt securities of companies outside of the health care industry which, in the opinion of LGT Asset Management, stand to benefit from developments in the health care industry. The Fund may invest up to 35% of its total assets in debt securities, including debt securities convertible into equity, when doing so presents a favorable opportunity for potential capital appreciation in the determination of LGT Asset Management. See "Investment Objective and Policies."

The Telecommunications Fund normally invests at least 65% of its total assets in common and preferred stocks and warrants to acquire such securities issued by telecommunications companies throughout the world. The remainder of the Telecommunications Fund's assets may be invested in debt securities issued by telecommunications companies and/or equity and debt securities of companies outside of the telecommunications industry which, in LGT Asset Management's judgment, stand to benefit from developments in the telecommunications industry. See "Investment Objective and Policies."

LGT Asset Management believes that a portfolio of the securities of companies operating in the sectors described above located throughout the world presents greater potential for long-term capital growth than a portfolio comprised solely of the securities of U.S. issuers.

INVESTMENT TECHNIQUES AND RISK FACTORS. Each Theme Portfolio may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments.

                               Prospectus Page 6

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

For temporary defensive purposes, each Theme Portfolio may hold U.S. or foreign currency and/or invest any portion of its assets in debt securities or high quality money market instruments of U.S. or foreign issuers. Each Theme Portfolio also may hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares, or to meet its ordinary daily cash needs. See "Investment Objective and Policies" for a more complete discussion of the Theme Portfolios' investment policies.

Each Theme Portfolio may borrow an amount up to 33 1/3% of its total assets in order to meet redemption requests. This may cause greater fluctuation in the value of a Fund's shares than would be the case if the Theme Portfolios did not borrow, but also may enable the Theme Portfolios to retain favorable securities positions rather than liquidating such positions to meet redemption needs. The Theme Portfolios also are authorized to lend securities if doing so represents a favorable investment opportunity. See "Investment Objective and Policies -- Other Policies."

The Financial Services Portfolio, Health Care Fund and Telecommunications Fund may each invest up to 5%, and the Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio may each invest up to 20%, of its total assets in debt securities rated below investment grade, which may include (i) corporate debt securities and (ii) debt instruments issued by governments whose debt is unrated. Investments of this type are subject to a greater risk of loss of principal and interest. See "Investment Objective and Policies -- Other Policies."

There is no assurance that the Funds or the Portfolios will achieve their investment objective. Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its securities holdings. The Theme Portfolios normally invest in a substantial number of issuers, and LGT Asset Management believes that each Theme Portfolio's policy of concentrating its investments in its particular sector companies enables each Theme Portfolio to take advantage of the potential for long-term growth presented by such companies. However, this policy may cause the value of the Funds' shares to fluctuate more than if it invested in a greater number of industries. The companies in each such industry are subject to extensive government regulation; this and other factors could affect the value of the Funds' shares. See "Risk Factors."

Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates will affect the Funds' net asset value, earnings and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. The Theme Portfolios' participation in the currency, options and futures markets involves certain risks and transaction costs. See "Risk Factors."

Investors should review the investment objective and policies of the Theme Portfolios carefully and consider their ability to assume these and other risks involved in purchasing shares of the particular Fund.

EXPENSES. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each pays administration fees directly to LGT Asset Management at an annualized rate of 0.25% of that Fund's average daily net assets. In addition, each such Fund bears its pro rata portion of the investment management and administration fees paid by its corresponding Portfolio to LGT Asset Management. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio each pays such fees, based on the average daily net assets of that Portfolio, at the annualized rate of .725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million, and .65% on all amounts thereafter.

The Health Care Fund and Telecommunications Fund each pays LGT Asset Management investment management and administration fees, based on

                               Prospectus Page 7

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
the average daily net assets of that Fund, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on all amounts thereafter.

As each Fund's distributor, GT Global collects the sales charges imposed on purchases of Class A shares, and reallows all or a portion of such charges to brokers that have made such sales. In addition, GT Global collects any contingent deferred sales charges that may be imposed on certain redemptions of Class A shares and on redemptions of Class B shares. GT Global also pays broker/dealers upon their sales of Class B shares; and pays broker/ dealers and other financial institutions ongoing payments for servicing shareholder accounts and for sales efforts.

Pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to its Class A shares, each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of that Fund's Class A shares as reimbursement for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of that Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor.

Pursuant to a separate distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act with respect to its Class B shares, each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of its Class B shares as reimbursement for its expenditures incurred in providing services as distributor.

Each Theme Portfolio pays all expenses not assumed by LGT Asset Management, GT Global or other agents. LGT Asset Management and GT Global have undertaken to limit each Theme Portfolio's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.40% and 2.90% of the average daily net assets of the Funds' Class A and Class B shares, respectively. See "Management."

                               Prospectus Page 8

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Funds and the aggregate annual operating expenses for the Funds and the Portfolios are reflected in the following tables*+:

                                                                                                        GT GLOBAL
                                                                GT GLOBAL           GT GLOBAL           FINANCIAL
                                                               HEALTH CARE      TELECOMMUNICATIONS      SERVICES
                                                                  FUND                FUND                FUND
                                                            -----------------   -----------------   -----------------
                                                            CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                            -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares
    (% of offering price).................................   4.75%      None     4.75%      None     4.75%      None
  Sales charges on reinvested distributions to
    shareholders..........................................    None      None      None      None      None      None
  Deferred sales charges..................................    None     5.00%      None     5.00%      None     5.00%
  Redemption charges......................................    None      None      None      None      None      None
  Exchange fees:
      -- On first four exchanges each year................    None      None      None      None      None      None
      -- On each additional exchange......................   $7.50     $7.50     $7.50     $7.50     $7.50     $7.50
ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees (after
    reimbursement)........................................   0.98%     0.98%     0.93%     0.93%     0.00%     0.00%
  12b-1 service and distribution fees.....................   0.50%     1.00%     0.50%     1.00%     0.50%     1.00%
  Other expenses (after reimbursements)...................   0.50%     0.50%     0.37%     0.37%     1.90%     1.90%
                                                            -------   -------   -------   -------   -------   -------
  Total Fund Operating Expenses (after reimbursements)....   1.98%     2.48%     1.80%     2.30%     2.40%     2.90%
                                                            -------   -------   -------   -------   -------   -------
                                                            -------   -------   -------   -------   -------   -------

                                                                                            GT GLOBAL
                                                    GT GLOBAL           GT GLOBAL       CONSUMER PRODUCTS
                                                 INFRASTRUCTURE     NATURAL RESOURCES          AND
                                                      FUND                FUND            SERVICES FUND
                                                -----------------   -----------------   -----------------
                                                CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                                                -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION COSTS:
  Maximum sales charge on purchases of shares
     (% of offering price)....................   4.75%      None     4.75%      None     4.75%      None
  Sales charges on reinvested distributions to
     shareholders.............................    None      None      None      None      None      None
  Deferred sales charges......................    None     5.00%      None     5.00%      None     5.00%
  Redemption charges..........................    None      None      None      None      None      None
  Exchange fees:
      -- On first four exchanges each year....    None      None      None      None      None      None
      -- On each additional exchange..........   $7.50     $7.50     $7.50     $7.50     $7.50     $7.50
ANNUAL FUND OPERATING EXPENSES:
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration
     fees (after reimbursement)...............   0.04%     0.04%     0.00%     0.00%     0.98%     0.98%
  12b-1 service and distribution fees.........   0.50%     1.00%     0.50%     1.00%     0.50%     1.00%
  Other expenses (after reimbursements).......   1.86%     1.86%     1.90%     1.90%     0.80%     0.80%
                                                -------   -------   -------   -------   -------   -------
  Total Fund Operating Expenses (after
     reimbursements)..........................   2.40%     2.90%     2.40%     2.90%     2.28%     2.78%
                                                -------   -------   -------   -------   -------   -------
                                                -------   -------   -------   -------   -------   -------

--------------
Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

                               Prospectus Page 9

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES*:
An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Funds, assuming a 5% annual return:

                                                 GT GLOBAL             GT GLOBAL TELECOMMUNICATIONS
                                                HEALTH CARE
                                                  FUND (1)                       FUND (1)
                                        ----------------------------   ----------------------------
                                        ONE    THREE   FIVE     TEN    ONE    THREE   FIVE     TEN
                                        YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS
                                        ----   -----   -----   -----   ----   -----   -----   -----
Class A Shares (1)....................  $67    $107    $149    $265    $66    $102    $140    $247
Class B Shares
  Assuming a complete redemption at
   end of period (2)..................  $75    $106    $150    $278    $73    $101    $141    $260
  Assuming no redemption..............  $25    $ 76    $130    $278    $23    $ 71    $121    $260


                                                 GT GLOBAL
                                             FINANCIAL SERVICES
                                                  FUND (2)
                                        ----------------------------
                                        ONE    THREE   FIVE     TEN
                                        YEAR   YEARS   YEARS   YEARS
                                        ----   -----   -----   -----
Class A Shares (1)....................  $72    $119    $169    $306
Class B Shares
  Assuming a complete redemption at
   end of period (2)..................  $79    $119    $171    $319
  Assuming no redemption..............  $29    $ 89    $151    $319

                                                                                                                GT GLOBAL
                                                                                                                 CONSUMER
                                                          GT GLOBAL                      GT GLOBAL             PRODUCTS AND
                                                        INFRASTRUCTURE               NATURAL RESOURCES           SERVICES
                                                           FUND (2)                       FUND (2)                 FUND
                                                 ----------------------------   ----------------------------   ------------
                                                 ONE    THREE   FIVE     TEN    ONE    THREE   FIVE     TEN    ONE    THREE
                                                 YEAR   YEARS   YEARS   YEARS   YEAR   YEARS   YEARS   YEARS   YEAR   YEARS
                                                 ----   -----   -----   -----   ----   -----   -----   -----   ----   -----
Class A Shares (1).............................  $72    $119    $169    $306    $72    $119    $169    $306    $70    $116
Class B Shares
  Assuming a complete redemption at end of
   period (2)..................................  $79    $119    $171    $319    $79    $119    $171    $319    $78    $115
  Assuming no redemption.......................  $29    $ 89    $151    $319    $29    $ 89    $151    $319    $28    $ 85

------------------

(1) Assumes payment of maximum sales charge by investor.

(2) Assumes deduction of maximum applicable contingent deferred sales charge.

+ The Funds are authorized to offer Advisor Class shares to certain categories of investors. See "Alternative Purchase Plan." Advisor Class shares are not subject to a distribution or service fee. "Total Fund Operating Expenses" for the Advisor Class shares are estimated to approximate 1.48% for the Health Care Fund, 1.30% for the Telecommunications Fund, 1.90% for the Financial Services Fund, 1.78% for the Consumer Products and Services Fund, 1.90% for the Infrastructure Fund, and 1.90% for the Natural Resources Fund.

* THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUNDS. Expenses for the Health Care Fund and Telecommunications Fund are based on the Funds' fiscal year ended October 31, 1994, while the expenses for the Financial Services Fund, Infrastructure Fund and Natural Resources Fund and their corresponding Portfolios are after expense reimbursements and are based on the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994. Because the Consumer Products and Services Fund and its corresponding Portfolio commenced operations only on December 30, 1994, "Other expenses" are based on estimated amounts for the first year of operations of such Fund and its Portfolio. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies. "Other expenses" include custody, transfer agency, legal, audit and other operating expenses. "Other expenses" may be reduced to the extent that (i) certain broker/dealers executing the Health Care Fund, Telecommunications Fund or the Portfolios' portfolio transactions pay all or a portion of custodian fees and transfer agency expenses, or (ii) fees received in connection with the lending of portfolio securities are used to reduce custodian fees. These arrangements are not anticipated to materially increase the brokerage commissions paid by the Health Care Fund, Telecommunications Fund or the Portfolios. For the fiscal year ended October 31, 1994, without such reductions, "Other expenses" for Health Care Fund, Telecommunications Fund, Financial Services Fund and its corresponding Portfolio, Infrastructure Fund and its corresponding Portfolio, Natural Resources Fund and its corresponding Portfolio would have been 0.52%, 0.41%, 1.94%, 1.86% and 1.92%, respectively, for Class A shares and 0.52%, 0.41%, 1.94%, 1.86% and 1.92%, respectively, for Class B shares. See "Management" herein and in the Statement of Additional Information for more information. THE "HYPOTHETICAL EXAMPLE" SET FORTH ABOVE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' AND THE PORTFOLIOS' ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

    Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class A shares of the Financial Services Fund and its corresponding Portfolio would have been 0.975%, 8.85% and 10.32%, respectively, and the amount of expenses an investor would pay, assuming redemption after one, three, five and ten years, would be $151, $331, $493 and $829, respectively. Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class B shares of the Financial Services Fund and its Portfolio would have been 0.975%, 8.85% and 16.52%, respectively, and the amount of expenses an investor would pay, assuming redemption after one,

                               Prospectus Page 10

                             GT GLOBAL THEME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------
    three, five and ten years would be $158, $336, $502, and $838, respectively. Assuming no redemption, the amount of expenses an investor would pay after one, three, five and ten years, would be $108, $306, $482 and $838, respectively.

    Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class A shares of the Infrastructure Fund and its Portfolio would have been 0.975%, 1.80% and 3.28%, respectively, and the amount of expenses an investor would pay, assuming redemption after one, three, five and ten years, would be $80, $144, $211 and $387, respectively. Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class B shares of Infrastructure Fund and its Portfolio would have been 0.975%, 1.80% and 3.78%, respectively, and the amount of expenses an investor would pay, assuming redemption after one, three, five and ten years, would be $88, $145, $214 and $399, respectively. Assuming no redemption, the amount of expenses an investor would pay after one, three, five and ten years, would be $38, $115, $194 and $399, respectively.

    Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class A shares of Natural Resources Fund and its Portfolio would have been 0.975%, 2.90% and 4.38%, respectively, and the amount of expenses an investor would pay, assuming redemption after one, three, five and ten years, would be $91, $176, $261 and $479, respectively. Without reimbursements, "Investment management and administration fees," "Other expenses" and "Total Fund Operating Expenses" for Class B shares of Natural Resources Fund and its Portfolio would have been 0.975%, 2.90% and 4.88%, respectively, and the amount of expenses an investor would pay, assuming redemption after one, three, five and ten years would be $99, $177, $265, and $491, respectively. Assuming no redemption, the amount of expenses an investor would pay after one, three, five and ten years would be $49, $147, $245 and $491, respectively.

    The above table and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the Securities and Exchange Commission applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Funds' or the Portfolios' projected or actual performance.

    The Annual Fund Operating Expenses for the Consumer Products and Services Fund and its corresponding Portfolio are annualized projections based upon current administration fees for the Fund and management and administration fees for the Portfolio and estimated amounts for Other expenses. The Board of Directors of the Company believes that the aggregate per share expenses of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and each of their corresponding Portfolios will be approximately equal to the expenses such Fund would incur if its assets were invested directly in the type of securities being held by its corresponding Portfolio. If investors other than such Fund invest in its corresponding Portfolio, such Funds could achieve economies of scale which could reduce expenses.

                               Prospectus Page 11

                             GT GLOBAL THEME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed financial information concerning income and capital changes for one share of each class of shares of the Fund for the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for the fiscal year ended October 31, 1994, have been audited by Coopers & Lybrand, L.L.P., independent accountants, whose report thereon is also included in the Statement of Additional Information.

                           GT GLOBAL HEALTH CARE FUND

                                                             CLASS B++
                                                     -------------------------
                                                                    APRIL 1,
                                                     YEAR ENDED       1993
                                                     OCTOBER 31,   TO OCTOBER
                                                        1994*       31, 1993*
                                                     -----------   -----------
Per Share Operating Performance:
Net asset value, beginning of period...............    $ 17.80       $ 15.59
                                                     -----------   -----------
Income from investment operations:
  Net investment income (loss).....................      (0.32)        (0.14)
  Net realized and unrealized gain (loss) on
   investments.....................................       2.02          2.35
                                                     -----------   -----------
  Net increase (decrease) from investment
   operations......................................       1.70          2.21
                                                     -----------   -----------
Distributions:
  Net investment income............................      (0.00)        (0.00)
  Net realized gain on investments.................      (0.00)        (0.00)
  In excess of net realized gain on investments....      (0.04)        (0.00)
                                                     -----------   -----------
    Total distributions............................      (0.04)        (0.00)
                                                     -----------   -----------
Net asset value, end of period.....................    $ 19.46       $ 17.80
                                                     -----------   -----------
                                                     -----------   -----------
Total investment return (c)........................      9.55%         14.2%(a)

Ratios and supplemental data:
Net assets, end of period (in 000's)...............    $39,100       $ 8,604
Ratio of net investment income (loss) to average
 net assets........................................    (1.73)%        (1.4)%(b)
Ratio of expenses to average net assets before
 expense reductions................................      2.50%
Ratio of expenses to average net assets............      2.48%          2.5%(b)
Portfolio turnover rate +++........................        64%           61%

                                                                                CLASS A+
                                                     ---------------------------------------------------------------
                                                                                                         AUGUST 7,
                                                                                                           1989
                                                                                                       (COMMENCEMENT
                                                                                                            OF
                                                                  YEAR ENDED OCTOBER 31,                OPERATIONS)
                                                     ------------------------------------------------   TO OCTOBER
                                                      1994*     1993*      1992      1991      1990      31, 1989
                                                     --------  --------  --------  --------  --------  -------------
Per Share Operating Performance:
Net asset value, beginning of period...............  $  17.86  $  17.44  $  19.29  $  12.83  $  11.83     $ 11.43
                                                     --------  --------  --------  --------  --------  -------------
Income from investment operations:
  Net investment income (loss).....................     (0.22)    (0.15)    (0.18)     0.03      0.06        0.01
  Net realized and unrealized gain (loss) on
   investments.....................................      2.02      0.57     (1.53)     6.78      0.97        0.39
                                                     --------  --------  --------  --------  --------  -------------
  Net increase (decrease) from investment
   operations......................................      1.80      0.42     (1.71)     6.81      1.03        0.40
                                                     --------  --------  --------  --------  --------  -------------
Distributions:
  Net investment income............................     (0.00)    (0.00)    (0.00)    (0.07)    (0.03)      (0.00)
  Net realized gain on investments.................     (0.00)    (0.00)    (0.14)    (0.28)    (0.00)      (0.00)
  In excess of net realized gain on investments....     (0.06)    (0.00)    (0.00)    (0.00)    (0.00)      (0.00)
                                                     --------  --------  --------  --------  --------  -------------
    Total distributions............................     (0.06)    (0.00)    (0.14)    (0.35)    (0.03)      (0.00)
                                                     --------  --------  --------  --------  --------  -------------
Net asset value, end of period.....................  $  19.60  $  17.86  $  17.44  $  19.29  $  12.83     $ 11.83
                                                     --------  --------  --------  --------  --------  -------------
                                                     --------  --------  --------  --------  --------  -------------
Total investment return (c)........................    10.11%      2.4%    (8.9)%     54.2%      8.7%        3.5%(a)
Ratios and supplemental data:
Net assets, end of period (in 000's)...............  $438,940  $461,113  $655,867  $552,897  $145,544     $49,903
Ratio of net investment income (loss) to average
 net assets........................................   (1.23)%    (0.9)%    (1.0)%      0.2%      0.7%        3.2%(b)
Ratio of expenses to average net assets before
 expense reductions................................     2.00%
Ratio of expenses to average net assets............     1.98%      2.0%      2.1%      2.0%      2.4%        2.5%(b)
Portfolio turnover rate +++........................       64%       61%       30%       23%       34%        183%(b)

--------------

+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* These selected per share data were calculated based upon weighted average shares outstanding during the period.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

                               Prospectus Page 12

                             GT GLOBAL THEME FUNDS

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                                                         CLASS B++
                                                          ---------------------------------------
                                                               YEAR ENDED        APRIL 1, 1993 TO
                                                          OCTOBER 31, 1994 (C)   OCTOBER 31, 1993
                                                          --------------------   ----------------
Per Share Operating Performance:
Net asset value, beginning of period....................       $    16.87            $  12.68
                                                              -----------        ----------------
Income from investment operations:
  Net investment income (loss)..........................            (0.10)               0.01
  Net realized and unrealized gain (loss) on
   investments..........................................             1.17                4.18
                                                              -----------        ----------------
  Net increase (decrease) from investment operations....             1.07                4.19
                                                              -----------        ----------------
Distributions:
  Net investment income.................................            (0.01)              (0.00)
  Net realized gain on investments......................            (0.27)              (0.00)
                                                              -----------        ----------------
    Total distributions.................................            (0.28)              (0.00)
                                                              -----------        ----------------
Net asset value, end of period..........................       $    17.66            $  16.87
                                                              -----------        ----------------
                                                              -----------        ----------------
Total investment return (d).............................            6.50%               33.0%(a)

Ratios and supplemental data:
Net assets, end of period (in 000's)....................       $1,184,081            $455,335
Ratio of net investment income to average net assets....          (0.52)%                0.3%(b)
Ratio of expenses to average net assets before expense
 reductions.............................................            2.34%
Ratio of expenses to average net assets.................            2.30%                2.5%(b)
Portfolio turnover rate+++..............................              57%                 41%

                                                                                    CLASS A+
                                                          -------------------------------------------------------------

                                                                                                     JANUARY 27, 1992

                                                                                                       (COMMENCEMENT

                                                               YEAR ENDED           YEAR ENDED       OF OPERATIONS) TO

                                                          OCTOBER 31, 1994 (C)   OCTOBER 31, 1993    OCTOBER 31, 1992

                                                          --------------------   ----------------   -------------------

Per Share Operating Performance:
Net asset value, beginning of period....................       $    16.92           $    11.16           $  11.43

                                                              -----------        ----------------      ----------

Income from investment operations:
  Net investment income (loss)..........................            (0.01)                0.08               0.14*

  Net realized and unrealized gain (loss) on
   investments..........................................             1.17                 5.83              (0.41)

                                                              -----------        ----------------      ----------

  Net increase (decrease) from investment operations....             1.16                 5.91              (0.27)

                                                              -----------        ----------------      ----------

Distributions:
  Net investment income.................................            (0.01)               (0.15)             (0.00)

  Net realized gain on investments......................            (0.27)               (0.00)             (0.00)

                                                              -----------        ----------------      ----------

    Total distributions.................................            (0.28)               (0.15)             (0.00)

                                                              -----------        ----------------      ----------

Net asset value, end of period..........................       $    17.80           $    16.92           $  11.16

                                                              -----------        ----------------      ----------

                                                              -----------        ----------------      ----------

Total investment return (d).............................            7.02%                53.6%             (2.4)%(a)

Ratios and supplemental data:
Net assets, end of period (in 000's)....................       $1,644,402           $1,223,340           $442,862

Ratio of net investment income to average net assets....          (0.02)%                 0.8%               2.1%*(b)

Ratio of expenses to average net assets before expense
 reductions.............................................            1.84%
Ratio of expenses to average net assets.................            1.80%                 2.0%               2.3%*(b)

Portfolio turnover rate+++..............................              57%                  41%                 4%(b)


--------------

+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by LGT Asset Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income to average net assets would have been 2.04%.

(a) Not annualized.

(b) Annualized.

(c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

(d) Total investment return does not include sales charges.

                               Prospectus Page 13

                             GT GLOBAL THEME FUNDS

                                                             GT GLOBAL                                 GT GLOBAL
                                                         FINANCIAL SERVICES                          INFRASTRUCTURE
                                                                FUND                                      FUND
                                              ----------------------------------------  ----------------------------------------
                                                   CLASS B              CLASS A              CLASS B              CLASS A
                                              ------------------  --------------------  ------------------  --------------------
                                                 MAY 31, 1994         MAY 31, 1994         MAY 31, 1994         MAY 31, 1994
                                               (COMMENCEMENT OF     (COMMENCEMENT OF     (COMMENCEMENT OF     (COMMENCEMENT OF
                                                OPERATIONS) TO       OPERATIONS) TO       OPERATIONS) TO       OPERATIONS) TO
                                               OCTOBER 31, 1994     OCTOBER 31, 1994     OCTOBER 31, 1994     OCTOBER 31, 1994
                                              ------------------  --------------------  ------------------  --------------------
Per Share Operating Performance:
Net asset value, beginning of period........     $      11.43         $      11.43        $        11.43      $          11.43
                                                   ----------           ----------      ------------------         -----------
  Income from investment operations:
  Net investment income+....................             0.00                 0.02                 (0.01)                 0.01
  Net realized and unrealized gain (loss) on
   investments..............................             0.17***              0.17***               1.03                  1.03
                                                   ----------           ----------      ------------------         -----------
Net increase (decrease) from investment
 operations.................................             0.17                 0.19                  1.02                  1.04
                                                   ----------           ----------      ------------------         -----------
Net asset value, end of period..............     $      11.60         $      11.62        $        12.45      $          12.47
                                                   ----------           ----------      ------------------         -----------
                                                   ----------           ----------      ------------------         -----------
Total investment return (c).................            1.49%(b)             1.66%(b)              8.92%(b)              9.10%(b)

Ratios and supplemental data:
Net assets, end of period
 (in 000's).................................     $      2,235         $      3,175        $       30,954      $         23,615
Ratio of net investment income to average
 net assets.................................            0.16%**(a)            0.66%*(a)          (0.09)%**(a)              0.41%*(a)
Ratio of expenses
 to average net assets
 before expense reductions..................            2.94%                2.44%                 2.90%                 2.40%
Ratio of expenses to average net assets.....            2.90%**(a)            2.40%*(a)            2.90%**(a)              2.40%*(a)

                                                             GT GLOBAL
                                                         NATURAL RESOURCES
                                                                FUND
                                              ----------------------------------------

                                                   CLASS B              CLASS A
                                              ------------------  --------------------
                                                 MAY 31, 1994         MAY 31, 1994
                                               (COMMENCEMENT OF     (COMMENCEMENT OF
                                                OPERATIONS) TO       OPERATIONS) TO
                                               OCTOBER 31, 1994     OCTOBER 31, 1994
                                              ------------------  --------------------
Per Share Operating Performance:
Net asset value, beginning of period........    $        11.43        $      11.43
                                              ------------------        ----------
  Income from investment operations:
  Net investment income+....................              0.03                0.06
  Net realized and unrealized gain (loss) on
   investments..............................              0.92                0.92
                                              ------------------        ----------
Net increase (decrease) from investment
 operations.................................              0.95                0.98
                                              ------------------        ----------
Net asset value, end of period..............    $        12.38        $      12.41
                                              ------------------        ----------
                                              ------------------        ----------
Total investment return (c).................             8.31%(b)            8.57%(b)
Ratios and supplemental data:
Net assets, end of period
 (in 000's).................................    $       13,404        $     14,797
Ratio of net investment income to average
 net assets.................................             2.13%**(a)            2.63%*(a)
Ratio of expenses
 to average net assets
 before expense reductions..................             2.92%               2.42%
Ratio of expenses to average net assets.....             2.90%**(a)            2.40%*(a)

--------------

* The annualized ratios of operating expenses and net investment income to average net assets for Class A shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund before reimbursement by LGT Asset Managment, Inc. for the period ended October 31, 1994 would have been 10.32% and (7.26)%; 3.28% and (0.47)%; and 4.38% and 0.65%, respectively.

** The annualized ratios of operating expenses and net investment income to average net assets for Class B shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund before reimbursement by LGT Asset Management, Inc. for the period ended October 31, 1994 would have been 10.82% and (7.76)%; 3.78% and (0.97)%; and 4.88% and 0.15%, respectively.

*** The per share amount does not correspond with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

+ The net investment income per share before reimbursement by LGT Asset Management, Inc. for both classes of shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund would have been reduced by $0.23, $0.02 and $0.04, respectively.

(a) Annualized.

(b) Not annualized.

(c) Total investment return does not include sales charges.

                               Prospectus Page 14

                             GT GLOBAL THEME FUNDS

                           ALTERNATIVE PURCHASE PLAN

--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES. The primary distinction between the two classes of each Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares of each Fund represent interests in the same portfolio of investments of that Fund and have the same rights, except that each class bears the separate expenses of its Rule 12b-1 distribution plan and has exclusive voting rights with respect to such plan, and each class has a separate exchange privilege. See "Management" and "How to Make Exchanges." Each class has distinct advantages and disadvantages for different investors, and investors should choose the class that better suits their circumstances and objectives.

Dividends and other distributions paid by each Fund with respect to its Class A and Class B shares are calculated in the same manner and at the same time. The per share dividends on Class B shares of each Fund will be lower than the per share dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares.

CLASS A SHARES. Class A shares of each Fund are sold at net asset value plus an initial sales charge of up to 4.75% of the public offering price imposed at the time of purchase. This initial sales charge is reduced or waived for certain purchases. Purchases of $500,000 or more must be for Class A shares. Class A shares of each Fund also bear annual service and distribution fees of up to 0.50% of the average daily net assets of that class.

CLASS B SHARES. Class B shares of each Fund are sold at net asset value with no initial sales charge at the time of purchase. Therefore, the entire amount of an investor's purchase payment is invested in that Fund. Class B shares bear annual service and distribution fees of up to 1.00% of the average daily net assets of that class, and investors pay a contingent deferred sales charge of up to 5% of the lesser of the original purchase price or the net asset value of such shares at the time of redemption. This deferred sales charge is waived for certain redemptions and is reduced for shares held more than one year. The higher service and distribution fees paid by the Class B shares of each Fund should cause that class to have a higher expense ratio and to pay lower dividends than Class A shares of the Fund.

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES. In deciding which class of a Fund to purchase, investors should consider the foregoing factors as well as the following:

INTENDED HOLDING PERIOD. Over time, the cumulative expense of the 1.00% annual service and distribution fees on the Class B shares of a Fund will approximate or exceed the expense of the applicable 4.75% maximum initial sales charge plus the 0.50% service and distribution fees on the Class A shares of a Fund. For example, if net asset value remains constant, the Class B shares' aggregate service and distribution fees would be equal to the Class A shares' initial maximum sales charge and service and distribution fees approximately nine years after purchase. Thereafter, Class B shares would bear higher expenses. Investors who expect to maintain their investment in a Fund over the long-term but do not qualify for a reduced initial sales charge might elect the Class A initial sales charge alternative because the indirect expense to the shareholder of the accumulated service and distribution fees on the Class B shares eventually will exceed the initial sales charge paid by the shareholder plus the indirect expense to the shareholder of the accumulated distribution fees of Class A shares. Class B investors, however, enjoy the benefit of permitting all their dollars to work from the time an investment is made. Any positive investment return on this additional invested amount would partially or wholly offset the higher annual expenses borne by Class B shares. Because the Funds' future returns cannot be predicted, however, there can be no assurance that such a positive return will be achieved.

Finally, Class B shareholders pay a contingent deferred sales charge if they redeem during the first six years after purchase, unless a sales charge waiver applies. Investors expecting to redeem during this period should consider the cost of the applicable contingent deferred sales charge in addition to the annual Class B service and distribution fees, as compared with the cost of the applicable initial sales charge and annual service and distribution fees applicable to the Class A shares.

                               Prospectus Page 15

                             GT GLOBAL THEME FUNDS

The "Hypothetical Example of Effect of Expenses" under "Prospectus Summary" shows for each Fund the cumulative expenses an investor would pay over time on a hypothetical investment in each class of each Fund's shares, assuming an annual return of 5%.

REDUCED SALES CHARGES. Class A share purchases over $50,000 and Class A share purchases made under a Fund's reduced sales charge plans may be made at a reduced initial sales charge. See "How to Invest" for a complete list of reduced sales charges applicable to Class A purchases.

WAIVER OF SALES CHARGES. The entire initial sales charge on Class A shares of a Fund may be waived for certain eligible purchasers and these purchasers' entire purchase price would be immediately invested in that Fund. The contingent deferred sales charge may be waived upon redemption of certain Class B shares of a Fund. Investors eligible for complete initial sales charge waivers should purchase Class A shares. See "How to Invest" for a complete list of initial sales charge waivers applicable to Class A purchases and contingent deferred sales charge waivers applicable to Class B purchases. A 1% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed.

Investors should understand that the contingent deferred sales charge on the Class B shares and the initial sales charge on the Class A shares are both intended to compensate GT Global and selling broker/dealers for their distribution services. Broker/dealers may receive different levels of compensation for selling a particular class of shares of the Funds.

ADVISOR CLASS SHARES. Advisor Class shares may be offered through a separate prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 1,000 employees; (b) any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account; (c) any account with assets of at least $25,000 if (i) such account is established under a "wrap fee" program, and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account; (d) accounts advised by one of the companies comprising or affiliated with Liechtenstein Global Trust; and (e) any of the companies comprising or affiliated with Liechtenstein Global Trust.

See "How to Invest," "How to Redeem Shares," and "Management" for a more complete description of the initial and contingent deferred sales charges, service fees and distribution fees for Class A and Class B shares of each Fund and "Dividends, Other Distributions and Federal Income Taxation," and "Valuation of Shares" for other differences between these two classes.

--------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

FINANCIAL SERVICES FUND
The Financial Services Fund's investment objective is long-term capital growth. The Financial Services Fund seeks its objective by investing all of its investable assets in the Financial Services Portfolio, that, in turn invests primarily in equity securities of companies throughout the world that operate in the financial services industry. The Financial Services Portfolio's investment objective is identical to that of the Financial Services Fund. The Financial Services Portfolio invests in financial services companies which, in the opinion of LGT Asset Management, have potential for above average, long-term growth in sales and earnings on a sustained basis. There is no assurance that the Financial Services Fund or the Financial Services Portfolio will achieve its investment objective.

At least 65% of the Financial Services Portfolio's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities, issued by companies in the financial services industry. A "financial services" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from financial services activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of

                               Prospectus Page 16

                             GT GLOBAL THEME FUNDS
the Financial Services Portfolio's assets may be invested in debt securities issued by financial services companies and/or equity and debt securities of companies outside of the financial services industry, which, in the opinion of LGT Asset Management, stand to benefit from developments in the financial services industry.

In analyzing companies for investment by the Financial Services Portfolio, LGT Asset Management ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; efficient service; pricing flexibility; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

GLOBAL FINANCIAL SERVICES INDUSTRY INVESTMENT. Examples of financial services companies include those providing financial services to consumers and industry including the following and their foreign equivalents: commercial banks and savings institutions and loan associations and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banking; insurance brokerages; securities brokerage and investment advisory companies; real estate-related companies; leasing companies; and a variety of firms in all segments of the insurance field such as multi-line, property and casualty and life insurance and insurance holding companies.

LGT Asset Management believes an accelerating rate of global economic interdependence will lead to significant growth in the demand for financial services. In addition, in LGT Asset Management's view, as the industry evolves, opportunities will emerge for those companies positioned for the future. Thus, LGT Asset Management expects that banking and related financial institution consolidation in the developed countries, increased demand for retail borrowing in developing countries, a growing need for international trade-based financing, a rising demand for sophisticated risk management, the proliferating number of liquid securities markets around the world, and larger concentrations of investable assets should lead to growth in financial service companies that are positioned for the future.

INFRASTRUCTURE FUND
The Infrastructure Fund's investment objective is long-term capital growth. The Infrastructure Fund seeks its objective by investing all of its investable assets in the Infrastructure Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that design, develop or provide products and services significant to a country's infrastructure. The Infrastructure Portfolio's investment objective is identical to that of the Infrastructure Fund. The Infrastructure Portfolio invests in infrastructure companies which, in the opinion of LGT Asset Management, have potential for above average, long-term growth in sales and earnings on a sustained basis. There is no assurance that the Infrastructure Fund or the Infrastructure Portfolio will achieve its investment objective.

At least 65% of the Infrastructure Portfolio's total assets normally will be invested in common stocks and preferred stocks and warrants to acquire such securities issued by infrastructure companies. An "infrastructure" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from infrastructure activities, or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Infrastructure Portfolio's assets may be invested in debt securities issued by infrastructure companies and/or equity and debt securities of companies outside of the infrastructure industries, which, in the opinion of LGT Asset Management, stand to benefit from developments in the infrastructure industries.

In analyzing companies for investment by the Infrastructure Portfolio, LGT Asset Management ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

GLOBAL INFRASTRUCTURE INDUSTRIES INVESTMENT. For purposes of the Infrastructure Portfolio's policy of investing at least 65% of its total assets in the securities of infrastructure companies, the companies in which the Infrastructure Portfolio will principally

                               Prospectus Page 17

                             GT GLOBAL THEME FUNDS
invest will be those engaged in designing, developing or providing the following products and services: electricity production; oil, gas, and coal exploration, development, production and distribution; water supply, including water treatment facilities; nuclear power and other alternative energy sources; transportation, including the construction or operation of transportation systems; steel, concrete, or similar types of products; communications equipment and services (including equipment and services for both data and voice transmission); mobile communications and cellular radio/paging; emerging technologies combining telephone, television and/or computer systems; and other products and services, which, in LGT Asset Management's judgment, constitute services significant to the development of a country's infrastructure.

In addition, long-term growth rates of certain foreign countries' economies may be substantially higher than those of the U.S. economy. An integral aspect of the foreign countries' economies may be the development or improvement of their infrastructure.

LGT Asset Management believes that a country's infrastructure is one key to the long-term success of that country's economy. LGT Asset Management believes that adequate energy, transportation, water, and communications systems are essential elements for long-term economic growth. LGT Asset Management believes that many developing nations, especially in Asia and Latin America, plan to make significant expenditures to the development of their infrastructure in the coming years, which is expected to facilitate increased levels of services and manufactured goods.

In the developed countries of North America, Europe, Japan and the south Pacific, LGT Asset Management expects that the replacement and upgrade of transportation and communications systems should stimulate growth in the industries of those countries. In LGT Asset Management's view, deregulation of telecommunications and electric and gas utilities in many countries is promoting significant changes in these industries.

LGT Asset Management believes that strong economic growth in developing countries and infrastructure replacement, upgrade, and deregulation in more developed countries provide an environment for favorable investment opportunities in infrastructure companies worldwide.

NATURAL RESOURCES FUND
The Natural Resources Fund's investment objective is long-term capital growth. The Natural Resources Fund seeks its objective by investing all of its investable assets in the Natural Resources Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. The Natural Resources Portfolio's investment objective is identical to that of the Natural Resources Fund. The Natural Resources Portfolio expects to principally invest in those natural resource companies that own, explore or develop energy sources; ferrous and non-ferrous metals, strategic metals and precious metals, chemicals, forest products, foodstuffs, refined products, such as steel and other basic commodities, which, in LGT Asset Management's opinion, historically have been produced and marketed profitably during periods of improving supply and demand fundamentals and rising inflation. The Natural Resources Portfolio invests in natural resource companies which, in the opinion of LGT Asset Management, have potential for above average, long-term growth in sales and earnings. There is no assurance that the Natural Resources Fund or the Natural Resources Portfolio will achieve its investment objective.

At least 65% of the Natural Resources Portfolio's total assets will normally be invested in common stock and preferred stock, and warrants to acquire such securities, issued by natural resource companies. A "natural resource" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from natural resource activities, or (ii) at least 50% of the assets was devoted to such activities, based upon the company's most recent fiscal year. The remainder of the Natural Resources Portfolio's assets may be invested in debt securities issued by natural resource companies and/or equity and debt securities of companies outside of the natural resource industries, which, in the opinion of LGT Asset Management, stand to benefit from developments in the natural resource industries.

The Natural Resources Portfolio may invest in securities of companies in those natural resource industries and commodity groups which, in LGT Asset Management's opinion, may perform well during periods of rising inflation. In analyzing such companies for possible investment by the Natural Resources Portfolio, LGT Asset Management

                               Prospectus Page 18

                             GT GLOBAL THEME FUNDS
ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; development of new technologies; efficient service; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets.

GLOBAL NATURAL RESOURCE INDUSTRIES INVESTMENT. The natural resource industries are comprised of a variety of companies. For purposes of the Natural Resources Portfolio's policy of investing at least 65% of its total assets in the securities of natural resource companies, the companies in which the Natural Resources Portfolio will principally invest will be those which own, explore or develop: energy sources (such as oil, gas and coal); ferrous and non-ferrous metals (such as iron, aluminum, copper, nickel, zinc and lead), strategic metals (such as uranium and titanium) and precious metals (such as gold, silver and platinum); chemicals; forest products (such as timber, coated and uncoated tree sheet, pulp and newsprint); other basic commodities (such as foodstuffs); refined products (such as chemicals and steel) and service companies that sell to these producers and refiners; and other products and services, which, in LGT Asset Management's opinion are significant to the ownership and development of natural resources and other basic commodities.

LGT Asset Management will allocate the Natural Resources Portfolio's investments among those natural resource companies depending on its assessment of their long-term growth potential. In assessing these companies' long-term growth potential, LGT Asset Management will evaluate, among other factors, their capabilities for expanded exploration and production, superior exploration programs and production techniques and facilities, current inventories, expected production and demand levels and the potential to accumulate new resources.

LGT Asset Management believes that the liberalization of formerly socialist economies will bring about dramatic changes in both the supply and demand for natural resources. In addition, rapid industrialization in developing countries of Asia and Latin America are generating new demands for industrial materials that are affecting world commodities markets. LGT Asset Management believes these changes are likely to create investment opportunities that benefit from new sources of supply and/or from changes in commodities prices.
LGT Asset Management believes that investments in natural resource industries offer an opportunity to protect wealth against the capital-eroding effects of inflation. During periods of accelerating inflation or currency uncertainty, worldwide investment demand for natural resources, particularly precious metals, tends to increase, and during periods of disinflation or currency stability, it tends to decrease. LGT Asset Management believes that rising commodity prices and increasing worldwide industrial production may favorably affect share prices of natural resource companies, and investments in such companies can offer excellent opportunities to offset the effects of inflation.

CONSUMER PRODUCTS AND SERVICES FUND
The Consumer Products and Services Fund's investment objective is long-term capital growth. The Consumer Products and Services Fund seeks its objective by investing all of its investable assets in the Consumer Products and Services Portfolio, that, in turn, invests primarily in equity securities of companies throughout the world that manufacture, market, retail or distribute consumer products and services. The Consumer Products and Services Portfolio's investment objective is identical to that of the Consumer Products and Services Fund. The Consumer Products and Services Portfolio invests in consumer products and services companies which, in the opinion of LGT Asset Management, have potential for above average, long-term growth in sales and earnings on a sustained basis. There is no assurance that the Consumer Products and Services Fund or the Consumer Products and Services Portfolio will achieve its investment objective.

At least 65% of the Fund's total assets normally will be invested in common stocks and preferred stocks and warrants to acquire such securities issued by companies in the consumer products and services industries. A "consumer products or services" company is an entity in which (i) at least 50% of either the revenues or earnings was derived from activities relating to consumer products or services or (ii) at least 50% of the assets was devoted to such activities, based on the company's most recent fiscal year. The remainder of the Consumer Products and Services Portfolio's assets may be invested in debt securities issued by consumer products or services companies and/or equity and debt securities of companies outside the consumer products or services industries, which, in

                               Prospectus Page 19

                             GT GLOBAL THEME FUNDS
the opinion of LGT Asset Management, stand to benefit from developments in such industries.

In analyzing companies for investment by the Consumer Products and Services Portfolio, LGT Asset Management ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong management; strong and growing market share; pricing flexibility; effective product development and marketing; excellent products and services; superior perceived value; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

CONSUMER PRODUCTS AND SERVICES INDUSTRIES INVESTMENT. The consumer products and services industries are composed of a variety of companies. For the purposes of the Consumer Products and Services Portfolio's policy of investing at least 65% of its total assets in the securities of consumer products and services companies, the companies in which the Consumer Products and Services Portfolio will principally invest will be those that manufacture, market, retail, or distribute: (i) durable goods, such as homes, household goods, automobiles, boats, furniture and appliances, and computers; (ii) non-durable goods, such as food and beverages and apparel; (iii) media, entertainment, broadcasting, publishing and sports-related goods and services, such as television and radio broadcast, motion pictures, wireless communications, gaming casinos, theme parks, restaurants and lodging; and (iv) goods and services to companies in the foregoing industries such as advertisers, textile companies and distribution and shipping companies.

The Consumer Products and Services Portfolio expects that a significant portion of its assets may be invested in the securities of U.S. issuers from time to time, particularly those that market their products globally. However, consumer products and services companies of a particular nation or region of the world are often operated and owned in their local markets, close to their customers. These companies, LGT Asset Management believes, often offer superior opportunities for capital growth as compared to their larger, multinational counterparts. Certain global markets may be more attractive than others from time to time; companies dependent on U.S. markets, for example, may be outperformed by companies not dependent on U.S. markets.

LGT Asset Management also believes that the demand for consumer products and services worldwide will increase along with rising disposable incomes in both developed and developing nations. Emerging economies, such as those in China, Southeast Asia, the former Eastern Europe and Latin America, offer opportunities for the growth and expansion of consumer markets. These regions currently comprise a growing source of inexpensive manufacture of consumer products for export and a growing source of demand for consumer products and services as the disposable incomes of their populations increase. In LGT Asset Management's view, these changes are likely to create investment opportunities in companies, both local and multi-national, that are able to employ innovative manufacturing, marketing, retailing and distribution methods to open new markets and/or expand existing markets.

HEALTH CARE FUND
The Health Care Fund's investment objective is long-term capital appreciation. The Health Care Fund seeks its objective by investing primarily in equity securities of health care companies throughout the world. The Health Care Fund invests in health care companies, which, in the opinion of LGT Asset Management, have potential for above average, long-term growth in sales and earnings on a sustained basis. There is no assurance that the Health Care Fund will achieve its objective.

At least 65% of the Health Care Fund's total assets normally will be invested in common and preferred stocks, and warrants to acquire such securities, issued by health care companies. A "health care" company is an entity in which (i) at least 50% of its revenues were derived from health care activities, or (ii) at least 50% of its assets were devoted to such activities, based on the company's most recent fiscal year. The remainder of the Health Care Fund's assets may be invested in debt securities issued by health care companies and/or equity and debt securities of companies outside of the health care industry, which, in the opinion of LGT Asset Management, stand to benefit from developments in the health care industry. The Health Care Fund also may invest up to 35% of its total assets in debt securities, including debt securities convertible into equity, when LGT Asset Management believes such debt securities present a favorable opportunity for capital appreciation.

In analyzing companies for investment by the Health Care Fund, LGT Asset Management ordinarily looks for several of the following characteristics: above-average per share earnings

                               Prospectus Page 20

                             GT GLOBAL THEME FUNDS
growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strong management; and general operating characteristics which will enable the companies to compete successfully in their respective markets.

GLOBAL HEALTH CARE INDUSTRY INVESTMENT. The health care industry includes companies that are substantially engaged in the design, manufacture or sale of products or services used for or in connection with health care or medicine. Such firms may include pharmaceutical companies; firms that design, manufacture, sell or supply medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development; and companies involved in the ownership and/or operation of health care facilities.

The Health Care Fund expects that, from time to time, a significant portion of its assets may be invested in the securities of U.S. issuers. Health care, however, is a global industry with significant, growing markets outside of the United States. A sizeable portion of the companies which comprise the health care industry are headquartered outside of the United States, and many important pharmaceutical and biotechnology discoveries and technological breakthroughs have occurred outside of the United States, primarily in Japan, the United Kingdom and Western Europe.

LGT Asset Management believes that various global health care industries offer attractive long-term supply/demand dynamics. While the U.S., western Europe, and Japan presently account for over 90% of health care expenditures, this should change dramatically in the coming decade if the populations of developing countries devote an increasing percentage of income to health care. Additionally, LGT Asset Management believes demographics on aging point to a significant increase in demand from the industrialized nations, as the elderly account for a growing proportion of worldwide health care spending. Finally, in LGT Asset Management's view, technology will continue to expand the range of products and services offered, with new drugs, medical devices and surgical procedures addressing medical conditions previously considered untreatable.

In addition to these underlying trends, the United States is presently experiencing a period of rapid and profound change in its own health care system, marked by the rise of managed care, the formation of health care delivery networks, and widespread consolidation across all segments of the industry. LGT Asset Management believes that this transition offers investment opportunities in those companies acting as consolidators or otherwise gaining market share at the expense of less efficient competitors.

TELECOMMUNICATIONS FUND
The Telecommunications Fund's investment objective is long-term growth of capital. The Telecommunications Fund seeks its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications services or equipment. The Telecommunications Fund invests in telecommunications companies which, in the opinion of LGT Asset Management, have potential for above average, long-term growth in sales and earnings on a sustained basis. There is no assurance that the Telecommunications Fund will achieve its objective.

At least 65% of the Telecommunications Fund's total assets normally will be invested in common and preferred stocks and warrants to acquire such securities issued by telecommunications companies. A "telecommunications" company is an entity in which (i) at least 50% of either its revenues or earnings was derived from telecommunications activities, or (ii) at least 50% of its assets was devoted to telecommunications activities, based on the company's most recent fiscal year. The remainder of the assets of the Telecommunications Fund may be invested in debt securities issued by telecommunications companies, and/or equity and debt securities of companies outside of the telecommunications industry which, in the opinion of LGT Asset Management, stand to benefit from developments in the telecommunications industry.

In analyzing companies for investment by the Telecommunications Fund, LGT Asset Management ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the

                               Prospectus Page 21

                             GT GLOBAL THEME FUNDS
companies to compete successfully in their respective markets.

GLOBAL TELECOMMUNICATIONS INDUSTRY INVESTMENT. The telecommunications industry is comprised of a variety of sectors, ranging from companies concentrating on established technologies to those primarily engaged in emerging or developing technologies. The characteristics of companies focusing on the same technology will vary among countries depending upon the extent to which the technology is established in the particular country. LGT Asset Management will allocate the Telecommunications Fund's investments among these sectors depending upon its assessment of their relative long-term growth potentials.

For purposes of the Telecommunications Fund's policy of investing at least 65% of its total assets in the securities of telecommunications companies, the companies in which the Telecommunications Fund will invest are those engaged primarily in designing, developing or providing the following products and services: communications equipment and services (including equipment and services for both data and voice transmission); electronic components and equipment; broadcasting (including television and radio, satellite, microwave and cable television and narrow-casting); computer equipment, mobile communications and cellular radio/paging; electronic mail; local and wide area networking and linkage of word and data processing systems; publishing and information systems; videotext and teletext; and emerging technologies combining telephone, television and/or computer systems.

LGT Asset Management believes that there are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and use information. The pervasive societal impact of communications and information has been accelerated by the lower costs and higher efficiencies that result from the blending of computers with telecommunications systems. Accordingly, companies engaged in the production of methods for using electronic and, potentially, video technology to communicate information are expected to be important in the Telecommunications Fund's portfolio. Older technologies, such as photography and print also may be represented, however.

GLOBAL INVESTMENTS. Each Theme Portfolio expects that, from time to time, a significant portion of its assets may be invested in the securities of domestic issuers. Each industry represented in the Theme Portfolios, however, is a global industry with significant, growing markets outside of the United States. A sizeable proportion of the companies which comprise such industries are headquartered outside of the United States.

For these reasons, LGT Asset Management believes that a portfolio comprised only of securities of U.S. issuers does not provide the greatest potential for return from a Theme Portfolio investment. LGT Asset Management uses its financial expertise in markets located throughout the world and the substantial global resources of the G.T. Group in attempting to identify those countries and companies then providing the greatest potential for long-term capital appreciation. In this fashion, LGT Asset Management seeks to enable shareholders to capitalize on the substantial investment opportunities and the potential for long-term growth of capital presented by the global industries represented in the Theme Portfolios.

LGT Asset Management allocates each Theme Portfolio's assets among securities of countries and in currency denominations where opportunities for meeting each Theme Portfolio's investment objective are expected to be the most attractive. Each Theme Portfolio may invest substantially in securities denominated in one or more currencies. Under normal conditions, each Theme Portfolio except the Health Care Fund invests in the securities of issuers located in at least three countries, including the United States; investments in securities of issuers in any one country, other than the United States, will represent no more than 40% of the Financial Services Portfolio's and the Telecommunication Fund's total assets, and no more than 50% of the Infrastructure Portfolio's, the Natural Resources Portfolio's and the Consumer Products and Services Portfolio's total assets. The Health Care Fund is not limited with regard to the percentage of assets that may be invested in the securities of issuers located in a particular country.

PRIVATIZATIONS. The governments of some foreign countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). LGT Asset Management believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Theme Portfolios in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Theme Portfolios to participate in privatizations may be

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                             GT GLOBAL THEME FUNDS
limited by local law, or the terms on which the Theme Portfolios may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

OTHER POLICIES. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio, Consumer Products and Services Portfolio and Telecommunications Fund each may invest up to 15% of its net assets, and the Health Care Fund up to 10% of its total assets, in securities for which no readily available market exists, so-called "Illiquid Securities." LGT Asset Management believes that carefully selected investments in joint ventures, cooperatives, partnerships and state enterprises which are illiquid (collectively, "Special Situations") could enable the Portfolio to achieve capital appreciation substantially exceeding the appreciation the Portfolio would realize if it did not make such investments. However, in order to attempt to limit investment risk, each of the Theme Portfolios will invest no more than 5% of its total assets in Special Situations.

The Financial Services Portfolio, Health Care Fund and Telecommunications Fund each currently will not invest more than 5%, and the Infrastructure Portfolio, the Natural Resources Portfolio and the Consumer Products and Services Portfolio not more than 20%, of its total assets in debt securities rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of LGT Asset Management. See "Risk Factors -- Risks Associated with Debt Securities." Securities rated in the lowest category of investment grade, that is, securities rated BBB by S&P or Baa by Moody's, are considered by S&P and Moody's to have speculative characteristics. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities may include (i) corporate debt securities and (ii) debt instruments issued by governments whose debt is unrated and are subject to a greater risk of loss of principal and interest than those of securities rated above BBB by S&P or Baa by Moody's in the four highest rating categories described above. The Theme Portfolios may also use instruments (including forward contracts) often referred to as "derivatives." See "Options, Futures and Forward Currency Transactions."

TEMPORARY DEFENSIVE STRATEGIES. Each Theme Portfolio retains the flexibility to respond promptly to changes in market and economic conditions. Accordingly, in the interest of preserving shareholders' capital and consistent with each Theme Portfolio's investment objective, LGT Asset Management may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Under a defensive strategy, each Theme Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in debt securities or high quality money market instruments issued by corporations, or the U.S. or a foreign government. For temporary defensive purposes, such as during times of international political or economic uncertainty, most or all of each Theme Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent any Theme Portfolio adopts a temporary defensive posture, it will not be invested so as to achieve directly its investment objective.

In addition, pending investment of proceeds from new sales of the Funds' shares or to meet its ordinary daily cash needs, each Theme Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in foreign or domestic high quality money market instruments. Money market instruments in which each Theme Portfolio may invest include, but are not limited to, U.S. or foreign government securities; high-grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High-grade commercial paper refers to commercial paper rated A-1 by S&P or P-1 by Moody's or, if unrated, determined by LGT Asset Management to be of comparable quality.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each Theme Portfolio may invest up to 10% of its total assets in other investment companies. As a shareholder in an investment company, that Theme Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Theme Portfolio would continue to pay its own management fees and other expenses.

BORROWING. From time to time, it may be advantageous for a Theme Portfolio to borrow money rather than sell existing portfolio positions to meet redemption requests. Accordingly, a Theme Portfolio may borrow from banks or may borrow through

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                             GT GLOBAL THEME FUNDS
reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemptions of a Theme Portfolio's shares.

A reverse repurchase agreement is a borrowing transaction in which a Theme Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price which includes an interest component. A "roll" borrowing transaction involves a Theme Portfolio's sale of securities together with its commitment (for which that Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date.

Any Theme Portfolio's borrowings will not exceed 33 1/3% of that Theme Portfolio's total assets, i.e., that Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Theme Portfolio's securities holdings or other factors cause the ratio of the Theme Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. A Theme Portfolio also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if a Theme Portfolio did not borrow. If a Theme Portfolio's borrowings exceed 5% of its total assets, no additional investments will be made.

SECURITIES LENDING. Each Theme Portfolio is authorized to make loans of its portfolio securities to broker/dealers or to other institutional investors. The borrower must maintain with the Theme Portfolio's custodian collateral consisting of cash, U.S. government securities or other liquid, high-grade debt securities equal to at least the value of the borrowed securities, plus any accrued interest. The Theme Portfolios will receive any interest paid on the loaned securities and a fee and/or a portion of the interest earned on the collateral. Each Theme Portfolio will limit its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.
WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES. The Theme Portfolios may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Theme Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Theme Portfolio. If the Theme Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Theme Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Theme Portfolio may incur a loss.

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                             GT GLOBAL THEME FUNDS

                                  RISK FACTORS

--------------------------------------------------------------------------------

FINANCIAL SERVICES FUND AND FINANCIAL SERVICES PORTFOLIO
The Financial Services Portfolio concentrates its assets in the global financial services industry, and thus should not be considered as a complete investment program. Because the Financial Services Portfolio focuses on this specific investment area, the price of Financial Services Fund shares may be more volatile than that of investment companies that do not concentrate their investments in such a manner. The value of Financial Services Fund shares may be susceptible to factors affecting the financial services industry.

The financial services industry may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the services of this industry. Banks, savings institutions and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the financial commitments they can make, including the amounts and types of loans, and the interest rates and fees they can charge. These companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance dependent upon the availability and cost of capital and prevailing interest rates. In addition, general economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties potentially have an adverse effect on companies in this industry. Moreover, neither federal insurance of deposits nor governmental regulation ensures the solvency or profitability of commercial banks or thrifts or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

Similar considerations affect the financial services sector in foreign countries. In particular, government regulation in certain foreign countries may include interest rate controls, credit controls and price controls. Moreover, in some cases foreign governments have taken steps to nationalize the operations of certain companies, such as banks, in the financial services sector.

The laws generally separating commercial and investment banking, as well as laws governing the capitalization and regulation of the industry, currently are being studied by U.S. governmental authorities. The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition may result from the broadening of regional and national interstate powers, which has led to a decline in the number of publicly traded regional banks, and from the aggressive expansion of larger, publicly held foreign banks. Foreign banks, particularly those of Japan, recently have reported financial difficulties attributed to increased competition, regulatory changes, and general economic difficulties.

In addition, recent legislation has altered significantly the regulatory environment for savings institutions. This legislation was enacted in response to financial problems experienced by a number of thrifts due to inadequate capitalization resulting from diversification into commercial lending and other areas and alleged fraud and mismanagement, as well as in response to deterioration in the financial condition of the Federal Savings and Loan Insurance Corporation, the federal agency that had insured deposits for most thrifts. The Federal Deposit Insurance Corporation ("FDIC") now insures deposits in both banks and thrifts. The legislation has given federal regulators substantial authority to use all of the assets of a bank or thrift holding company to satisfy federal claims against an insolvent thrift or bank owned by the holding company. These changes have expanded the risk to holding company shareholders in the event of the insolvency of any depository institution owned by the holding company. Additionally, changes in the extent to which the FDIC will insure deposits may result in a higher cost of funds for banks and thrifts and the loss of deposits to competitors that are viewed as better capitalized.

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                             GT GLOBAL THEME FUNDS

The financial services area currently is changing relatively rapidly as existing distinctions between various financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. In addition, investment banking, securities brokerage and investment advisory companies in particular are subject to government regulation and risk due to securities trading and underwriting activities.

Many of the investment considerations discussed in connection with banks, savings institutions and loan associations, and finance companies also apply to insurance companies. The performance of insurance investments will be subject to risk from several factors. The earnings of insurance companies will be affected by interest rates, pricing (including severe pricing competition, from time to time), claims activity, marketing competition and general economic conditions. Particular insurance lines also will be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks, including reserve inadequacy, problems in investment portfolios (due to real estate or "junk" bond holdings, for example), and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies' policy sales, tax obligations and profitability. In addition, significant insurance companies recently have reported liquidity or solvency difficulties, or have experienced credit rating downgrades.

INFRASTRUCTURE FUND AND INFRASTRUCTURE PORTFOLIO
The Infrastructure Portfolio primarily invests its assets in the global infrastructure industries, and thus should not be considered as a complete investment program. Because the Infrastructure Portfolio focuses on this specific investment area, the price of Infrastructure Fund shares may be more volatile than that of investment companies that do not concentrate their investments in such a manner. The value of Infrastructure Fund shares may be susceptible to factors affecting the infrastructure industries. In both the U.S. and foreign countries, these industries may be subject to greater political, environmental and other governmental regulation than many other industries.

The nature of such regulation continues to evolve in both the United States and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Electric, gas, water and most telecommunications companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Changes in prevailing interest rates may also affect the Infrastructure Fund's share values because prices of equity and debt securities of infrastructure companies often tend to increase when interest rates decline and decrease when interest rates rise.

In addition, many infrastructure companies, including coal, steel, and other types of companies, have historically been subject to the risks attendant to increases in fuel and other operating costs, high interest costs on borrowed funds, costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulation may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation. Further competition is intense for many infrastructure companies. As a result, many of these companies may be adversely affected in the future and such companies may be subject to increased share price volatility. In addition, many companies have diversified into oil and gas exploration and development, therefore returns may be more sensitive to energy prices. Other infrastructure companies, such as water supply companies, are in a highly fragmented industry due to local ownership. Generally these companies are mature and are experiencing little or no growth.

NATURAL RESOURCES FUND AND NATURAL RESOURCES PORTFOLIO
The Natural Resources Portfolio primarily invests its assets in the global natural resource industries, and thus should not be considered as a complete investment program. Because the Natural Resources Portfolio focuses on this specific investment area, the price of Natural Resources Fund shares may be more volatile than that of investment companies that do not concentrate their investments in such a manner. The value of Natural Resources Fund shares may be susceptible to factors affecting the natural resource industries. In both

                               Prospectus Page 26
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                             GT GLOBAL THEME FUNDS
the U.S. and foreign countries, for example, these industries may be subject to greater political, environmental and other governmental regulation than other industries.

The nature of such regulation continues to evolve in both the U.S. and foreign countries, and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of natural resource companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered.

In addition, many natural resource companies historically have been subject to significant costs associated with compliance with environmental and other safety regulations and changes in the regulatory climate. Such governmental regulations may also hamper the development of new technologies, and it is impossible to predict the direction, type or effect of any future regulation.

Further, competition is intense for many natural resource companies. As a result, many of these companies may be adversely affected in the future and the value of the securities issued by such companies may be subject to increased share price volatility.

The value of the Natural Resources Portfolio's securities will fluctuate in response to stock market developments, as well as market conditions for the particular natural resources with which the issuer is involved. The price of the commodity will fluctuate due to changes in worldwide levels of inventory, and changes, perceived or actual, in production and consumption. The values of natural resources may fluctuate directly with respect to various stages of the inflationary cycle and perceived inflationary trends and are subject to numerous factors, including national and international politics. The Natural Resources Portfolio's investments in precious metals are subject to many risks, including substantial price fluctuations over short periods of time. Further, the Natural Resources Portfolio's investments in companies are expected to be subject to irregular fluctuations in earnings, because these companies are affected by changes in the availability of money, the level of interest rates, and other factors.

CONSUMER PRODUCTS AND SERVICES FUND AND CONSUMER PRODUCTS AND SERVICES PORTFOLIO

The Consumer Products and Services Portfolio primarily invests its assets in the global consumer products and services industries, and thus should not be considered as a complete investment program. Because the Consumer Products and Services Portfolio focuses on this specific investment area, the price of Consumer Products and Services Fund shares may be more volatile than that of investment companies that do not concentrate their investments in such a manner. The value of Consumer Products and Services Fund shares will be susceptible to factors affecting the consumer products and services industries.

General economic conditions significantly affect these companies. The performance of consumer products manufacturers, marketers, retailers and distributors relates closely to the performance of the overall economy, interest rates and consumer confidence. Such performance also depends substantially on disposable household income and consumer spending, both of which are closely tied to the actual or perceived performance of the overall economy. In addition, changes in demographics and consumer tastes may also affect the demand for, and success of, consumer products and services in the global marketplace. Further, competition is keen for many consumer products and services companies.

As a result, many consumer products and services companies may be adversely affected and the value of the securities issued by such companies may be subject to increased share price volatility. In addition, many consumer products and services companies have unpredictable earnings, due in part to changes in consumer tastes and intense competition. Also, the consumer products and services industries have reacted strongly to technology development and to the threat of government regulation. These industries may be subject to greater government regulation, including trade regulation, than many other industries. Changes in governmental policy and the need for regulatory approvals may have a material effect on the products and services of the consumer products and services industries. Such governmental regulations may also hamper the development of new business opportunities, and it is impossible to predict the direction, type or effect of any future government regulation.

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HEALTH CARE FUND
The Health Care Fund primarily invests its assets in the global health care industry and, as a result, should not be considered as a complete investment program. Because the Health Care Fund focuses on this specific investment area, the price of Health Care Fund shares may be more volatile than that of investment companies that do not concentrate their investments in such a manner. The value of Health Care Fund shares may be susceptible to factors affecting the health care industry. The health care industry generally is subject to substantial government regulation; accordingly, changes in government policies or regulation could have a material effect on the demand for products and services offered by health care companies and therefore could affect the performance of the Health Care Fund. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances. Moreover, although the Health Care Fund's portfolio will consist of securities of a substantial number of issuers, the Health Care Fund's status as a "non-diversified" investment company pursuant to the 1940 Act means that, with respect to 50% of the Health Care Fund's total assets, more than 5% may be invested in the securities of a single issuer. Because the Health Care Fund concentrates in health care companies and is non-diversified, the value of the Health Care Fund's shares may fluctuate more widely, and the Health Care Fund may present greater risk than funds investing in a greater number of industries or issuers.

TELECOMMUNICATIONS FUND
The Telecommunications Fund primarily invests its assets in the global telecommunications industry and, as a result, should not be considered as a complete investment program. Because the Telecommunications Fund focuses on this specific investment area, the price of Telecommunications Fund shares may be more volatile than that of investment companies that do not concentrate their investments in such a manner. The value of Telecommunications Fund shares may be susceptible to factors affecting the telecommunications industry. This industry may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of this industry. Telephone operating companies in the United States, for example, are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Certain types of companies represented in the Fund are engaged in fierce competition for a share of the market for their products. In recent years, these have been companies providing goods and services such as private and local area networks and telephone set equipment. Moreover, the investment flexibility of the Telecommunications Fund may be restricted by the necessity of satisfying certain diversification requirements in order to maintain the qualification of the Telecommunications Fund as a regulated investment company within the meaning of the Internal Revenue Code of 1986, as amended ("Code").

RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by each Theme Portfolio generally will vary conversely with market interest rates. If interest rates in a market fall, the value of the debt securities held by each Theme Portfolio ordinarily will rise. If market interest rates increase, however, the debt securities owned by each Theme Portfolio in that market will be likely to decrease in value.

As discussed above, the Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio may each invest up to 20% of its total assets in debt securities rated below investment grade. Such investments involve a high degree of risk. However, the Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio will not invest in debt securities that are in default as to payment of principal and interest.

Debt rated BB, B, CCC, CC and C by S&P and debt rated Ba, B, Caa, Ca, C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation. For Moody's, Ba indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a

                               Prospectus Page 28
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                             GT GLOBAL THEME FUNDS
deterioration of general economic conditions. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See "Description of Debt Ratings" in the Statement of Additional Information for a full discussion of Moody's and S&P's ratings.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Theme Portfolios. If an issuer exercises these provisions in a declining interest rate market, the Theme Portfolios may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Theme Portfolios may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and each of the Theme Portfolios anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Theme Portfolios to obtain accurate market quotations for purposes of valuing the Theme Portfolios portfolio investments. The Theme Portfolios may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Theme Portfolios may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Theme Portfolios may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Theme Portfolios may have limited legal recourse in the event of a default.

LGT Asset Management attempts to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of each of the Theme Portfolios and consider their ability to assume the investment risks involved before making an investment.

OTHER RISK FACTORS. While each Theme Portfolio's portfolio normally will include securities of established suppliers of traditional products and services, each Theme Portfolio may invest in smaller companies which can benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, but may also involve greater risks than large, established issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more established companies. As a result, the prices of the

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securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

LGT Asset Management believes that a global portfolio of investments in the industries represented by the Theme Portfolios may be less subject to market risk (the risk attendant to investing in a particular market) and price fluctuation than a portfolio invested solely in the securities of domestic issuers. Under each of the Theme Portfolios' policies, LGT Asset Management may shift the country allocations of the Theme Portfolios' investments as market conditions in individual countries change. Moreover, the number of different investment opportunities from which the Theme Portfolios may choose is significantly broader than that of a fund investing solely in the securities of U.S. companies.

Foreign investing entails certain risks. The securities of non-U.S. issuers generally will not be registered with, nor the issuers thereof be subject to, the reporting requirements of the SEC. Accordingly, there may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Theme Portfolios' interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Theme Portfolios' net investment income.

With respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Theme Portfolios' political or social instability, or diplomatic developments which could affect the Theme Portfolios' investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Since the Theme Portfolios may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Theme Portfolios may hold foreign currencies, the Theme Portfolios will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Theme Portfolios and gains and losses realized by the Theme Portfolios. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. Each Theme Portfolio may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures contracts to implement strategies to attempt to hedge its portfolio, I.E., reduce the overall level of investment risk normally associated with the portfolio. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Theme Portfolio may enter into such instruments up to the full value of its portfolio assets. There can be no assurance that these hedging efforts will succeed. These techniques are described below and are further detailed in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, each Theme Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Theme Portfolios may enter into forward currency contracts either with respect to specific transactions or with respect to that Theme Portfolio's portfolio positions. For example, when a Theme Portfolio anticipates making a purchase or sale of a security, that Theme Portfolio may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when LGT Asset Management believes that a particular currency may decline compared to the

                               Prospectus Page 30

                             GT GLOBAL THEME FUNDS
U.S. dollar or another currency, a Theme Portfolio may enter into a forward contract to sell the currency LGT Asset Management expects to decline in an amount approximating the value of some or all of that Theme Portfolio's portfolio securities denominated in a foreign currency. Each Theme Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on futures contracts on currencies to hedge against movements in exchange rates.

In addition, a Theme Portfolio may purchase and sell put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by that Theme Portfolio or that LGT Asset Management intends to include in the Theme Portfolio's portfolio. The Theme Portfolio also may purchase and sell put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in the natural resources market sector specifically, rather than anticipated increases or decreases in the value of a particular security.

Further, a Theme Portfolio may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in the financial services market sector that could affect adversely a Theme Portfolio's holdings. A Theme Portfolio also may buy stock index futures contracts and purchase call options or write put options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Theme Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

In addition, each Theme Portfolio may purchase and sell put and call options on securities, currencies and indices that are traded on recognized securities exchanges and over-the-counter markets.

These practices may result in the loss of principal under certain conditions. In addition, certain provisions of the Code limit the extent to which a Theme Portfolio may enter into forward contracts or futures contracts, or engage in options transactions. See "Taxes" in the Statement of Additional Information.

Although a Theme Portfolio might not employ any of the foregoing strategies, its use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on LGT Asset Management's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the appropriate market sector and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of options, forward contracts, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Theme Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible inability of a Theme Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Theme Portfolio to sell a security at a disadvantageous time, due to the need for the Theme Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions; and (6) the possible need to defer closing out of certain options, futures contracts and options thereon and forward currency contracts in order to qualify or continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Code. See "Dividends, Other Distributions and Federal Income Taxation" herein and "Taxes" in the Statement of Additional Information. If LGT Asset Management incorrectly forecasts securities market movements, currency exchange rates or interest rates in utilizing a strategy for a Theme Portfolio, the Theme Portfolio would be in a better position if it had not hedged at all. A Theme Portfolio may also conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Theme Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible

                               Prospectus Page 31

                             GT GLOBAL THEME FUNDS
decline in the market value of the underlying securities and delays and costs to the Theme Portfolio if the other party to the repurchase agreement becomes bankrupt, the Theme Portfolios intend to enter into repurchase agreements only with banks and dealers believed by LGT Asset Management to present minimal credit risks in accordance with guidelines established by the Company's Board of Directors, or a Portfolio's Board of Trustees, as applicable. LGT Asset Management will review and monitor the creditworthiness of such institutions under the Board's general supervision. See "Investment Objective and Policies -- Repurchase Agreements" in the Statement of Additional Information.

OTHER INFORMATION. The investment objective of each Fund may not be changed without the approval of a majority of that Fund's outstanding voting securities. As defined in the 1940 Act and as used in this Prospectus, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations as fundamental policies which also may not be changed without shareholder approval. Unless specifically noted, the Portfolios' and the Funds' investment policies described in this Prospectus, and in the Statement of Additional Information, including the policies with respect to investment in its particular sector's securities and the percentage limitations with respect to such investments, are not fundamental policies and may be changed by vote of the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, without shareholder approval. Each Fund's policies regarding concentration and lending, and the percentage of that Fund's assets that may be committed to borrowing, are fundamental policies and may not be changed without shareholder approval. See "Investment Limitations" in the Statement of Additional Information.

OTHER INFORMATION REGARDING THE PORTFOLIOS. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund may each withdraw its investment in its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of that Fund and its shareholders to do so. Upon such withdrawal, the Board would consider what action might be taken, including the investment of all the investable assets of that Fund in another pooled investment entity having substantially the same investment objective as that Fund or the retention by that Fund of its own investment adviser to manage that Fund's assets in accordance with the investment objective, policies and limitations discussed herein with respect to each such Fund and its investment in its corresponding Portfolio.

The approval of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and of other investors in their corresponding Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of such Fund thirty days prior to any changes in its corresponding Portfolio's investment objective. If the objective of that Portfolio changes and the shareholders of the corresponding Fund do not approve a parallel change in such Fund's investment objective, that Fund would seek an alternative investment vehicle or directly retain its own investment adviser.

As previously described, investors should be aware that the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seek to achieve their investment objective by investing all of their investable assets in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio, respectively, each of which is a separate investment company, as previously described. Since its corresponding Fund will invest only in its corresponding Portfolio, that Fund's shareholders will acquire only an indirect interest in the investments of that Portfolio. Historically, LGT Asset Management and GT Global have sponsored traditionally structured funds, and, therefore, have limited experience with funds that invest all their assets in a separate portfolio.

In addition to selling its interest to its corresponding Fund, the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio may each sell its interests to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of that Portfolio's expenses and will invest in that Portfolio on the same terms and conditions. However, if another investment company invests all of its assets in a Portfolio, it

                               Prospectus Page 32

                             GT GLOBAL THEME FUNDS
would not be required to sell its shares at the same public offering price as the Portfolio's corresponding Fund and may charge different sales commissions. Therefore, investors in the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund may experience different returns from investors in another investment company which invests exclusively in its corresponding Portfolio. As of the date of this Prospectus, the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund are the only institutional investors in their corresponding Portfolios. However, the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio expect to offer beneficial interests to other institutional investors in the future. Although interests in the Portfolios are not currently available, either directly or indirectly, to individual investors through other funds, information regarding any such funds will be available from GT Global at the appropriate toll-free telephone number provided in the Shareholder Account Manual.

Investors in the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund should be aware that such Funds' investment in its corresponding Portfolio may be materially affected by the actions of large investors in such Portfolio, if any. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, that Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns. As a result, that Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in that Portfolio than its corresponding Fund could have effective voting control over the operation of that Portfolio. A change in a Portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund could require such Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by that Portfolio. Should such a distribution occur, the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and could affect adversely the liquidity of such Funds.

See "Management" for a complete description of the investment management fee and other expenses associated with the investment of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund in their corresponding Portfolios. This Prospectus, and the Statement of Additional Information dated March 1, 1995, as revised January 5, 1996, contain more detailed information about this organizational structure of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and their corresponding Portfolios, including information related to: (i) the investment objective, policies and restrictions of such Funds and their Portfolios; (ii) the Board of Directors and officers of the Company, the Trustees and officers of the Portfolios, the administrator of such Funds and the investment manager and administrator of the Portfolios; (iii) portfolio transactions and brokerage commissions; (iv) such Funds' shares, including the rights and liabilities of its shareholders; (v) additional performance information, including the method used to calculate yield and total return; and (vi) the determination of the value of the shares of such Funds.

                               Prospectus Page 33

                             GT GLOBAL THEME FUNDS

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Each Fund is authorized to issue three classes of shares. Class A shares of each Fund are sold to investors subject to an initial sales charge, while Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses and a contingent deferred sales charge payable upon certain redemptions. The third class of shares of the Funds, the Advisor Class, may be offered through a separate prospectus only to certain investors. Investors known to be eligible to purchase Advisor Class shares will be sold only Advisor Class shares rather than any other class of shares offered by a Fund. See "Alternative Purchase Plan."

Orders received before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. The minimum initial investment is $500 ($100 for IRAs and $25 for custodial accounts under Section 403(b)(7) of the Code and other tax-qualified employer-sponsored retirement accounts, if made under a systematic investment plan providing for monthly payments of at least that amount), and the minimum for additional purchases is $100 ($25 for IRAs, Code Section 403 (b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. See "How to Invest -- Public Offering Price." The Funds and GT Global reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF THE FUNDS. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. PURCHASES OF $500,000 OR MORE MUST BE FOR CLASS A SHARES.

PURCHASES THROUGH BROKER/DEALERS. Shares of the Funds may be purchased through broker/dealers with which GT Global has entered into dealer agreements. Orders received by such broker/dealers before the close of regular trading on the NYSE on a Business Day will be effected that day, provided that such order is transmitted to the Transfer Agent prior to its close of business on such day. The broker/dealer will be responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to such time. After an initial investment is made and a shareholder account is established through a broker, at the investor's option subsequent purchases may be made directly through GT Global. See "Shareholder Account Manual."

Broker/dealers that do not have dealer agreements with GT Global also may offer to place orders for the purchase of shares. Purchases made through such broker/dealers will be effected at the public offering price next determined after the order is received by the Transfer Agent. Such a broker/ dealer may charge the investor a transaction fee as determined by the broker/dealer. That fee will be in addition to the sales charge payable by the investor, with respect to Class A shares, and may be avoided if shares are purchased through a broker/ dealer that has a dealer agreement with GT Global or directly through GT Global.

PURCHASES THROUGH THE DISTRIBUTOR. Investors may purchase shares and open an account directly through GT Global, the Funds' distributor, by completing and signing the Account Application located at the end of this Prospectus. Investors should mail to the Transfer Agent the completed Application together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by such an application.

Investors also may purchase shares of the Funds through GT Global by bank wire. Bank wire purchases will be effected at the next determined

                               Prospectus Page 34

                             GT GLOBAL THEME FUNDS
public offering price after the bank wire is received. Accordingly, a bank wire received by the close of regular trading on the NYSE on a Business Day will be effected that day. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to a Fund. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to a Fund. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

                           PURCHASING CLASS A SHARES

Each Fund's public offering price per Class A share is equal to the net asset value per share (see "Calculation of Net Asset Value") plus a sales charge determined in accordance with the following schedule:

                   SALES CHARGE AS PERCENTAGE OF        DEALER
AMOUNT OF                                             REALLOWANCE
PURCHASE           ------------------------------    AS PERCENTAGE
AT THE PUBLIC        OFFERING           NET             OF THE
OFFERING PRICE         PRICE        INVESTMENT      OFFERING PRICE
-----------------  -------------  ---------------  -----------------
Less than
  $50,000........          4.75%           4.99%            4.25%
$50,000 but less
  than
  $100,000.......          4.00%           4.17%            3.50%
$100,000 but less
  than
  $250,000.......          3.00%           3.09%            2.75%
$250,000 but
  less than
  $500,000.......          2.00%           2.04%            1.75%
$500,000 or
  more...........          0.00%           0.00%           *

--------------

* GT Global will pay the following commissions to brokers that initiate and are responsible for purchases of any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $3 million, plus 0.50% on the excess over $3 million. For purposes of determining the appropriate brokerage commission to be paid in connection with the transaction, GT Global will combine purchases made by a broker on behalf of a single client so that the broker's commission, as outlined above, will be based on the aggregate amount of such client's share purchases over a rolling twelve month period from the date of the transaction.

All shares purchased pursuant to a sales charge waiver based on the aggregate purchase amount equalling at least $500,000 will be subject to a contingent deferred sales charge for the first year after their purchase, as described under "Contingent Deferred Sales Charge -- Class A Shares," equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption.

From time to time, GT Global may reallow to broker/ dealers the full amount of the sales charge or may pay out additional amounts to broker/dealers who sell Class A shares. In some instances, GT Global may offer these reallowances or additional payments only to broker/dealers that have sold or may sell significant amounts of Class A shares. To the extent that GT Global reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933. Commissions also may be paid to broker/dealers and other financial institutions that initiate purchases of at least $500,000 made pursuant to sales charge waivers (i) and
(vii), described below under "Sales Charge Waivers -- Class A Shares."

The following describes purchases that may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years. This includes shares purchased in connection with an employee benefit plan(s) exclusively for the benefit of such individual(s), such as an IRA, individual Code Section 403(b) plan or single-participant Keogh-type plan (that is, a self-employed individual retirement plan ("Keogh Plan")). This also includes purchases made by a company controlled by such individual(s);

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including Section 401(k) plans, and medical, life and disability insurance trusts) other than a plan described in "(a)" above;

or

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

                               Prospectus Page 35

                             GT GLOBAL THEME FUNDS

SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

(i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 100 but less than 1,000 employees.

(ii) Current or retired Trustees, Directors and officers of the investment companies for which LGT Asset Management serves as investment manager and/or administrator; employees or retired employees of the companies comprising Liechtenstein Global Trust or affiliated companies of Liechtenstein Global Trust; the children, siblings and parents of the persons in the foregoing categories; and trusts primarily for the benefit of such persons.

(iii) Registered representatives or full-time employees of broker/dealers which have entered into dealer agreements with GT Global, and the children, siblings and parents of such persons, and employees of financial institutions that directly, or through their affiliates, have entered into dealer agreements with GT Global (or that otherwise have an arrangement with respect to sales of Fund shares with a broker/dealer that has entered into a dealer agreement with GT Global) and the children, siblings and parents of such employees.

(iv) Companies exchanging shares with or selling assets to one or more of the GT Global Mutual Funds pursuant to a merger, acquisition or exchange offer.

(v) Shareholders of any of the GT Global Mutual Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the GT Global Mutual Funds.

(vi) Purchases made through the automatic investment of dividends and other distributions paid by any of the other GT Global Mutual Funds.

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000, and further provided that such money is not eligible to be invested in the Advisor Class.

(viii) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with GT Global.
(ix) Retirement plan participants who borrow from their retirement accounts by redeeming GT Global Mutual Fund shares and subsequently repay such loans via a purchase of a Fund's shares.

(x) Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, the proceeds of which are reinvested in Funds' shares.

(xi) Accounts not eligible for the Advisor Class as to which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in a Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of that Fund and/or one or more of the other GT Global Mutual Funds. The Transfer Agent must receive from the investor or the investor's broker/dealer within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. For a discussion of the federal income tax consequences of a reinstatement, see "Dividends, Other Distributions and Federal Income Taxation -- Taxes."

REDUCED SALES CHARGE PLANS -- CLASS A SHARES. Class A shares may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. For more details on these plans, investors should contact their broker/ dealers or the Transfer Agent.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of a Fund at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of other GT Global Mutual Funds (other than GT Global Dollar Fund) plus (c) the price of all shares of GT Global Mutual Funds (other than shares of GT Global Dollar Fund not acquired by exchange) already held

                               Prospectus Page 36

                             GT GLOBAL THEME FUNDS
by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their broker/dealer, the Transfer Agent or GT Global sufficient information to permit confirmation of qualification. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUND AND CLASS A SHARES OF THE OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI"), an investor indicates an aggregate investment amount he or she intends to invest in the Class A shares of a Fund and the Class A shares of other GT Global Mutual Funds (other than GT Global Dollar Fund) in the following thirteen months. The LOI is included as part of the Account Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of GT Global Mutual Fund Class A shares (other than shares of GT Global Dollar Fund), the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen month period covered by the LOI the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to GT Global of a higher applicable sales charge.

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualifications for such treatment. THE FOREGOING LETTER OF INTENT APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND). THE VALUE OF CLASS B SHARES OF ANY GT GLOBAL MUTUAL FUND WILL NOT BE COUNTED TOWARD THE FULFILLMENT OF AN LOI.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $500,000 or more may be made without an initial sales charge. Purchases of Class A shares of two or more GT Global Mutual Funds (other than the GT Global Dollar Fund) may be combined for this purpose, and the Right of Accumulation also applies to such purchases. If a shareholder within one year after the date of purchase redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $500,000 or more as described above under "Purchasing Class A Shares," a contingent deferred sales charge of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares that are redeemed will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or other distributions or (2) Class A shares redeemed more than one year after their purchase. Such shares purchased in amounts of at least $500,000 without a sales charge may be exchanged for Class A shares of another GT Global Mutual Fund (other than GT Global Dollar Fund) without the imposition of a contingent deferred sales charge, although the contingent deferred sales charge described above will apply to the redemption of the shares acquired through an exchange. The waivers set forth under "Contingent Deferred Sales Charge Waivers" below are applied to redemptions of Class A shares upon which a contingent deferred sales charge is imposed. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           PURCHASING CLASS B SHARES

The public offering price of the Class B shares of the Funds is the next determined net asset value per share. No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Since the Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment.

Class B shares of the Funds that are redeemed will not be subject to a contingent deferred sales charge

                               Prospectus Page 37

                             GT GLOBAL THEME FUNDS
to the extent that the value of such shares represents: (1) reinvestment of dividends or capital gain distributions or (2) shares redeemed more than six years after their purchase. Redemptions of most other Class B shares will be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge Waivers." The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below. Accordingly, no charge is imposed on increases in net asset value above the original purchase price:

                             CONTINGENT DEFERRED SALES CHARGE
                             AS A PERCENTAGE OF THE LESSER OF
                             NET ASSET VALUE AT REDEMPTION OR
     REDEMPTION DURING          THE ORIGINAL PURCHASE PRICE
---------------------------  ---------------------------------
1st Year Since Purchase....                      5%
2nd Year Since Purchase....                      4%
3rd Year Since Purchase....                      3%
4th Year Since Purchase....                      3%
5th Year Since Purchase....                      2%
6th year Since Purchase....                      1%
Thereafter.................                      0%

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the cost of shares purchased seven years or more prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $ 11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165.00 would be sold without a contingent deferred sales charge. The number of shares needed to fund the remaining $335 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge, the original purchase price of $10.00 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10.00 per share at the contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any contingent deferred sales charge will be paid to GT Global.

                           CONTINGENT DEFERRED SALES
                                 CHARGE WAIVERS

The contingent deferred sales charge will be waived for exchanges, as described below, and for redemptions in connection with a Fund's systematic withdrawal plan not in excess of 12% of the value of the account annually. In addition, the contingent deferred sales charge will be waived in the following circumstances:
(1) total or partial redemptions made within one year following the death or disability of a shareholder; (2) minimum required distributions made in connection with a GT Global IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(3) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;
(4) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (5) a one-time reinvestment in Class B shares of a Fund within 180 days of a prior redemption; (6) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (7) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in Fund shares; (8) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (9) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (10) redemptions made in connection with a distribution from any retirement plan or account that is permitted in

                               Prospectus Page 38

                             GT GLOBAL THEME FUNDS
accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (11) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code or the return of excess aggregate contributions pursuant to Section 401(m)(6) of the Code; (12) redemptions made in connection with a distribution (from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code) to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (13) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

            PROGRAMS APPLICABLE TO CLASS A SHARES AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of a Fund through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more ($25 or more for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in the Funds. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Funds in cash. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their brokers or GT Global for more information.

DOLLAR COST AVERAGING PROGRAM. Dollar cost averaging is a systematic, disciplined investment method through which a shareholder invests the same dollar amount each month. Accordingly, the investor purchases more shares when a Fund's net asset value is relatively low and fewer shares when a Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. The GT Dollar Cost Averaging Program provides a convenient means for investors to use this method to purchase either Class A or Class B shares of the GT Global Mutual Funds. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases through periods of low price levels.

A participant in the GT Dollar Cost Averaging Program first designates the size of his or her monthly investment in a Fund ("Monthly Investment") after participation in the program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the GT Global Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the GT Global Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. For more information about the GT Global Dollar Cost Averaging Program, investors should consult their brokers or GT Global.

CERTIFICATES. In the interest of economy and convenience, physical certificates representing the Funds' shares will not be issued unless an investor submits a written request to the Transfer Agent, or unless the investor's broker requests that the Transfer Agent provide certificates. Shares of the Funds are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

                               Prospectus Page 39

                             GT GLOBAL THEME FUNDS

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of any Fund may be exchanged for shares of any of the other GT Global Mutual Funds (including the other Funds), based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. This exchange privilege is available only in those jurisdictions where the sale of GT Global Mutual Fund shares to be acquired may be legally made. CLASS A SHARES MAY BE EXCHANGED ONLY FOR CLASS A SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. CLASS B SHARES MAY BE EXCHANGED ONLY FOR CLASS B SHARES OF OTHER GT GLOBAL MUTUAL FUNDS. The exchange of Class B shares will not be subject to a contingent deferred sales charge. For purposes of computing the contingent deferred sales charge, the length of time of ownership of Class B shares will be measured from the date of original purchase and will not be affected by the exchange. EXCHANGES ARE NOT TAX-FREE AND WILL RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Other than the Funds, the GT Global Mutual Funds currently include:

      -- GT GLOBAL WORLDWIDE GROWTH FUND
      -- GT GLOBAL INTERNATIONAL GROWTH FUND
      -- GT GLOBAL EMERGING MARKETS FUND
      -- GT GLOBAL NEW PACIFIC GROWTH FUND
      -- GT GLOBAL EUROPE GROWTH FUND
      -- GT GLOBAL LATIN AMERICA GROWTH FUND*
      -- GT GLOBAL AMERICA SMALL CAP
         GROWTH FUND
      -- GT GLOBAL AMERICA GROWTH FUND
      -- GT GLOBAL AMERICA VALUE FUND
      -- GT GLOBAL JAPAN GROWTH FUND
      -- GT GLOBAL GROWTH & INCOME FUND
      -- GT GLOBAL GOVERNMENT INCOME FUND
      -- GT GLOBAL STRATEGIC INCOME FUND
      -- GT GLOBAL HIGH INCOME FUND
      -- GT GLOBAL DOLLAR FUND
--------------
*   Formerly G.T. Latin America Growth Fund.

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. If an investor does not surrender all of his or her shares in an exchange, the remaining balance in the investor's account after the exchange must be at least $500. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

An investor interested in making an exchange should write or call his or her broker/dealer or the Transfer Agent to request the prospectus of the other GT Global Mutual Fund(s) being considered. Certain broker/dealers may charge a fee for handling exchanges.

EXCHANGES BY TELEPHONE. A shareholder may give exchange instructions to the shareholder's broker/ dealer or the Transfer Agent by telephone at the appropriate toll-free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the investor's broker/dealer or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

OTHER INFORMATION ABOUT EXCHANGES. Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales is not acceptable and can be limited by the Funds' or GT Global's refusal to accept further purchase and exchange orders from the investor or broker/dealer. The terms of the exchange offer described above may be modified at any time, on 60 days' prior written notice to shareholders.

                               Prospectus Page 40

                             GT GLOBAL THEME FUNDS

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

As described below, Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) and redemption proceeds will be sent within seven days of the execution of a redemption request. Shareholders with broker/dealers who sell shares may redeem shares through such broker/dealers; if the shares are held in the broker/dealer's "street name" the redemption must be made through the broker/dealer. Other shareholders may redeem shares through the Transfer Agent. If a redeeming shareholder owns both Class A and Class B shares of the Funds, the Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

REDEMPTIONS THROUGH BROKER/DEALERS. Shareholders with accounts at broker/dealers who sell shares of the Funds may submit redemption requests to such broker/dealers. Broker/dealers may honor a redemption request either by repurchasing shares from a redeeming shareholder at the Funds' shares' net asset value next computed after the broker/dealer receives the request or by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds (less any applicable contingent deferred sales charge for Class B shares) normally will be paid by check or, if offered by the broker/dealer, credited to the shareholder's brokerage account at the election of the shareholder. Broker/dealers may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their broker/dealers for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. All redemptions will be effected at the net asset value next determined after the Transfer Agent has received the request in good order and any required supporting documentation (less any applicable contingent deferred sales charge for Class B shares). Redemption requests received before the close of regular trading on the NYSE on a Business Day will be effected at the net asset value calculated on that day. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding thirty days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder with questions concerning the Funds' signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $1,000. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent, but reserves the right to do so in the future.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual. Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR THIRTY DAYS

                               Prospectus Page 41

                             GT GLOBAL THEME FUNDS
FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent shall not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. The Funds may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow reasonable procedures.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the registered account owner(s) and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding thirty days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may participate in the GT Global Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on redemptions made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies to be redeemed may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their brokers or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt as to what documents are required should contact his or her broker/dealer or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which the Funds have not yet received good payment, the Funds may delay payment of redemption proceeds until they have assured themselves that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

The Funds may redeem the shares of any shareholder whose account is reduced to less than $500 in value through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100 or more).

                               Prospectus Page 42

                             GT GLOBAL THEME FUNDS

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their broker/dealers. Shareholders also may place such orders directly through the Transfer Agent in accordance with this Manual. See "How to Invest;" "How to Make Exchanges;" "Dividends, Other Distributions and Federal Income Taxation -- Taxes" and "How to Redeem Shares" for more information.

Each Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send the completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global
    P.O. Box 7345
    San Francisco, California 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE SUCH AN INVESTOR MUST SEND A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER TO GT GLOBAL AT THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn: GT GLOBAL
    ACCOUNT NO. 4023-050701
(Stating Fund name, class of shares, shareholder's registered name and account number)

EXCHANGES BY TELEPHONE

Call GT Global at 1-800-223-2138

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, CA 94120-7893

REDEMPTIONS BY TELEPHONE

Call GT Global at 1-800-223-2138

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global
    P.O. Box 7893
    San Francisco, CA 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send the instructions to the following address:

    GT Global Investor Services
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures should call GT Global at 1-800-223-2138.

                               Prospectus Page 43

                             GT GLOBAL THEME FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of regular trading on the floor of the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time), each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets (which, in the case of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund is the value of such Funds' investment in its corresponding Portfolio), subtracting all of each Fund's liabilities, and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Equity securities held by the Theme Portfolios are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors or the Portfolios' Board of Trustees, as applicable. Securities quoted in foreign currencies will be valued in U.S. dollars based on the prevailing exchange rates on that day.

Certain of the Theme Portfolios' securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as a Saturday). As a result, the net asset value of a Fund's shares may be significantly affected by such trading on days when shareholders have no access to that Fund.

The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher expenses borne by the Class B shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense accrual differential between the classes. The per share net asset value and dividends of the Advisor Class shares of a Fund generally will be higher than that of the Class A and Class B shares of that Fund because of the absence of 12b-1 service and distribution fees with respect to Advisor Class shares.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund annually declares as a dividend all of its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less applicable expenses. Each Fund also normally distributes for each fiscal year substantially all of its realized net short-term capital gain (the excess of short-term capital gains over short-term capital

                               Prospectus Page 44

                             GT GLOBAL THEME FUNDS
losses), net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or other distribution if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares of a Fund will be lower than the per share income dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares; the per share income dividends on both such classes of shares of a Fund will be lower than the per share income dividends on the Advisor Class shares of that Fund as a result of the absence of any service and distribution fees applicable to Advisor Class shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS IS THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, that Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain that is distributed to its shareholders. Each Portfolio expects that it also will not be liable for any federal income tax.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and other distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes treated as paid by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed

                               Prospectus Page 45

                             GT GLOBAL THEME FUNDS
Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another GT Global Mutual Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of such Fund or any other GT Global Mutual Fund on which an initial sales charge normally is imposed without paying a sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased within 30 days before or after redeeming other shares of the same Fund (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting the Funds and their shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of each Fund. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide certain services required by each Fund. The Portfolios' Board of Trustees has overall responsibility for operation of each Portfolio. See "Directors, Trustees, and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of the Funds and the Trustees of the Portfolios. A majority of the disinterested members (as defined in the 1940 Act) of the Board of Directors of the Company and the Board of Trustees of the Portfolios have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising concerning the Funds and their corresponding Portfolios up to and including creating a separate Board of Trustees of the Portfolios.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by LGT Asset Management as the Theme Portfolios' investment manager and administrator include, but are not limited to, determining the composition of the investment portfolio of the Portfolios and placing orders to buy, sell or hold particular securities. In addition, LGT Asset Management provides the following administration services to the Portfolios and the Funds: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Portfolios' and the Funds' operation.

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each pays administration fees directly to LGT Asset Management at the annualized rate of 0.25% of such Fund's average daily net assets. In addition, each such Fund bears its pro rata portion of the investment management and administration fees paid by its corresponding Portfolio to LGT Asset Management. The Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio each pays such fees, based on the average daily net assets of such Portfolio, directly to LGT Asset Management at the annualized rate of .725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million and .65% on all amounts thereafter. For investment management and administration services provided to the Health Care Fund and Telecommunications

                               Prospectus Page 46

                             GT GLOBAL THEME FUNDS
Fund, each such Fund pays LGT Asset Management a fee computed daily and paid monthly based on each such Fund's average daily net assets at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter. These rates are higher than those paid by most mutual funds. LGT Asset Management also serves as each Fund's pricing and accounting agent. The monthly fee for these services to LGT Asset Management is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of GT Global Mutual Funds and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of GT Global Mutual Funds.

LGT Asset Management provides investment management and/or administration services to the GT Global Mutual Funds. LGT Asset Management and its worldwide asset management affiliates have provided investment management and/or adninistration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of LGT Asset Management are located at 50 California Street, 27th Floor, San Francisco, California 94111.

LGT Asset Management and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, comprise Liechtenstein Global Trust, formerly BIL GT Group Limited. On January 1, 1996, G.T. Capital Management, Inc. was renamed LGT Asset Management, Bank in Liechtenstein was renamed LGT Bank in Liechtenstein, and BIL GT Group Limited was renamed Liechtenstein Global Trust. Liechtenstein Global Trust is a provider of global asset management and private banking products and services to individual and institutional investors. Liechtenstein Global Trust is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

As of November 30, 1995, LGT Asset Management and its worldwide asset management affiliates managed or administered approximately $22 billion, of which approximately $20 billion consist of GT Global retail funds worldwide. In the U.S., as of November 30, 1995, LGT Asset Management managed or administered approximately $9.6 billion in GT Global Mutual Funds. As of November 30, 1995, assets under advice by the LGT Bank in Liechtenstein exceeded approximately $23 billion. As of November 30, 1995, assets entrusted to Liechtenstein Global Trust totaled approximately $45 billion.

In addition to the resources of its San Francisco office, LGT Asset Management uses the expertise, personnel, data and systems of other offices of Liechtenstein Global Trust, including investment offices in London, Hong Kong, Tokyo, Singapore, Sydney and Frankfurt. In managing GT Global Mutual Funds, LGT Asset Management employs a team approach, taking advantage of the resources of these various investment offices around the world in seeking to achieve each Fund's investment objective. Many of the investment managers who manage GT Global Mutual Funds' portfolios are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The investment professionals primarily responsible for the portfolio management of the Theme Portfolios are as follows:

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
A. James Ellman                         Portfolio Manager since 1995            Analyst for LGT Asset Management from
 San Francisco                                                                   1994 to 1995. From 1992 to 1994, Mr.
                                                                                 Ellman was a student at the Harvard
                                                                                 Graduate School of Business
                                                                                 Administration (where he received a
                                                                                 Masters of Business Administration).
                                                                                 From 1990 to 1992, Mr. Ellman was
                                                                                 employed by the Federal Reserve Bank
                                                                                 of New York as an international bank
                                                                                 examiner.

                               Prospectus Page 47

                             GT GLOBAL THEME FUNDS

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------
David L. Sherry                         Portfolio Manager since Portfolio       Portfolio Manager for LGT Asset
 San Francisco                           inception in 1994                       Management since 1993. From 1992 to
                                                                                 1993, Mr. Sherry was Senior
                                                                                 Securities Analyst for Franklin
                                                                                 Resources, Inc. (San Mateo, CA). From
                                                                                 1990 to 1992, he was a student at
                                                                                 University of California at Los
                                                                                 Angeles Graduate School of Business
                                                                                 (where he received a Masters of
                                                                                 Business Administration). Prior
                                                                                 thereto, he was an Assistant
                                                                                 Treasurer with Brown Brothers
                                                                                 Harriman (NY).

Michael Mahoney                         Portfolio Manager since Portfolio       Portfolio Manager for LGT Asset
 San Francisco                           inception in 1994                       Management since 1993. From 1991 to
                                                                                 1993, Mr. Mahoney was an Investment
                                                                                 Analyst for LGT Asset Management.
                                                                                 From 1989 to 1991, he was a student
                                                                                 at Stanford Graduate School of
                                                                                 Business (where he received a Masters
                                                                                 of Business Administration). Prior
                                                                                 thereto, he was a Management
                                                                                 Consultant for Bain & Co., management
                                                                                 consulting (Boston).

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------

Charles A. Wall                         Portfolio Manager since Portfolio       Portfolio Manager for LGT Asset
 Sydney                                  inception in 1994                       Management Ltd. (Australia) and LGT
                                                                                 Asset Management since 1992. Prior
                                                                                 thereto, Mr. Wall was a Portfolio
                                                                                 Manager for Baring Securities
                                                                                 (Sydney).

Derek H. Webb                           Portfolio Manager since Portfolio       Analyst for LGT Asset Management from
 San Francisco                           inception in 1994                       1992 to 1994. From 1990 to 1992, Mr.
                                                                                 Webb was a student at the University
                                                                                 of Pennsylvania, Wharton School of
                                                                                 Business. During 1989, he was Vice
                                                                                 President, Citicorp Investment Bank
                                                                                 of Los Angeles. Prior thereto, he was
                                                                                 a Bond Trader, Trust Co. of the West
                                                                                 (Los Angeles).

                               Prospectus Page 48

                             GT GLOBAL THEME FUNDS

                GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                         THE PORTFOLIO                          PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------

Derek H. Webb                           Portfolio Manager since Portfolio       Analyst for LGT Asset Management from
 San Francisco                           inception in 1994                       1992 to 1994. From 1990 to 1992, Mr.
                                                                                 Webb was a student at the University
                                                                                 of Pennsylvania, Wharton School of
                                                                                 Business. During 1989, he was Vice
                                                                                 President, Citicorp Investment Bank
                                                                                 for Los Angeles. Prior thereto, he
                                                                                 was a Bond Trader, Trust Co. of the
                                                                                 West (Los Angeles).

                            GLOBAL HEALTH CARE FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------

Edward R. Gomoll                        Portfolio Manager since Fund inception  Portfolio Manager for LGT Asset
 San Francisco                           in 1989                                 Management.

Michael Yellen                          Research Analyst since 1994             Research Analyst for LGT Asset
 San Francisco                                                                   Management since 1994. From 1991 to
                                                                                 1994, Mr. Yellen was a securities
                                                                                 analyst and co-portfolio manager for
                                                                                 Franklin Resources, Inc. (San Mateo,
                                                                                 CA). Prior thereto, Mr. Yellen was a
                                                                                 student at Stanford University, where
                                                                                 he received a Bachelor's Degree in
                                                                                 International Relations.

                               Prospectus Page 49

                             GT GLOBAL THEME FUNDS

                         GLOBAL TELECOMMUNICATIONS FUND

                                                 RESPONSIBILITIES FOR                    BUSINESS EXPERIENCE
NAME/OFFICE                                            THE FUND                            PAST FIVE YEARS
--------------------------------------  --------------------------------------  --------------------------------------

Michael Mahoney                         Portfolio Manager since 1993            From 1991 to 1993, Mr. Mahoney was an
 San Francisco                                                                   Investment Analyst for LGT Asset
                                                                                 Management. From 1989 to 1991, he was
                                                                                 a student at Stanford Graduate School
                                                                                 of Business (where he received a
                                                                                 Masters of Business Administration).
                                                                                 Prior thereto, he was a Management
                                                                                 Consultant for Bain & Co., management
                                                                                 consulting (Boston).

David L. Sherry                         Portfolio Manager since 1993            Portfolio Manager for LGT Asset
 San Francisco                                                                   Management since 1993. From 1992 to
                                                                                 1993, Mr. Sherry was Senior
                                                                                 Securities Analyst for Franklin
                                                                                 Resources, Inc. (San Mateo, CA). From
                                                                                 1990 to 1992, he was a student at
                                                                                 University of California at Los
                                                                                 Angeles Graduate School of Business
                                                                                 (where he received a Masters of
                                                                                 Business Administration). Prior
                                                                                 thereto, he was an Assistant
                                                                                 Treasurer with Brown Brothers
                                                                                 Harriman (NY).

                               Prospectus Page 50

                             GT GLOBAL THEME FUNDS

In addition, in managing the Theme Portfolios these individuals utilize the research and related work of other members of LGT Asset Management's investment staff.

In placing orders for the Theme Portfolios' securities transactions, LGT Asset Management seeks to obtain the best net results. LGT Asset Management has no agreement or commitment to place orders with any broker/dealer. Commissions or discounts in foreign securities exchanges and over-the-counter ("OTC") markets often are fixed and generally are higher than those in U.S. securities exchanges or markets. Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions. Consistent with its obligation to obtain best net results, LGT Asset Management may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions for the Theme Portfolios may be executed through any Liechtenstein Global Trust affiliates.

LGT Asset Management anticipates that the annual turnover rate of each Theme Portfolio will not exceed 100%. However, LGT Asset Management does not regard portfolio turnover as a limiting factor and will buy or sell securities for each Theme Portfolio as necessary in response to market conditions to meet each Theme Portfolio's objective of long-term growth of capital. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Theme Portfolio's average month-end portfolio value, excluding short-term investments. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. High portfolio turnover involves correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads and other costs that the Theme Portfolios will bear directly, and may result in the realization of net capital gains, which are taxable when distributed to each Fund's shareholders.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor, or principal underwriter, of the Funds' Class A and Class B shares. Like LGT Asset Management, GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, CA 94111. As distributor, GT Global collects the sales charges imposed on purchases of Class A shares and any contingent deferred sales charges that may be imposed on certain redemptions of Class A and Class B shares. GT Global reallows a portion of the sales charge on Class A shares to broker/dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." In addition, GT Global pays a brokerage commission equal to 4.00% of the amount invested to broker/ dealers who sell Class B shares. A brokerage commission with respect to Class B shares is not paid on exchanges or certain reinvestments in Class B shares.

GT Global, at its own expense, may provide additional promotional incentives to broker/dealers that sell shares of a Fund and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to broker/dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to brokers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/or other events sponsored by the broker/dealer. In addition, GT Global makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Under a plan of distribution adopted by the Company's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, with respect to each Fund's Class A shares ("Class A Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of such Fund's Class A shares for its expenditures

                               Prospectus Page 51

                             GT GLOBAL THEME FUNDS
incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of each such Fund's Class A shares, less any amounts paid by that Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to a separate plan of distribution adopted with respect to each Fund's Class B shares ("Class B Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of such Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of such Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as such Plan continues in effect.

GT Global's service and distribution expenses include the payment of ongoing commissions; the cost of any additional compensation paid by GT Global to broker/dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Funds; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to GT Global's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. In addition, its expenses under the Class B Plan include payment of initial sales commissions to broker/dealers and interest on any unreimbursed amounts carried forward thereunder.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 52

                             GT GLOBAL THEME FUNDS

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, such as an additional investment, redemption or the payment of a dividend or distribution, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's Automatic Investment Plan, Systematic Withdrawal Plan and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of each Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and semiannual report, respectively. These reports list the securities held by each Fund and contain each Fund's financial statements. In addition, the federal income status of distributions made by a Fund to shareholders will be reported after the end of the fiscal year on Form 1099-DIV. Under certain circumstances, duplicate mailings of such reports may be consolidated.

ORGANIZATION. The Company was organized as a Maryland corporation on October 29, 1987 and is registered with the SEC as an open-end management investment company. From time to time, the Company may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of a Fund will be voted by a Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of its investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of each Fund and of all the Company's funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the selection by the Board of Directors of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. Each Fund would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of each Fund and of the Company's other funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, three hundred million shares have been classified as shares of each Fund, 100 million shares as Class A shares and 100 million shares as Class B shares, except for the Telecommunications Fund, of which 200 million shares have each been classified as Class A shares and Class B shares, respectively. One hundred million shares have been classified as Advisor Class shares for each Fund. These amounts may be increased from time to time in the discretion of the Board of Directors. Each share of each Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of each Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of each Fund when issued are fully paid and nonassessable.

ORGANIZATION OF THE PORTFOLIOS. Each Portfolio is organized as a subtrust of a New York common law trust. The Declaration of Trust provides that the

                               Prospectus Page 53

                             GT GLOBAL THEME FUNDS
Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund and other entities investing in its corresponding Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds), if any, each will be liable for all obligations of that Portfolio. However, the Directors of the Company believe that the risk of such Funds' incurring financial loss because of such liability is limited to circumstances in which both inadequate insurance existed and each of the Portfolios itself was unable to meet its obligations, and that neither the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund nor their shareholders will be exposed to a material risk of liability by reason of the Funds' investing in their corresponding Portfolios.

Whenever the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund is requested to vote on any proposal of its corresponding Portfolio, such Fund will hold a meeting of such Fund's shareholders and will cast its vote as instructed by its shareholders. As is true for many investment companies, a majority of the outstanding voting securities can control the results of certain shareholder votes. Because a Portfolio investors' votes are proportionate to their percentage interests in that Portfolio, one or more other Portfolio investors could, in certain instances, approve an action against which a majority of the outstanding voting securities of its corresponding Fund had voted. This could result in that Fund's redeeming its investment in its corresponding Portfolio, which could result in increased expenses for that Fund. Whenever the shareholders of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund are called to vote on matters related to its corresponding Portfolio, the Directors of the Company shall vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. Any information received from the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio in the Portfolio's report to shareholders will be provided to the shareholders of its corresponding Fund.

Each investor in a Portfolio, including its corresponding Fund, may add to or reduce its investment in that Portfolio on each day the NYSE is open for trading. As of the close of regular trading on the NYSE on each such day, the value of each such investor's beneficial interest in that Portfolio will be determined by multiplying the net asset value of that Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in that Portfolio. Any additions or reductions, which are to be effected as of the close of the regular trading on the NYSE, on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in that Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in that Portfolio as of the close of regular trading on the NYSE, on such day plus or minus, as the case may be, the amount of net additions to or reductions from the investor's investment in that Portfolio effected as of that time, and (ii) the denominator of which is the aggregate net asset value of that Portfolio as of that time, on such day, plus or minus, as the case may be, the amount of net additions to or reductions from the aggregate investments in that Portfolio by all investors in that Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in that Portfolio as of the close of regular trading on the NYSE, on the following day the NYSE is open for trading.

Each Fund, except the Health Care Fund, is classified as a "diversified" fund under the 1940 Act, which means that, with respect to 75% of the Fund's total assets: (i) no more than 5% will be invested in the securities of any one issuer, and (ii) each Fund will purchase no more than 10% of the outstanding voting securities of any one issuer. The Health Care Fund is a "non-diversified" investment company under the 1940 Act, which means that, with respect to 50% of the Fund's total assets, no more than 5% may be invested in the securities of a single issuer.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll-free at (800) 223-2138 or by writing to the Fund at 50 California Street, 27th Floor, San Francisco, California 94111.

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

                               Prospectus Page 54

                             GT GLOBAL THEME FUNDS

In such materials, the Funds may quote their average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in a Fund at the end of a one-year period and at the end of five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of a Fund. Standardized Return assumes the reinvestment of all dividends and other distributions at net asset value on the reinvestment date as established by the Board of Directors.

In addition, in order to more completely represent the Funds' performance or more accurately compare such performance to other measures of investment return, the Funds also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

The Funds' performance data will reflect past performance and will not necessarily be indicative of future results. The Funds' investment results will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. The Funds' results also should be considered relative to the risks associated with its investment objective and policies. The Funds will include performance data for all classes of shares of the Funds in any advertisement or information including performance data for the Funds. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of LGT Asset Management and GT Global, a subsidiary of Liechtenstein Global Trust and maintains offices at 50 California Street, 27th Floor, San Francisco, CA 94111.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is custodian of the assets of the Portfolios, Health Care Fund and Telecommunications Fund.

COUNSEL. The law firm of Kirkpatrick & Lockhart, 1800 M Street, N.W., Washington, D.C. 20036-5891, acts as counsel to the Company and to the Theme Portfolios. Kirkpatrick & Lockhart also acts as counsel to LGT Asset Management, GT Global and GT Global Investor Services in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Theme Portfolios' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand L.L.P. conducts an annual audit of the Funds and Portfolios, assists in the preparation of the Funds' and Portfolios' federal and state income tax returns and consults with the Company and the Funds and the Portfolios as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 55

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 56

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 57

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 58

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                               Prospectus Page 59

[LGT LOGO]
                              GT GLOBAL
                              MUTUAL FUNDS
                              P.O. Box 7345                                                                      ACCOUNT APPLICATION
                              SAN FRANCISCO, CA 94120-7345
                              800/223-2138

 / / INDIVIDUAL              / / JOINT TENANT             / / GIFT/TRANSFER FOR
 MINOR                            / / TRUST                           / / CORP.
 ACCOUNT REGISTRATION
 / / NEW ACCOUNT
 / / ACCOUNT REVISION (Account No.:
 ---------------------------------------)

 NOTE: Trust registrations should specify name of trustee(s), beneficiary(ies) and date of trust instrument. Registration for Uniform Gifts/Transfers to Minors accounts should be in the name of one custodian and one minor and include the state under which the custodianship is created.


  ------------------------------------    --------------------------------------------------------------------------------
  Owner                                   Social  Security  Number  /  /  or  Tax  I.D.  Number  /  /  (Check  applicable  box)
  ------------------------------------    If  more than  one owner,  social security  number or  taxpayer identification number
  Co-owner 1                              should be provided for first owner listed. If a purchase is made under Uniform  Gift/
  ------------------------------------    Transfer  to  Minors Act,  social  security number  of  the minor  must  be provided.
  Co-owner 2                              Resident of /  / U.S.   / / Other  (specify)-----------------------------------------

                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  Street Address                                                          Home Telephone
                                                                          (    )
  ----------------------------------------------------------------------  ---------------------------
  City, State, Zip Code                                                   Business Telephone

 FUND SELECTION $500 minimum initial investment required for each Fund selected. Checks should be made payable to "GT GLOBAL."

 TO PURCHASE THE FUNDS LISTED BELOW PLEASE SELECT EITHER / / Class A Shares or / / Class B Shares (Not available for purchases of $500,000 or more or for the
                    GT Global Dollar Fund).
 If a class share box is not checked, your investment will be made in Class A shares.

                                                       INITIAL                                                       INITIAL
                                                       INVESTMENT                                                    INVESTMENT
07 / / GT GLOBAL WORLDWIDE GROWTH FUND                 $               13 / / GT GLOBAL LATIN AMERICA GROWTH FUND    $
                                                       ----------                                                    ----------
05 / / GT GLOBAL INTERNATIONAL GROWTH FUND             $               24 / / GT GLOBAL AMERICA SMALL CAP GROWTH     $
                                                       ----------             FUND                                   ----------
16 / / GT GLOBAL EMERGING MARKETS FUND                 $               06 / / GT GLOBAL AMERICA GROWTH FUND          $
                                                       ----------                                                    ----------
11 / / GT GLOBAL HEALTH CARE FUND                      $               23 / / GT GLOBAL AMERICA VALUE FUND           $
                                                       ----------                                                    ----------
15 / / GT GLOBAL TELECOMMUNICATIONS FUND               $               04 / / GT GLOBAL JAPAN GROWTH FUND            $
                                                       ----------                                                    ----------
19 / / GT GLOBAL INFRASTRUCTURE FUND                   $               10 / / GT GLOBAL GROWTH & INCOME FUND         $
                                                       ----------                                                    ----------
17 / / GT GLOBAL FINANCIAL SERVICES FUND               $               09 / / GT GLOBAL GOVERNMENT INCOME FUND       $
                                                       ----------                                                    ----------
21 / / GT GLOBAL NATURAL RESOURCES FUND                $               08 / / GT GLOBAL STRATEGIC INCOME FUND        $
                                                       ----------                                                    ----------
22 / / GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND   $               18 / / GT GLOBAL HIGH INCOME FUND             $
                                                       ----------                                                    ----------
02 / / GT GLOBAL NEW PACIFIC GROWTH FUND               $               01 / / GT GLOBAL DOLLAR FUND                  $
                                                       ----------                                                    ----------
03 / / GT GLOBAL EUROPE GROWTH FUND                    $
                                                       ----------
  CHECKWRITING PRIVILEGE
 Checkwriting privilege available on Class A shares of GT Global Dollar Fund and GT Global Government Income Fund.
 / / Check here if desired. You will be sent a book of checks.
  CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS                                                TOTAL INITIAL INVESTMENT:  $
                                                                                                                     ----------
 All capital gains and dividend distributions will be reinvested in additional shares of the same class unless appropriate boxes below are checked:
 / / Pay capital gain distributions only in cash   / / Pay dividends only in cash   / / Pay capital gain distributions AND
 dividends in cash.
  SPECIAL CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS OPTION
 Pay distributions noted above to another GT Global Mutual Fund: Fund Name ------------------------------------------

 AGREEMENTS & SIGNATURES

 By the execution of this Account Application, I/we represent and warrant that I/we have full right, power and authority and am/are of legal age in my/our state of residence to make the investment applied for pursuant to this Application. The person(s), if any, signing on behalf of the investor represent and warrant that they are duly authorized to sign this Application and to purchase, redeem or exchange shares of the Fund(s) on behalf of the investor. I/WE HEREBY AFFIRM THAT I/WE HAVE RECEIVED A CURRENT PROSPECTUS OF THE GT GLOBAL MUTUAL FUND(S) IN WHICH I/WE AM/ARE INVESTING AND I/WE AGREE TO ITS TERMS AND CONDITIONS.

 I/WE AND MY/OUR ASSIGNS AND SUCCESSORS UNDERSTAND AND AGREE THAT THE ACCOUNT WILL BE SUBJECT TO THE TELEPHONE EXCHANGE AND TELEPHONE REDEMPTION PRIVILEGES DESCRIBED IN THE CURRENT PROSPECTUS TO WHICH THIS APPLICATION IS ATTACHED AND AGREE THAT GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. AND THE FUNDS' TRANSFER AGENT, THEIR OFFICERS AND EMPLOYEES, WILL NOT BE LIABLE FOR ANY LOSS OR DAMAGES ARISING OUT OF ANY SUCH TELEPHONE, TELEX OR TELEGRAPHIC INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE, INCLUDING ANY SUCH LOSS OR DAMAGES DUE TO NEGLIGENCE ON THE PART OF SUCH ENTITIES. THE INVESTOR(S) CERTIFIES(Y) AND AGREE(S) THAT THE CERTIFICATIONS, AUTHORIZATIONS, DIRECTIONS AND RESTRICTIONS CONTAINED HEREIN WILL CONTINUE UNTIL GT GLOBAL, INC., G.T. GLOBAL GROWTH SERIES, G.T. INVESTMENT FUNDS, INC., G.T. INVESTMENT PORTFOLIOS, INC. OR THE FUNDS' TRANSFER AGENT RECEIVES WRITTEN NOTICE OF ANY CHANGE OR REVOCATION. ANY CHANGE IN THESE INSTRUCTIONS MUST BE IN WRITING AND IN SOME CASES, AS DESCRIBED IN THE PROSPECTUS, REQUIRES THAT ALL SIGNATURES BE GUARANTEED.

     PLEASE INDICATE THE NUMBER OF SIGNATURES REQUIRED TO PROCESS CHECKS OR
 WRITTEN REDEMPTION REQUESTS:  / / ONE   / / TWO   / / THREE   / / FOUR.

     (If you do not indicate the number of required signatures, ALL account owners must sign checks and/or written redemption requests.)

     Under penalties of perjury, I certify that the Taxpayer Identification Number provided on this form is my (or my employer's, trust's, minor's or other payee's) true, correct and complete Number and may be assigned to any new account opened under the exchange privilege. I further certify that I am (or the payee whose Number is given is) not subject to backup withholding because: (a) I am (or the payee is) exempt from backup withholding; (b) the Internal Revenue Service (the "I.R.S.") has not notified me that I am (or the payee is) subject to backup withholding as a result of a failure to report all interest or dividends; OR (c) the I.R.S. has notified me that I am (the payee is) no longer subject to backup withholding;

     OR, / / I am (the payee is) subject to backup withholding.
     ALL ACCOUNT OWNERS MUST SIGN BELOW (Minors are not authorized signers) Account revisions may require that signatures be guaranteed. Please see the
                                  Prospectus.

 -----------------------------------------------------------
 Date

 X                                                            X
 ----------------------------------------------------------   ----------------------------------------------------------

 X                                                            X
 ----------------------------------------------------------   ----------------------------------------------------------

 ACCOUNT PRIVILEGES
 TELEPHONE EXCHANGE AND REDEMPTION                     AUTHORITY TO TRANSMIT REDEMPTION PROCEEDS TO
                                                       PRE-DESIGNATED ACCOUNT
 I/We, either directly or through the Authorized       By completing the following section, redemptions
 Agent, if any, named below, hereby authorize the      which exceed $1,000
 Transfer Agent of the GT Global Mutual Funds, to      may be wired or mailed to a Pre-Designated Account
 honor any telephone, telex or telegraphic             at your bank. (Wiring instructions may be obtained
 instructions reasonably believed to be authentic      from your bank.) A bank wire service fee may be
 for redemption and/or exchange between a similar      charged.
 class of shares of any of the Funds distributed
 by GT Global, Inc.                                    --------------------------------------------------
                                                       Name of Bank
 SPECIAL PURCHASE AND REDEMPTION PLANS
  / / I have completed and attached the                --------------------------------------------------
 Supplemental Application for:                         Bank Address
  / / AUTOMATIC INVESTMENT PLAN
 / / SYSTEMATIC WITHDRAWAL PLAN                        --------------------------------------------------
 OTHER                                                 Bank A.B.A Number      Account Number
  / / I/We owned shares of one or more Funds
      distributed by GT Global, Inc. as of April       --------------------------------------------------
      30, 1987 and since that date continuously        Names(s) in which Bank Account is Established
      have owned shares of such Funds. Attached is     A corporation (or partnership) must also submit a
      a schedule showing the numbers of each of        "Corporate Resolution"
      my/our Shareholder Accounts.                     (or "Certificate of Partnership") indicating the
                                                       names and titles of Officers authorized to act on
                                                       its behalf.

 RIGHT OF ACCUMULATION -- CLASS A SHARES
  / / I/We qualify for the Right of Accumulation sales charge discount described in the Prospectus and Statement of Additional Information of the Fund purchased.

  / / I/We own shares of more than one Fund distributed by GT Global. Listed below are the numbers of each of my/our Shareholder Accounts.

  / / The registration of some of my/our shares differs from that shown on this Application. Below are the account number(s) and registration(s) in each case.

 LIST OF OTHER G.T. FUND ACCOUNTS:

 -------------------------------------------           --------------------------------------------------
 -------------------------------------------           --------------------------------------------------
 -------------------------------------------           --------------------------------------------------

 Account Numbers                                 Account Registrations
 LETTER OF INTENT -- CLASS A SHARES

  / / I agree to the terms of the Letter of Intent set forth below. Although I am not obligated to do so, it is my intention to invest over a thirteen-month period in Class A shares of one or more of the GT Global Mutual Funds in an aggregate amount at least equal to:
            / / $50,000     / / $100,000     / / $250,000     / / $500,000

 When a shareholder signs a Letter of Intent in order to qualify for a reduced sales charge, Class A shares equal to 5% (in no case in excess of 1/2 of 1% after an aggregate of $500,000 has been purchased under the Letter) of the dollar amount specified in this Letter will be held in escrow in the Shareholder's Account out of the initial purchase (or subsequent purchases, if necessary) by GT Global, Inc. All dividends and other distributions will be credited to the Shareholder's Account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified thirteen-month period, the purchaser will remit to GT Global, Inc. the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If this difference is not paid within twenty days after written request by GT Global, Inc. or the shareholder's Authorized Agent, the appropriate number of escrowed shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to GT Global, Inc. for the balance still outstanding. The Letter of Intent may be revised upward at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged. Exchange requests involving escrowed shares must specifically reference those shares. Exchanges of escrowed shares may be delayed to allow for the extra processing required.

 Any questions relating to this Letter of Intent should be directed to GT Global, 50 California Street, 27th Floor, San Francisco, CA 94111.
 FOR USE BY AUTHORIZED AGENT (BROKER/DEALER) ONLY

 We hereby submit this Account Application for the purchase of Class A shares including such shares purchased under a Right of Accumulation or Letter of Intent or for the purchase of Class B shares in accordance with the terms of our Dealer Agreement with GT Global, Inc. and with the Prospectus and Statement of Additional Information of each Fund purchased. We agree to notify GT Global, Inc. of any purchases properly made under a Letter of Intent or Right of Accumulation.

 ------------------------------------------------------------------------------
 Investment Dealer Name
 ------------------------------------------------------------------------------
 Main Office Address   Branch Number  Representative's Number  Representative's
 Name
                                                                (     )
 ------------------------------------------------------------------------------
 Branch Address                                                        Telephone

 X
 ------------------------------------------------------------------------------
 Investment Dealer's Authorized Signature                                  Title

[LGT LOGO]
           GT  GLOBAL
           MUTUAL FUNDS
           P.O. Box 7345          SUPPLEMENTAL APPLICATION
           San Francisco, CA      SPECIAL INVESTMENT AND
           94120-7345             WITHDRAWAL OPTIONS
           800/223-2138

ACCOUNT REGISTRATION

Please supply the following information exactly as it appears on the Fund's records.

---------------------------------------------------------   ---------------------------------------------------------
Fund Name                                                   Account Number

----------------------------------------------------------  ----------------------------------------------------------
Owner's Name                                                Co-Owner 1

----------------------------------------------------------  ----------------------------------------------------------
Co-Owner 2                                                  Telephone Number

----------------------------------------------------------  ----------------------------------------------------------
Street Address                                              Social Security or Tax I.D. Number

----------------------------------------------------------
City, State, Zip Code

Resident of  / / U.S.  / / Other  ------------------

AUTOMATIC INVESTMENT PLAN     / / YES  / / NO

I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to debit my/our personal checking account on the designated dates in order to purchase / / Class A shares or / / Class B shares of the Fund indicated at the top of this Supplemental Application at the applicable public offering price determined on that day.

/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 1st day of the month in which you wish investments to begin.)

Amount of each debit (minimum $100)  $
                                     -------------------------------------------------

NOTE:  A Bank  Authorization Form (below)  and a voided  personal check  must accompany the  Automatic Investment Plan
Application.

--------------------------------------------------------------------------------

[LOGO]
           GT GLOBAL
           MUTUAL FUNDS                                                               AUTOMATIC INVESTMENT PLAN

BANK AUTHORIZATION

-------------------------  ------------------------------  ------------
Bank Name                  Bank Address                    Bank Account Number
I/We authorize you, the above named bank, to debit my/our account for amounts drawn by the Transfer Agent of the GT
Global Mutual Funds, acting as my agent. I/We agree that your rights in respect to each withdrawal shall be the same as if it were a check drawn upon you and signed by me/us. This authority shall remain in effect until I/we revoke it in writing and you receive it. I/We agree that you shall incur no liability when honoring any such debit.
I/We further agree that you will incur no liability to me if you dishonor any such withdrawal. This will be so even though such dishonor results in the forfeiture of investment.

---------------------------------------------------------    ---------------------------------------------------------
Account Holder's Name                                        Joint Account Holder's Name

X                                                            X
------------------------------------      --------------     ------------------------------------      --------------
Account Holder's Signature                Date               Joint Account Holder's Signature          Date

                                     (OVER)


SYSTEMATIC WITHDRAWAL PLAN    / / YES  / / NO
MINIMUM REQUIREMENTS: $10,000 INITIAL ACCOUNT BALANCE AND $100 MINIMUM PERIODIC PAYMENT.
I/We hereby authorize the Transfer Agent of the GT Global Mutual Funds to redeem the necessary number of / / Class A or / / Class B shares from my/our GT Global Account on the designated dates in order to make the following periodic payments:
/ / Monthly on the 25th day        / / Quarterly beginning on the 25th day of the month you first select
(The request for participation in the Plan must be received by the 18th day of the month in which you wish withdrawals to begin.)
Maximum annual withdrawal of 12% of initial account balance for shares subject to a contingent deferred sales charge.
Withdrawals in excess of 12% of the initial account balance annually may result in assessment of a contingent deferred sales charge, as described in the applicable Fund's prospectus.
Amount of each check ($100 minimum): $ -----------------

Please make checks payable to:  --------------------------------------------------------------------------------------
(TO  BE   COMPLETED  ONLY   IF  Recipient
REDEMPTION PROCEEDS TO BE PAID  --------------------------------------------------------------------------------------
TO  OTHER THAN  ACCOUNT HOLDER  Street Address
OF RECORD OR MAILED TO ADDRESS  --------------------------------------------------------------------------------------
OTHER THAN ADDRESS OF RECORD)   City, State, Zip Code
NOTE: If recipient of checks is not the registered shareholder, signature(s) below must be guaranteed. A corporation
(or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names and titles of Officers authorized to act on its behalf.
AGREEMENT AND SIGNATURES
The investor(s) certifies(y) and agree(s) that the certifications, authorizations, directions and restrictions contained herein will continue until the Transfer Agent of the GT Global Mutual Funds receives written notice of any change or revocation. Any change in these instructions must be in writing with all signatures guaranteed (if applicable).

----------------------------------------------------------
Date
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
X                                                            X
-----------------------------------------------------        ---------------------------------------------------
Signature                                                    Signature

-----------------------------------------------------------  ---------------------------------------------------------
Signature Guarantee* (if applicable)                         Signature Guarantee* (if applicable)
*Acceptable signature guarantors: (1) a commercial bank; (2) a U.S. trust company; (3) a member firm of a U.S. stock exchange;
(4) a foreign branch of any of the foregoing; or (5) any other eligible guarantor institution. A notary public is NOT an acceptable guarantor. An investor with questions concerning the GT Global Mutual Funds signature guarantee requirement should contact the Transfer Agent.

--------------------------------------------------------------------------------

INDEMNIFICATION AGREEMENT

To: Bank Named on the Reverse

In consideration of your compliance with the request and authorization of the depositor(s) named on the reverse, the Transfer Agent of the GT Global Mutual Funds hereby agrees:

1. To indemnify and hold you harmless from any loss you may incur because of the payment by you and of any debit by the Transfer Agent to its own order on the account of such depositor(s) and received by you in the regular course of business for payment, or arising out of the dishonor by you of any debit, provided there are sufficient funds in such account to pay the same upon presentation.

2. To defend at its own expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the above mentioned request or in any manner arising by reason of your participation in connection with such request.

                             GT GLOBAL THEME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL FINANCIAL SERVICES FUND, GT GLOBAL FINANCIAL SERVICES PORTFOLIO, GT GLOBAL INFRASTRUCTURE FUND, GT GLOBAL INFRASTRUCTURE PORTFOLIO, GT GLOBAL NATURAL RESOURCES FUND, GT GLOBAL NATURAL RESOURCES PORTFOLIO, GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, GT GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO, GT GLOBAL HEALTH CARE FUND, GT GLOBAL TELECOMMUNICATIONS FUND, LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON IN SUCH JURISDICTION TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                                                                   THEPR601250MC

                             GT GLOBAL THEME FUNDS

                        50 California Street, 27th Floor
                        San Francisco, California 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information

                   March 1, 1995, as Revised January 5, 1996
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This  Statement of  Additional Information  relates to the  Class A  and Class B shares of GT Global Financial Services Fund ("Financial Services Fund"), GT Global Infrastructure Fund ("Infrastructure Fund"), GT Global Natural Resources Fund ("Natural Resources Fund"), GT Global Consumer Products and Services Fund ("Consumer Products and Services Fund"), GT Global Health Care Fund ("Health Care Fund") and GT Global Telecommunications Fund ("Telecommunications Fund") (individually, "Fund" or "Theme Fund," collectively, "Funds" or "Theme Funds"). Each Fund (except for Health Care Fund) is a diversified series of G.T. Investment Funds, Inc. ("Company"), a registered open-end management investment company. The Health Care Fund is organized as a non-diversified series of the Company. The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund (individually, "Feeder Fund," collectively, "Feeder Funds") invest all of their investable assets in the Global Financial Services Portfolio, Global Infrastructure Portfolio, Global Natural Resources Portfolio and Global Consumer Products and Services Portfolio (individually, "Portfolio," collectively, "Portfolios"), respectively. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the GT Global Theme Funds' current Class A and Class B Prospectus dated March 1, 1995, as revised January 5, 1996, a copy of which is available without charge by writing to the above address or calling the Funds at the toll-free telephone number printed above.

LGT Asset Management, Inc. ("LGT Asset Management") serves as the investment manager of and administrator for the Health Care Fund, Telecommunications Fund and the Portfolios (each a "Theme Portfolio"), and also serves as the administrator for each Feeder Fund. The principal underwriter and distributor of the Funds' shares is GT Global, Inc. ("GT Global"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or "Transfer Agent").

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                               TABLE OF CONTENTS

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
                                                                                                      Page No.
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
Investment Objective and Policies...................................................................      2
Options, Futures and Currency Strategies............................................................      6
Risk Factors........................................................................................     14
Investment Limitations..............................................................................     17
Execution of Portfolio Transactions.................................................................     22
Directors and Executive Officers....................................................................     24
Management..........................................................................................     26
Valuation of Fund Shares............................................................................     31
Information Relating to Sales and Redemptions.......................................................     32
Taxes...............................................................................................     35
Additional Information..............................................................................     38
Investment Results..................................................................................     39
Description of Debt Ratings.........................................................................     51
Financial Statements................................................................................     53

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                   Statement of Additional Information Page 1
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                             GT GLOBAL THEME FUNDS

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

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INVESTMENT OBJECTIVE
The investment objective of each Feeder Fund is long-term capital growth. The investment objective of the GT Global Health Care Fund and Telecommunications Fund is long-term capital appreciation and long-term growth of capital, respectively.

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each seeks to achieve its investment objective by investing all of its investable assets in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio, respectively, each of which is a subtrust (a "series") of Global Investment Portfolio (an open-end management investment company) with an investment objective that is identical to that of its corresponding Fund. Whenever the phrase "all of the Funds' investable assets" is used herein and in the Prospectus, it means that the only investment securities that will be held by a Feeder Fund will be that Fund's interest in its corresponding Portfolio. A Feeder Fund may withdraw its investment in its corresponding Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of such Fund and its shareholders to do so. Upon any such withdrawal, a Feeder Fund's assets would be invested in accordance with the investment policies described below and in the Prospectus with respect to its corresponding Portfolio.

In analyzing the natural resource industry, LGT Asset Management has identified four areas that it expects will create investment opportunities: (i) improving supply/demand fundamentals, which may result in higher commodity prices; (ii) privatization of state-owned natural resource businesses; (iii) management which can improve production efficiencies without correspondingly increasing commodity prices; and (iv) service companies with emerging technologies that can enhance productivity or reduce production costs. Of course, there is no certainty that these factors will produce the anticipated results.

In analyzing the telecommunications industry, LGT Asset Management has identified four areas that it expects will create investment opportunities: (i) deregulation of companies in the industry, which will allow competition to promote greater efficiencies; (ii) privatization of state-owned telecommunications businesses; (iii) development of infrastructure in underdeveloped countries and upgrading of services in other countries; and (iv) emerging technologies that will enhance productivity and reduce costs in the telecommunications industry. Of course, there is no certainty that these factors will produce the anticipated results.

There may be times when, in the opinion of LGT Asset Management, prevailing market, economic or political conditions warrant reducing the proportion of the Theme Portfolios' assets invested in equity securities and increasing the proportion held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in debt securities or high quality money market instruments issued by corporations, or the United States, or a foreign government. A portion of each Theme Portfolio's assets normally will be held in cash (U.S. dollars, foreign currencies or multinational currency units) or invested in foreign or domestic high quality money market instruments pending investment of proceeds from new sales of Fund shares to provide for ongoing expenses and redemptions.

SELECTION OF EQUITY INVESTMENTS
For each Theme Portfolio's investment purposes, an issuer is typically considered as located in a particular country if it is incorporated under the laws of that country, at least 50% of the value of its assets are located in that country and it normally derives at least 50% of its income from operations or sales in that country. However, these are not absolute requirements, and certain companies incorporated in a particular country and considered by LGT Asset Management to be located in that country may have substantial foreign operations or subsidiaries and/or export sales exceeding in size the assets or sales in that country.

In certain countries, governmental restrictions and other limitations on investment may affect a Theme Portfolio's ability to invest in such countries. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals. LGT Asset Management is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Theme Portfolios as described in the Prospectus and this Statement of

                   Statement of Additional Information Page 2

                             GT GLOBAL THEME FUNDS
Additional Information. Restrictions may in the future, however, make it undesirable to invest in certain countries. It should be noted, however, that this situation could change at any time. None of the Theme Portfolios has a present intention of making any significant investment in any country or stock market where the political or economic situation might be considered by LGT Asset Management to threaten a Theme Portfolio with substantial or total loss of its investment in such country or market.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
Each Theme Portfolio may invest in the securities of investment companies within the limits of the 1940 Act. These limitations currently provide that, in general, a Theme Portfolio may purchase shares of an investment company unless
(a) such a purchase would cause a Theme Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Theme Portfolio to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. The foregoing restrictions do not apply to the investment of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund in their corresponding Portfolios. Investment in closed-end investment companies may also involve the payment of substantial premiums above the value of such companies' portfolio securities. Each Theme Portfolio does not intend to invest in such investment companies unless, in the judgment of LGT Asset Management, the potential benefits of such investments justify the payment of any applicable premiums. The yield of such securities will be reduced by operating expenses of such companies, including payments to the investment managers of those investment companies.

DEPOSITORY RECEIPTS
A Theme Portfolio may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Theme Portfolio's investment policies, a Theme Portfolio's investments in ADRs, ADSs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Theme Portfolios may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by a Theme Portfolio in connection with other securities or separately and provide the Theme Portfolio with the right to purchase at a later date other securities of the issuer. As a condition of continued registration in a state, each Theme Portfolio has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets and not more than 2% of such assets will be invested in warrants and rights which are not listed on the American or New York Stock Exchange. Warrants or rights acquired by a Theme Portfolio in units or attached to securities will be deemed to be without value for purposes of this restriction.

                   Statement of Additional Information Page 3

                             GT GLOBAL THEME FUNDS

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, each Theme Portfolio may make secured loans of its securities holdings amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The collateral received will consist of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under a Theme Portfolio's investment policies and by regulatory agencies and approved by the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable. The Theme Portfolios may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loan is outstanding, a Theme Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Theme Portfolio will have a right to call each loan and obtain the securities on five business days' notice. A Theme Portfolio will not have the right to vote equity securities while they are being lent, but it may call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by LGT Asset Management to be of good standing and will not be made unless, in the judgment of LGT Asset Management, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of each Theme Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investments in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject each Theme Portfolio to investment risks that are different in some respects from those of investments in obligations of U.S. issuers. Although each Theme Portfolio will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of each Theme Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
Each Theme Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, a Theme Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Theme Portfolio's ability to sell the collateral and a Theme Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Theme Portfolio intends to comply with provisions under such Code that would allow the immediate resale of such collateral. Each Theme Portfolio will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets (except for Health Care Fund, which is more than 10% of the value of its total assets) would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
Each Theme Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., the Theme Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Theme Portfolio's securities holdings or other factors cause the ratio of a Theme Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event that Theme Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Theme Portfolio may also borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Theme Portfolio may cause greater fluctuation in the value of its shares than would be the case if that Theme Portfolio did not borrow.

Each Theme Portfolio's fundamental investment limitations permit the Theme Portfolio to borrow money for leveraging purposes. However, each Theme Portfolio (except the Health Care Fund) is currently prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by the Company's Board of Directors or the Portfolios' Board of Trustees, as applicable. In the event that a Theme Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the net asset value

                   Statement of Additional Information Page 4

                             GT GLOBAL THEME FUNDS
of the Financial Services Fund, Infrastructure Fund, Natural Resources Fund, Consumer Products and Services Fund or a Theme Portfolio. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Theme Portfolio's earnings or a Fund's net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Theme Portfolio's earnings or a Fund's net asset value would decline faster than would otherwise be the case.

Each Theme Portfolio may enter into reverse repurchase agreements, which involve the sale of a security by a Theme Portfolio and its agreement to repurchase the security at a specified time and price. Each Theme Portfolio may also engage in "roll" transactions, which involve the sale of Government National Mortgage Association ("GNMA") certificates or other securities together with a commitment (for which the Theme Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Theme Portfolio will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high-grade debt securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

SHORT SALES
Each Theme Portfolio (except the Health Care Fund) is authorized to make short sales of securities. A short sale is a transaction in which a Theme Portfolio sells a security in anticipation that the market price of that security will decline. A Theme Portfolio may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, or in similar securities, and (ii) in order to maintain flexibility in its securities holdings.

When a Theme Portfolio makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Theme Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

A Theme Portfolio's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral (usually cash, U.S. government securities or other liquid, high grade debt securities) deposited with the intermediary. The Theme Portfolio will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by that Theme Portfolio on such security, a Theme Portfolio may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time a Theme Portfolio replaces the borrowed security, that Theme Portfolio will incur a loss; conversely, if the price declines, the Theme Portfolio will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although a Theme Portfolio's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

No Theme Portfolio will make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Theme Portfolio's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Theme Portfolio's net assets or 2% of the securities of any class of the issuer. Moreover, a Theme Portfolio may engage in short sales only with respect to securities listed on a national securities exchange. A Theme Portfolio may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Theme Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

                   Statement of Additional Information Page 5

                             GT GLOBAL THEME FUNDS

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

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SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon LGT Asset Management's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While LGT Asset Management is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Theme Portfolio entered into a short hedge because LGT Asset Management projected a decline in the price of a security in the Theme Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Theme Portfolio could suffer a loss. In either such case, the Theme Portfolio would have been in a better position had it not hedged at all.

        (4) As described below, the Theme Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Theme Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Theme Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Theme Portfolio sell a portfolio security at a disadvantageous time. The Theme Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Theme Portfolio.

WRITING CALL OPTIONS
Each Theme Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of LGT Asset Management, the Theme Portfolios' investment manager, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Theme Portfolios.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                   Statement of Additional Information Page 6
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                             GT GLOBAL THEME FUNDS

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Theme Portfolio's investment objective. When writing a call option, a Theme Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Theme Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Theme Portfolio has written expires, the Theme Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Theme Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. Each Theme Portfolio does not consider a security or currency covered by a call option to be "pledged" as that term is used in that Theme Portfolio's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Theme Portfolio will be obligated to sell the security or currency at less than its market value.

The premium that a Theme Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium the Theme Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, LGT Asset Management will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Theme Portfolio to write another call option on the underlying security or currency with either a different exercise price or expiration date, or both.

Each Theme Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Theme Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Theme Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Theme Portfolio.

WRITING PUT OPTIONS
Each Theme Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Theme Portfolio generally would write put options in circumstances where LGT Asset Management wishes to purchase the underlying security or currency for a Theme Portfolio's holdings at a price lower than the current market price of the security or currency. In such event, a Theme Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Theme Portfolio would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

                   Statement of Additional Information Page 7
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                             GT GLOBAL THEME FUNDS

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Theme Portfolio will be obligated to sell the security or currency at less than its market value.

PURCHASING PUT OPTIONS
Each Theme Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, a Theme Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such option or permit such option to expire.

Each Theme Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Theme Portfolio in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Theme Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when LGT Asset Management deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

A Theme Portfolio may also purchase put options at a time when it does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, that Theme Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Theme Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
Each Theme Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, the Theme Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. A Theme Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

Call options may be purchased by a Theme Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable a Theme Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to a Theme Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Theme Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Theme Portfolio may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option could be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Theme Portfolio's current return. For example, where a Theme Portfolio has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Theme Portfolio, an increase in the market price could result in the exercise of the call option written by the Theme Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Theme Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Theme Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Theme Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Theme Portfolio would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of each Theme Portfolio's total assets at the time of each purchase.

                   Statement of Additional Information Page 8

                             GT GLOBAL THEME FUNDS

A Theme Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts, by purchasing put or call options on currencies. A put option gives the Theme Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or (on European style) the expiration date of the option. A call option gives the Theme Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or (on European style) the expiration date of the option. A Theme Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Theme Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Theme Portfolio anticipates purchasing securities.

Options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Theme Portfolio will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The SEC's staff considers purchased OTC options to be illiquid securities. A Theme Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Theme Portfolio. The assets used as cover for OTC options written by a Theme Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Theme Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Theme Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Theme Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Theme Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Theme Portfolio, there is no assurance that the Theme Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Theme Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Theme Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Theme Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Theme Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Theme Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Theme Portfolio's exercise of the put, to deliver to the Theme Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Theme Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Theme Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

                   Statement of Additional Information Page 9
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                             GT GLOBAL THEME FUNDS

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Theme Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Theme Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Theme Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Theme Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Theme Portfolio as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Theme Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Theme Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS
Each Theme Portfolio may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Theme Portfolio. A Theme Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

Each Theme Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Theme Portfolio's exposure to interest rate, currency exchange rate and stock market fluctuations, that Theme Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the

                  Statement of Additional Information Page 10
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                             GT GLOBAL THEME FUNDS
original sale price, the Theme Portfolio realizes a gain; if it is more, the Theme Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Theme Portfolio realizes a gain; if it is less, the Theme Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Theme Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Theme Portfolio is not able to enter into an offsetting transaction, that Theme Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Theme Portfolio.

Each Theme Portfolio's Futures transactions will be entered into for hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that a Theme Portfolio owns, or Futures Contracts will be purchased to protect the Theme Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Theme Portfolio in order to initiate Futures trading and maintain the Theme Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Theme Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Theme Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less value, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Theme Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contracts prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

                  Statement of Additional Information Page 11
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                             GT GLOBAL THEME FUNDS

If a Theme Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Theme Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Theme Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Theme Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Theme Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION ON  USE  OF  FUTURES,  OPTIONS ON  FUTURES  AND  CERTAIN  OPTIONS  ON
CURRENCIES
To the extent that a Theme Portfolio enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Theme Portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Theme Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of a Theme Portfolio's assets at risk to 5%.

FORWARD CURRENCY CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Theme Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Theme Portfolio may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

                  Statement of Additional Information Page 12
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A Theme Portfolio engages in  forward currency transactions in anticipation  of, or to protect itself against, fluctuations in exchange rates. A Theme Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Theme Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a Theme Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Each Theme Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Theme Portfolios' Board of Trustees or the Company's Board of Directors, as applicable.

A Theme  Portfolio may  enter  into Forward  Contracts  either with  respect  to specific transactions or with respect to overall investments of that Theme Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for that Theme Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Theme Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Theme Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing a Theme Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring a Theme Portfolio to sell a currency, that Theme Portfolio either may sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Theme Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Theme Portfolio may close out a Forward Contract requiring it to purchase a specified currency by, if its contra party agrees, entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Theme Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Theme Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Theme Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Theme Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Theme Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Theme Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Theme Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Theme Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which LGT Asset Management believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

                  Statement of Additional Information Page 13
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                             GT GLOBAL THEME FUNDS

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Theme Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Theme Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options that a Theme Portfolio has purchased) expose the Theme Portfolio to an obligation to another party. A Theme Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Theme Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Theme Portfolio's assets are used for cover or segregated accounts, it could affect portfolio management or the Theme Portfolio's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

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    CONCENTRATION.  Each  Theme Portfolio  concentrates  its investments  in the securities of companies in the industries of its particular sector. As a result, factors specifically affecting those industries, such as substantial government regulation, interest rate movements, and increased competition, may have a greater affect on the value of that Theme Portfolio's shares than on those of an investment company that does not concentrate its investments in such industries. In addition, as a result of each Theme Portfolio's ability to invest in companies in its sector industries throughout the world, each Theme Portfolio is subject to risks relating to the different and rapidly evolving regulatory environments for companies in foreign markets.

    ILLIQUID SECURITIES. Each Theme Portfolio may invest up to 15% of its net assets (except for the Health Care Fund, which may invest up to 10% of its total assets) in illiquid securities. Securities may be considered illiquid if a Theme Portfolio cannot reasonably expect within seven days to sell the securities for approximately the amount at which that Theme Portfolio values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

                  Statement of Additional Information Page 14
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                             GT GLOBAL THEME FUNDS

With respect to liquidity determinations generally, the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable, has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the Securities Act of 1933, are liquid or illiquid. Each Board has delegated the function of making day-to-day determinations of liquidity to LGT Asset Management, in accordance with procedures approved by that Board. LGT Asset Management takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). LGT Asset Management monitors the liquidity of securities held by each Theme Portfolio and periodically reports such determinations to the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable.

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country.

    RELIGIOUS, POLITICAL AND ETHNIC INSTABILITY. Certain countries in which a Theme Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Theme Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Theme Portfolio invests and adversely affect the value of a Theme Portfolio's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Theme Portfolio. These restrictions or controls may at times limit or preclude investments in certain securities and may increase the cost and expenses of a Theme Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A Theme Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the securities held by a Theme Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by a Theme Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, LGT Asset Management will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

                  Statement of Additional Information Page 15
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                             GT GLOBAL THEME FUNDS

    CURRENCY FLUCTUATIONS. Because each Theme Portfolio, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of a Theme Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of that Theme Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the appropriate Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of that Fund. Moreover, if the value of the foreign currencies in which a Theme Portfolio receives its income falls relative to the U.S. dollar between receipt of the income and the making of Theme Portfolio distributions, the Theme Portfolio may be required to liquidate securities in order to make distributions if the Theme Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates, and pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.

Although each Theme Portfolio values its assets daily in terms of U.S. dollars, the Portfolios do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. Each Portfolio will do so, from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the United States, and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Theme Portfolio are uninvested and no return is earned thereon. The inability of a Theme Portfolio to make intended security purchases due to settlement problems could cause that Theme Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to that Theme Portfolio due to subsequent declines in value of the portfolio security or, if that Theme Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. LGT Asset Management will consider such difficulties when determining the allocation of a Theme Portfolio's assets, although LGT Asset Management does not believe that such difficulties will have a material adverse effect on a Theme Portfolio's portfolio trading activities.

Each Theme Portfolio may use foreign custodians, which may involve risks in addition to those related to its use of U.S. custodians. Such risks include uncertainties relating to determining and monitoring the foreign custodian's financial strength, reputation and standing; maintaining appropriate safeguards concerning that Theme Portfolio's investments; and possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. Each Theme Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing that Theme Portfolio's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

    SPECIAL CONSIDERATIONS AFFECTING EUROPE. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, the United Kingdom and Germany) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. LGT Asset Management believes that this deregulation should improve the prospects for economic growth in many European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear at this time what the exact form or effect of these Common Market reforms will be on business in Western Europe or the emerging European markets, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Theme Portfolio.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN AND HONG KONG. The concentration of investments by a Theme Portfolio in Japan means that the Portfolio may be more volatile than a fund that is broadly diversified geographically. Overseas trade is

                  Statement of Additional Information Page 16
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                             GT GLOBAL THEME FUNDS
important to Japan's economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products, Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and the long term. The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced.

Hong Kong is a British colony which will transfer sovereignty to the Peoples Republic of China in 1997. China has espoused policies antagonistic to free enterprise, capitalism and democracy. There can be no guarantee that property rights will continue to be safeguarded in Hong Kong after 1997, although recently China has moved toward free enterprise, and has established stock exchanges of its own.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, a Theme Portfolio could lose its entire investment in any such country.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adviser publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

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                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------
FEEDER FUNDS

The Financial Services Fund, Infrastructure Fund, Natural Resources Fund and Consumer Products and Services Fund each has the following fundamental investment policy to enable it to invest in the Financial Services Portfolio, Infrastructure Portfolio, Natural Resources Portfolio and Consumer Products and Services Portfolio respectively:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

All other fundamental investment policies, and the non-fundamental policies, of each Feeder Fund and its corresponding Portfolio are identical. Therefore, although the following discusses the investment policies of each Portfolio and its Board of Trustees, it applies equally to each Feeder Fund and their Board of Directors.

Each Portfolio has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of that Portfolio's shares represented at a

                  Statement of Additional Information Page 17

                             GT GLOBAL THEME FUNDS
meeting  at which more  than 50% of  the outstanding shares  are represented, or
(ii) more than 50% of the outstanding shares. Whenever a Feeder Fund is requested to vote on a change in the investment limitations of its corresponding Portfolio, such Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

Each Portfolio may not:

        (1) Buy or sell real estate (including real estate limited partnerships); however, each Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (2) Buy or sell commodities or commodity contracts, except that each Portfolio may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (3) Underwrite securities of other issuers, except to the extent that the disposition of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that each Portfolio may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that each Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks not in excess of 33 1/3% of the value of each Portfolio's total assets, (including the amount borrowed), less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent any Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by a Portfolio may not exceed one-third of that Portfolio's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, each Portfolio may invest in the securities of companies that engage in these activities.

In addition, each Portfolio has adopted as a fundamental investment policy a classification as a "diversified" portfolio under the 1940 Act. This means that, with respect to 75% of the Portfolio's total assets, no more than 5% will be invested in the securities of any one issuer, and the Portfolio will purchase no more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities as defined above and in the Prospectus.

The following investment policies of each Portfolio are not fundamental policies and may be changed by vote of the Portfolios' Board of Trustees without shareholder approval. No Portfolio may:

        (1) Invest in securities of an issuer if the investment would cause the Portfolio to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Portfolio, the Portfolio's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

                  Statement of Additional Information Page 18

                             GT GLOBAL THEME FUNDS

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into;

        (7) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33 1/3% of the value of the Portfolio's total assets (while borrowings exceed 5% of the Infrastructure Portfolio's and Natural Resources Portfolio's total assets, such Portfolio will not make any additional investments); and

        (8) Invest more than 10% of its total assets in shares of other investment companies and may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the investment objective of each Feeder Fund, which may not be changed without the approval of Fund shareholders, and its corresponding Portfolios' investment objective, which may be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may or may not be changed without shareholder approval.

HEALTH CARE FUND

The Health Care Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Health Care Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

The Health Care Fund may not:

        (1) Invest more than 10% of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists, which for this purpose includes repurchase agreements maturing in more than seven days;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Purchase or sell real estate; provided that the Health Care Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (4) Purchase securities on margin or make short sales, except for short-term credits necessary for clearance of portfolio transactions, and except that the Health Care Fund may make short sales and maintain short positions and may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

        (5) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Health Care Fund may be deemed to be an underwriter under federal securities laws;

        (6) Make loans, except through loans of portfolio securities as authorized by the Health Care Fund's Prospectus and except through repurchase agreements, provided that for purposes of this limitation the acquisition of portfolio securities consistent with the Health Care Fund's investment objective and policies shall not be deemed to be the making of a loan;

        (7) Purchase or sell commodities or commodity contracts, except that consistent with the Health Care Fund's investment objective and policies the Health Care Fund may use financial and currency futures instruments and options thereon for hedging purposes;

        (8) Issue senior securities, except that for purposes of this limitation the Health Care Fund may borrow money in such amounts and in such fashion as is permitted under the 1940 Act and the rules thereunder;

        (9) Mortgage, pledge or hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Health Care Fund, except as may be necessary in connection with permitted borrowings; provided, however, that this does not prohibit escrow, collateral or margin arrangements in connection with the Health Care Fund's use of options, futures contracts and options on futures contracts;

       (10) Invest in oil, gas or mineral-related programs or leases; or

                  Statement of Additional Information Page 19

                             GT GLOBAL THEME FUNDS

       (11) Purchase any security if as a result more than 5% of the Health Care Fund's total assets would be invested in securities of companies which together with any predecessors have been in operation for less than three years.

An additional investment policy of the Health Care Fund, which may be changed by vote of the Company's Board of Directors without shareholder approval, provides that the Health Care Fund will not invest in securities of an issuer if the investment would cause the Health Care Fund to own more than 10% of any class of securities of any one issuer. Although it intends to do so only infrequently, if at all, the Health Care Fund has the authority to invest up to 10% of its total assets in shares of other investment companies. The Health Care Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the Health Care Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

TELECOMMUNICATIONS FUND

The Telecommunications Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Telecommunications Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

The Telecommunications Fund may not:

        (1) Buy or sell real estate (including real estate limited partnerships); however, the Telecommunications Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

        (2) Purchase or sell commodities or commodity contracts, except that the Telecommunications Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in other transactions in foreign currencies;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposition of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

        (4) Make loans, except that the Telecommunications Fund may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that the Telecommunications Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks not in excess of 33 1/3% of the value of the Telecommunications Fund's total assets, including the amount borrowed, less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent the Telecommunications Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Telecommunications Fund may not exceed one-third of the Telecommunications Fund's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, the Telecommunications Fund may invest in the securities of companies that engage in these activities.

In addition, the Telecommunications Fund has adopted as a fundamental investment policy the classification as a "diversified" fund under the 1940 Act which means that, with respect to 75% of the Telecommunications Fund's total assets, no more than 5% will be invested in the securities of any one issuer, and the Telecommunications Fund will purchase no more than 10% of the outstanding voting securities of any one issuer. This policy cannot be changed without

                  Statement of Additional Information Page 20

                             GT GLOBAL THEME FUNDS
approval by the holders of a majority of the Telecommunications Fund's outstanding voting securities as defined above and in the Prospectus.

The following operating policies of the Telecommunications Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Telecommunications Fund may not:

        (1) Invest in securities of an issuer if the investment would cause the Telecommunications Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market;

        (4) Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

        (5) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Telecommunications Fund's investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

        (6) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into; or

        (7) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Telecommunications Fund's total assets. While borrowings exceed 5% of the Telecommunications Fund's total assets, the Telecommunications Fund will not make any additional investments.

The Telecommunications Fund has the authority to invest up to 10% of its total assets in shares of other investment companies, and in real estate investment trusts. The Telecommunications Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the Telecommunications Fund's investment objective, which may not be changed without the approval of shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                            ------------------------

If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's or Portfolio's investment policies or restrictions. A Fund or Portfolio may exchange securities, exercise conversion or subscription rights, warrants or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's or Portfolio's investment policies and restrictions. The original cost of the securities so acquired will be included in any subsequent determination of a Fund's or Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.

                  Statement of Additional Information Page 21

                             GT GLOBAL THEME FUNDS

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors and the Portfolios' Board of Trustees, LGT Asset Management is responsible for the execution of each Theme Portfolio's securities transactions and the selection of broker/ dealers who execute such transactions on behalf of each Theme Portfolio. In executing portfolio transactions, LGT Asset Management seeks the best net results for each Theme Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although LGT Asset Management generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While each Theme Portfolio may engage in soft dollar arrangements for research services, as described below, each Theme Portfolio has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent with the interests of each Theme Portfolio, LGT Asset Management may select broker/dealers to execute that Theme Portfolio's portfolio transaction on the basis of the research and brokerage services they provide to LGT Asset Management for its use in managing that Theme Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker is in addition to, and not in lieu of, the services required to be performed by LGT Asset Management under the applicable Investment Management and Administration Contract (defined below). A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that LGT Asset Management determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of LGT Asset Management to that Theme Portfolio and its other clients and that the total commissions paid by the Theme Portfolio will be reasonable in relation to the benefits received by that Theme Portfolio over the long term. Research services may also be received from dealers who execute Theme Portfolio transactions in over-the-counter-markets.

LGT Asset Management may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by a Theme Portfolio toward payment of that Theme Portfolio's expenses, such as custodian fees.

Investment decisions for a Theme Portfolio and for other investment accounts managed by LGT Asset Management are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including a Theme Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Theme Portfolio is concerned, in other cases LGT Asset Management believes that coordination and the ability to participate in volume transactions will be beneficial to that Theme Portfolio.

Under a policy adopted by the Company's Board of Directors and a Portfolio's Board of Trustees, and subject to the policy of obtaining the best net results, LGT Asset Management may consider a broker/dealer's sale of the shares of the Funds and the other portfolios for which LGT Asset Management serves as investment manager or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other portfolios.

Each Theme Portfolio contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

                  Statement of Additional Information Page 22

                             GT GLOBAL THEME FUNDS

Foreign equity securities may be held by a Theme Portfolio in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which a Theme Portfolio may invest are generally traded in the over-the-counter markets.

A Theme Portfolio does not have any obligation to deal with any broker/dealer or group of broker/dealers in the execution of securities transactions. Each Theme Portfolio contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's Board of Directors or the Portfolios' Board of Trustees, as applicable, has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1994, 1993, 1992, the Health Care Fund paid aggregate brokerage commissions of $480,241, $665,620 and $480,293, respectively. For the fiscal years ended October 31, 1994 and 1993 and for the fiscal period January 27, 1992 (commencement of operations) to October 31, 1992, the Telecommunications Fund paid aggregate brokerage commissions of $5,674,965, $2,051,270 and $1,110,119, respectively. For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio paid aggregate brokerage commissions of $18,145, $111,512 and $132,572, respectively.

THEME PORTFOLIO TRADING AND TURNOVER
Although each Theme Portfolio does not intend generally to trade for short-term profits, the securities held by that Theme Portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held (except to the extent necessary to avoid non-compliance with the "Short-Short Limitation" described in "Taxes").

A Theme Portfolio engages in such trading when LGT Asset Management has concluded that the sale of a security owned by that Theme Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Theme Portfolio's investment objective, a security may also be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

Each Theme Portfolio anticipates that its annual portfolio turnover rate should not exceed 100%. However, the portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for a Theme Portfolio for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by that Theme Portfolio during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Theme Portfolio will bear directly. For the fiscal years ended October 31, 1994 and 1993, the Telecommunications Fund's portfolio turnover rates were 57% and 41%, respectively. For the fiscal years ended October 31, 1994 and 1993, the Health Care Fund's portfolio turnover rates were 64% and 61%, respectively. For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, the portfolio turnover rates for the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio were 53%, 18% and 137%, respectively.

                  Statement of Additional Information Page 23

                             GT GLOBAL THEME FUNDS

                        DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Company's By-Laws authorize a Board of Directors of between 1 and 25 persons, as fixed by the Board of Directors. Directors normally are elected by shareholders; however, a majority of remaining Directors may fill Director vacancies caused by resignation, death or expansion of the Board. The term "Directors" as used below refers to the Company's Directors and the Portfolios' Trustees collectively. The Company's Directors and Executive Officers and the Portfolios' Trustees and Executive Officers are listed below.

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
David A. Minella*, 42                    Director of Liechtenstein Global Trust (holding company of the various international LGT
Director, Chairman of the Board and      companies) since 1990; Director and President of LGT Asset Management since 1989; Director
President                                and President of GT Global since 1987; and Director and President of GT Services since
50 California Street                     1990. Mr. Minella also is a director or trustee of each of the other investment companies
San Francisco, CA 94111                  registered under the 1940 Act that is managed or administered by LGT Asset Management.

C. Derek Anderson, 53                    Chairman, Anderson Capital Management, Inc. from 1988 to present; Chairman, Plantagenet
Director                                 Holdings, Ltd. from 1991 to present; Director, Munsingwear, Inc.; Director, American
220 Sansome Street                       Heritage Group Inc.; Director, T.L. Higgins Inc. and various other companies. Mr. Anderson
Suite 400                                also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94104                  the 1940 Act that is managed or administered by LGT Asset Management.

Frank S. Bayley, 55                      A Partner with Baker & McKenzie (a law firm), and serves as Director and Chairman of C.D.
Director                                 Stimson Company (a private investment company); Trustee, Seattle Art Museum. Mr. Bayley
Two Embarcadero Center                   also is a director or trustee of each of the other investment companies registered under
San Francisco, CA 94111                  the 1940 Act that is managed or administered by LGT Asset Management.

Arthur C. Patterson, 52                  Managing Partner of Accel Partners (a venture capital firm). Mr. Patterson also serves as
Director                                 a director of various computing and software companies. Mr. Patterson also is a director
One Embarcadero Center                   or trustee of each of the other investment companies registered under the 1940 Act that is
Suite 3820                               managed or administered by LGT Asset Management.
San Francisco, CA 94111

Ruth H. Quigley, 59                      Private investor. From 1984 to 1986, Miss Quigley was President of Quigley Friedlander &
Director                                 Co., Inc. (a financial advisory services firm). Ms. Quigley also is a director or trustee
1055 California Street                   of each of the other investment companies registered under the 1940 Act that is managed or
San Francisco, CA 94108                  administered by LGT Asset Management.

F. Christian Wignall, 39                 Senior Vice President, Chief Investment Officer - Global Equities and a Director of G.T.
Vice President and Chief Investment      Capital since 1987, and Chairman of the Global Investment Policy Committee of affiliated
Officer -                                international LGT companies since 1990.
Global Equities
50 California Street
San Francisco, CA 94111

                  Statement of Additional Information Page 24

                             GT GLOBAL THEME FUNDS

NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
Gary Kreps, 40                           Senior Vice President and Chief Investment Officer - Global Fixed Income Investments and a
Vice President and Chief                 Director of LGT Asset Management since 1992. Prior to joining LGT Asset Management, Mr.
Investment Officer -                     Kreps was Senior Vice President of the Putnam Companies from 1988 to 1992.
Global Fixed Income
50 California Street
San Francisco, CA 94111

James R. Tufts, 37                       Senior Vice President -- Finance and Administration of LGT Asset Management, GT Global and
Vice President and                       GT Services since 1994. Prior thereto, Mr. Tufts was Vice President -- Finance of LGT
Chief Financial Officer                  Asset Management and GT Global since 1987; Vice President -- Finance of GT Services since
50 California Street                     1990; and a Director of LGT Asset Management, GT Global and GT Services since 1991.
San Francisco, CA 94111

Kenneth W. Chancey, 50                   Vice President of LGT Asset Management and GT Global since 1992. Mr. Chancey was Vice
Vice President and Principal             President of Putnam Fiduciary Trust Company from 1989 to 1992.
Accounting Officer
50 California Street
San Francisco, CA 94111

Helge K. Lee, 48                         Senior Vice President, General Counsel and Secretary of LGT Asset Management, GT Global
Vice President and Secretary             and GT Services since May, 1994. Mr. Lee was the Senior Vice President, General Counsel
50 California Street                     and Secretary of Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
San Francisco, CA 94111                  Funds from October, 1991 through May, 1994. For more than five years prior to October,
                                         1991, he was a shareholder in the law firm of Godfrey & Kahn, S.C., Milwaukee, Wisconsin.

Peter R. Guarino, 36                     Assistant General Counsel of LGT Asset Management, GT Global and GT Services since 1991.
Assistant Secretary                      From 1989 to 1991, Mr. Guarino was an attorney at The Dreyfus Corporation. Prior thereto,
50 California Street                     he was associated with Colonial Management Associates, Inc.
San Francisco, CA 94111

------------------

* Mr. Minella is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the LGT companies.

The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and officers of the Company is also a Director and officer of GT Global Developing Markets Fund, Inc., and a Trustee and officer of G.T. Global Growth Series, GT Greater Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global Investment Portfolio (of which the Portfolios are subtrusts), and Global High Income Portfolio, which also are registered investment companies managed by LGT Asset Management. Each Director and Officer serves in total as a Director and/or Trustee and Officer, respectively, of 9 registered investment companies with 38 series managed or administered by LGT Asset Management. The Company pays each Director who is not a director, officer or employee of LGT Asset Management or any affiliated company $5,000 a year, plus $300 per Fund for each meeting of the Board attended by the Director, and reimburses travel and other expenses incurred in connection with attending Board meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. As of the date of this Statement, the officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of each Fund or of all the Company's funds in the aggregate. For the fiscal year ended December 31, 1994, the Company paid Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley Directors' fees and expense reimbursements of $37,114, $39,425, $31,941 and $33,178, respectively. For the fiscal year ended October 31, 1994, Mr. Anderson, Mr. Bayley, Mr. Patterson and Ms. Quigley, who are not directors, officers or employees of LGT Asset Management or any affiliated company, received total compensation of $94,511, $99,529, $82,742 and $86,914, respectively, from the 38 GT Funds for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of the date of this Statement of Additional Information, the officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Funds, except in the Financial Services Fund, in the aggregate. As of the date of this Statement of Additional Information, the officers and Directors and their families as a group owned in the aggregate beneficially or of record 1.04% of the outstanding shares of the Financial Services Fund.

                  Statement of Additional Information Page 25

                             GT GLOBAL THEME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE FEEDER FUNDS AND THE PORTFOLIOS
LGT Asset Management serves as each Portfolio's investment manager and administrator under an Investment Management and Administration Contract between each Portfolio and LGT Asset Management ("Portfolio Management Contract"). LGT Asset Management serves as administrator to each Feeder Fund under an administration contract between the Company and LGT Asset Management ("Administration Contract"). The Administration Contract will not be deemed an advisory contract, as defined under the 1940 Act. As investment manager and administrator, LGT Asset Management makes all investment decisions for each Portfolio and, as administrator, administers each Portfolio's and Fund's affairs. Among other things, LGT Asset Management furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of each Portfolio and each Feeder Fund and provides suitable office space, necessary small office equipment and utilities. For these services, each Feeder Fund pays administration fees, computed daily and paid monthly, to LGT Asset Management at the annualized rate of 0.25% of the Fund's average daily net assets. In addition, each Feeder Fund bears a pro rata portion of the investment management and administration fee paid by its corresponding Portfolio to LGT Asset Management. Each Portfolio pays such fees based on its average daily net assets, also computed daily and paid monthly, at the annualized rate of 0.725% on the first $500 million, .70% on the next $500 million, .675% on the next $500 million, and .65% on all amounts thereafter.

The Portfolio Management Contract and the Administration Contract each has an initial two-year term (or will expire on June 30, 1995, whichever is earlier) with respect to each Portfolio and its corresponding Feeder Fund, respectively, from the date of the commencement of the Fund's operations. The Portfolio Management Contract may be renewed with respect to a Portfolio for additional one-year terms thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Portfolios' Board of Trustees or the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act) and (ii) a majority of Trustees who are not parties to the Portfolio Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. Regarding the Financial Services Fund, Infrastructure Fund and Natural Resources Fund, the Portfolio Management Contract and the Administration Contract were each approved by vote of the Portfolios' Board of Trustees and the Company's Board of Directors on January 11, 1994, and by LGT Asset Management as the initial shareholder of the Feeder Fund on April 8, 1994. Regarding the Consumer Products and Services Fund, the Portfolio Management Contract and the Administration Contract were each approved by vote of the Portfolios' Board of Trustees and the Company's Board of Directors on June 15, 1994, and by LGT Asset Management as the initial shareholder of the Fund on December 20, 1994. The Portfolio Management Contract provides that with respect to each Portfolio, and the Administration Contract provides that with respect to each Feeder Fund, either the Company, each Portfolio or LGT Asset Management may terminate the Contract without penalty upon sixty days' written notice to the other party. The Portfolio Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Portfolio Management Contract, LGT Asset Management has agreed to reduce the investment management and administration fees payable by each Portfolio by the amount that the ordinary operating expenses (exclusive of brokerage commissions, organization expenses, interest, taxes, distribution-related expenses, certain expenses attributable to investing outside the United States and extraordinary expenses) of that Portfolio for any fiscal year borne by its corresponding Fund, together with the direct ordinary operating expenses (exclusive of brokerage commission, organization expenses, taxes, interest, certain distribution-related expenses and extraordinary expenses) of such Fund, shall exceed the most stringent limits prescribed by any state in which the shares of the Fund are offered for sale. Currently, the most restrictive applicable limitation provides that a Feeder Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of all average net assets thereafter. LGT Asset Management and GT Global have voluntarily undertaken to limit the Class A and Class B expenses of each Feeder Fund (exclusive of brokerage commissions, interest, taxes and extraordinary items) to the maximum annual level of 2.40% and 2.90%, respectively, of the average daily net assets of the respective classes of the Fund during each fiscal year, and LGT Asset Management has agreed to reimburse each Feeder Fund if its expenses exceed that amount.

                  Statement of Additional Information Page 26

                             GT GLOBAL THEME FUNDS

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO THE HEALTH CARE FUND AND TELECOMMUNICATIONS FUND
LGT Asset Management serves as the investment manager and administrator to the Health Care Fund and Telecommunications Fund under an Investment Management and Administration Contract ("Management Contract") between the Company and LGT Asset Management. As investment manager and administrator, LGT Asset Management makes all investment decisions for the Health Care Fund and Telecommunications Fund and administers the Health Care Fund and Telecommunications Fund's affairs. Among other things, LGT Asset Management furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Health Care Fund and Telecommunications Fund, and provides suitable office space, necessary small office equipment and utilities. For these services, the Health Care Fund and Telecommunications Fund each pays LGT Asset Management investment management and administration fees, based on the Health Care Fund and Telecommunications Fund's average daily net assets, computed daily and paid monthly, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on all amounts thereafter.

The Management Contract relating to the Health Care Fund and the Telecommunications Fund took effect August 7, 1989, and January 27, 1992, respectively, and had an initial two-year term. The Management Contract may be renewed for additional one-year terms thereafter with respect to the Health Care Fund and Telecommunications Fund, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of
Directors, or by the vote of a majority of the Health Care Fund and Telecommunications Fund's outstanding voting securities (as defined in the 1940
Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract was most recently approved with respect to the Health Care Fund and Telecommunications Fund by the vote of the Board of Directors of the Company on June 15, 1994 and by the Health Care Fund's and Telecommunications Fund's shareholders at their meetings on June 25, 1991 and January 20, 1993, respectively. The Management Contract provides that with respect to the Health Care Fund and Telecommunications Fund either the Company or LGT Asset Management may terminate the Contract without penalty upon sixty
(60) days' written notice to the other party. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

Under the Management Contract, LGT Asset Management has agreed to waive its investment management and administration fees from the Health Care Fund and
Telecommunications Fund and to reimburse the Health Care Fund's and Telecommunications Fund to the extent necessary to assure that the Health Care Fund's and Telecommunications Fund's annual expenses (exclusive of brokerage commissions, organizational expenses, taxes, interest, distribution-related expenses, certain expenses attributable to investing outside the United States and extraordinary expenses) do not exceed the most stringent expense limitations prescribed by any state in which the Health Care Fund and Telecommunications Fund's shares are offered for sale. Currently, the most restrictive applicable limitation provides that the Health Care Fund and Telecommunications Fund's expenses may not exceed an annual rate of 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% of assets in excess of that amount. In addition, GT Global and LGT Asset Management have voluntarily undertaken to limit the Health Care Fund's and Telecommunications Fund's Class A and Class B share expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual level of 2.40% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, during each fiscal year, and LGT Asset Management has agreed to reimburse the Health Care Fund and Telecommunications Fund if the Health Care Fund's and Telecommunications Fund's expenses exceed that amount.

                  Statement of Additional Information Page 27

                             GT GLOBAL THEME FUNDS

The   following  table  discloses  the   amount  of  investment  management  and
administration fees paid by the Theme Portfolios to LGT Asset Management during the periods shown:

                                HEALTH CARE FUND

YEAR ENDED OCTOBER 31,                                                                                       AMOUNT PAID
----------------------------------------------------------------------------------------------------------  --------------
1994......................................................................................................  $    4,353,688
1993......................................................................................................       5,331,224
1992......................................................................................................       6,789,400

                            TELECOMMUNICATIONS FUND

YEAR ENDED OCTOBER 31,                                                                                       AMOUNT PAID
----------------------------------------------------------------------------------------------------------  --------------
1994......................................................................................................  $   21,926,187
1993......................................................................................................       7,254,611
1992 (since Fund inception on January 27, 1992)...........................................................       2,624,818

                          FINANCIAL SERVICES PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
May 31, 1994 (commencement of operations) to October 31, 1994.............................................  $            0

                            INFRASTRUCTURE PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
May 31, 1994 (commencement of operations) to October 31, 1994.............................................  $        3,021

                          NATURAL RESOURCES PORTFOLIO

                                                                                                             AMOUNT PAID
                                                                                                            --------------
May 31, 1994 (commencement of operations) to October 31, 1994.............................................  $            0

For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, LGT Asset Management reimbursed the Financial Services Portfolio, Infrastructure Portfolio and Natural Resources Portfolio for their respective investment management and administration fees in the amounts of $8,249, $48,901 and $28,500, respectively. For the same period, the Financial Services Fund, Infrastructure Fund and Natural Resources Fund did not pay any administration fees; however, LGT Asset Management reimbursed those Funds for such fees in the amounts of $3,029, $19,370 and $10,436, respectively. Accordingly, LGT Asset Management reimbursed the Financial Services Fund, Infrastructure Fund and Natural Resources Fund and their respective Portfolios investment management and administration fees in the aggregate amounts of $11,278, $68,271 and $38,936, respectively.

For the fiscal period May 31, 1994 (commencement of operations) to October 31, 1994, LGT Asset Management, pursuant to a voluntary expense undertaking to limit expenses to the maximum annual level of 2.40% and 2.90%, respectively, of average daily net assets of the Class A shares and Class B shares of the Funds, reimbursed the Financial Services Fund and Natural Resources Fund for Class A and Class B expenses in the additional amounts of $85,566 and $49,648, respectively.

DISTRIBUTION SERVICES RELATING TO EACH FUND
Each Fund's Class A and Class B shares are offered continuously through each Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global. The Distribution Contracts were approved with respect to the Fund's Class A and Class B shares by the Board of Directors for the Financial Services Fund, Infrastructure Fund, Natural Resources Fund, Health Care Fund and Telecommunications Fund on June 15, 1994, and on November 10, 1994 for the Consumer Products and Services Fund.

As described in the Prospectus, the Company has adopted separate Distribution Plans with respect to Class A and Class B shares of the Funds in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan") (collectively, "Plans"). The rate of payments by the Funds under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. Each Fund makes no payments under the Plans to any party other than GT Global, which is the distributor (principal

                  Statement of Additional Information Page 28

                             GT GLOBAL THEME FUNDS
underwriter) of the Funds' shares. The following table discloses payments made by the Theme Funds to GT Global under each Fund's Class A Plan and Class B Plan for the Fund's fiscal year ended October 31, 1994:

                                HEALTH CARE FUND

                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
Year ended October 31, 1994.................................................................  $   2,102,985  $     259,350

                            TELECOMMUNICATIONS FUND

                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
Year ended October 31, 1994.................................................................  $   7,330,230  $   8,894,192

                            FINANCIAL SERVICES FUND

                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
May 31, 1994 (commencement of operations) to October 31, 1994...............................  $       3,860  $       4,398

                              INFRASTRUCTURE FUND

                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
May 31, 1994 (commencement of operations) to October 31, 1994...............................  $      18,271  $      40,937

                             NATURAL RESOURCES FUND

                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
May 31, 1994 (commencement of operations) to October 31, 1994...............................  $      11,282  $      19,180

The Plans were approved on June 15, 1994, with respect to the Financial Services Fund, Infrastructure Fund, Natural Resources Fund, Health Care Fund and Telecommunications Fund and on November 10, 1994, with respect to the Consumer Products and Services Fund, by the Company's Board of Directors, including a majority of Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans, or in any agreement related thereto ("Qualified Directors"). In approving the Plans, the Directors determined that the adoption of the Plans was in the best interests of the shareholders of that Fund. Agreements related to the Plans must also be approved by such vote of the Directors and Qualified Directors as described above. A plan of distribution, which was substantially similar to the Class A Plan, was approved by the Health Care Fund and Telecommunications Fund's shareholders at their meetings held on June 25, 1991 and January 20, 1993, respectively, which was subsequently amended to reflect certain changes, including (i) reference to the addition of the Class B Plan and (ii) changes in the rules of the National Association of Securities Dealers, Inc. ("NASD"). The Class B Plan was approved by LGT Asset Management as initial sole shareholder of the Class B shares of the Health Care Fund and Telecommunications Fund on March 31, 1993. The Class A and Class B Plans for the
(i)  Financial Services Fund, Infrastructure Fund and Natural Resources Fund and
(ii) Consumer Products and Services Fund were approved by GT Global as the initial sole shareholder of such Funds' Class A and Class B shares on April 8, 1994 and December 20, 1994, respectively.

Each Plan requires that, at least quarterly, the Directors review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as it is in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of each Fund, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers that sell shares. The following table reviews the extent of such activity during the Health Care Fund's last three fiscal years. The sales structure for the period

                  Statement of Additional Information Page 29

                             GT GLOBAL THEME FUNDS
January 1, 1993 through March 31, 1993 and for the fiscal years ended October 31, 1992 and 1991 was a sales structure substantially similar to the current Class A structure:

                                                                            SALES CHARGES      AMOUNT         AMOUNTS
YEAR ENDED OCTOBER 31,                                                        COLLECTED       RETAINED       REALLOWED
--------------------------------------------------------------------------  --------------  -------------  --------------
1994......................................................................  $    1,544,456  $     131,040  $    1,413,416
1993......................................................................       1,519,000        181,204       1,337,796
1992......................................................................      12,116,000      1,174,340      10,941,660

The following table reviews the extent of such activity during the Telecommunications Fund's fiscal year ended October 31, 1994 and 1993 and its fiscal period January 27, 1992 (commencement of operations) to October 31, 1992:

                                                                            SALES CHARGES      AMOUNT         AMOUNTS
YEAR ENDED OCTOBER 31,                                                        COLLECTED       RETAINED       REALLOWED
--------------------------------------------------------------------------  --------------  -------------  --------------
1994......................................................................  $   15,634,626  $   2,477,493  $   13,157,133
1993......................................................................      18,545,000      2,002,928      16,542,072
1992 (since Fund inception on
 January 27, 1992)........................................................      19,640,000        611,243      19,028,757

The following table reviews the extent of such activity for each of the Financial Services Fund, Infrastructure Fund and Natural Resources Fund for each Fund's fiscal period May 31, 1994 (commencement of operations) to October 31, 1994:

                                                                            SALES CHARGES      AMOUNT         AMOUNTS
MAY 31, 1994 TO OCTOBER 31, 1994                                              COLLECTED       RETAINED       REALLOWED
--------------------------------------------------------------------------  --------------  -------------  --------------
Financial Services Fund...................................................  $       53,670  $       4,672  $       48,998
Infrastructure Fund.......................................................         494,689         51,215         443,474
Natural Resources Fund....................................................         203,926         14,471         189,455

GT Global receives no compensation or reimbursements relating to its distribution efforts with respect to the Class A shares other than as described above. GT Global receives any contingent deferred sales charges ("CDSCs") payable with respect to redemptions of Class B shares. The following table discloses the amount of CDSCs collected by GT Global with regard to the GT Global Theme Funds for the periods shown.

                                HEALTH CARE FUND

                                                                                                          CDSCS COLLECTED
                                                                                                          ----------------
Year ended October 31, 1994.............................................................................   $       49,801
Period April 1, 1993 to October 31, 1993................................................................            2,093

                            TELECOMMUNICATIONS FUND

                                                                                                          CDSCS COLLECTED
                                                                                                          ----------------
Year ended October 31, 1994.............................................................................   $    1,731,244
Period April 1, 1993 to October 31, 1993................................................................           51,513

                            FINANCIAL SERVICES FUND

                                                                                                          CDSCS COLLECTED
                                                                                                          ----------------
May 31, 1994 (commencement of operations) to October 31, 1994...........................................   $          847

                              INFRASTRUCTURE FUND

                                                                                                          CDSCS COLLECTED
                                                                                                          ----------------
May 31, 1994 (commencement of operations) to October 31, 1994...........................................   $        1,528

                             NATURAL RESOURCES FUND

                                                                                                          CDSCS COLLECTED
                                                                                                          ----------------
May 31, 1994 (commencement of operations) to October 31, 1994...........................................   $          779

                  Statement of Additional Information Page 30

                             GT GLOBAL THEME FUNDS

TRANSFER AGENCY SERVICES
GT Services, the Funds' Transfer Agent, has been retained by the Funds to perform shareholder servicing, reporting and general transfer agent functions for the Funds. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent is also reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

EXPENSES OF THE FUNDS AND OF THE PORTFOLIOS
Each Fund and each Portfolio pays all expenses not assumed by LGT Asset Management, GT Global and other agents. These expenses include, in addition to the advisory, administration, distribution, transfer agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. Certain of these expenses, such as custodial fees and brokerage fees generally are higher for non-U.S. securities. The allocation of general Company expenses and expenses shared among the Funds and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the service performed and relative applicability to the Funds. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Funds or the Portfolios generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined each day on which The New York Stock Exchange ("NYSE") is open for business ("Business Day") as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time). Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

Each Theme Portfolio's securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management to be the primary market. Securities traded in the OTC market are valued at the last available sale price prior to the time of valuation. Securities and other assets for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LGT Asset Management deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation.

Options on indices, securities and currencies purchased by the Theme Portfolios are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing exchange rate as determined by LGT Asset Management on that day. When market quotations for futures and options on futures held by a Theme Portfolio are readily available, those positions will be valued based upon such quotations.

                  Statement of Additional Information Page 31

                             GT GLOBAL THEME FUNDS

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Theme Portfolios in connection with such disposition). In addition, other factors, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer, generally are considered.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of each Fund's total assets (which, for each Feeder Fund is the value of its investment in its corresponding Portfolio). Each Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Portfolios' Board of Trustees or the Company's Board of Directors, as applicable, in good faith, will establish a conversion rate for such currency.

European, Far Eastern, or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Trading in securities on European and Far Eastern securities exchanges and OTC markets generally is completed well before the close of business in New York. Consequently, the calculation of each Fund's net asset value may not always take place contemporaneously with the determination of the prices of securities held by each Fund. Events affecting the values of securities held by the Theme Portfolios that occur between the time their prices are determined and the close of normal trading on the NYSE will not be reflected in a Fund's net asset value unless LGT Asset Management, under the supervision of the Company's Board of Directors or the Portfolios' Board of Trustees, as applicable, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that Fund.

--------------------------------------------------------------------------------

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares of a Fund purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is canceled due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been canceled due to nonpayment may be prohibited from placing future orders.

Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case

                  Statement of Additional Information Page 32

                             GT GLOBAL THEME FUNDS
of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law; such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Fund's Automatic Investment Plan ("AIP"), investors or their broker/dealers should specify whether investment will be in Class A shares or Class B shares and should send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Fund's Prospectus. Provided that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of the Fund at the public offering price determined on that day. In the event that the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds or a stop payment order or if the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by the Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Fund upon thirty days' written notice or by the participant at any time without penalty, upon written notice to the Fund or the Transfer Agent.

LETTER OF INTENT -- CLASS A SHARES
The Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. During such time as Class A shares are held in escrow under an LOI to ensure payment of applicable sales charges if the indicated amount is not met, all dividends and capital gain distributions on escrowed shares will be reinvested in additional Class A shares shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified thirteen-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within twenty days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA)
Class A or Class B shares of a Fund may also be purchased as the underlying investment for an IRA meeting the requirements of section 408(a) of the Internal Revenue Code of 1986, as amended ("Code"). IRA applications are available from brokers or GT Global.

EXCHANGES BETWEEN FUNDS
Shares of a Fund may be exchanged for shares of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges provided that the registration remains identical. Class A shares of a Fund may be exchanged only for Class A shares of other GT Global Mutual Funds. Class B shares of a Fund may be exchanged only for Class B shares of other GT Global Mutual Funds. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of the funds upon sixty days prior written notice to the shareholders of such fund  and is  available  only in  states where  the  exchange may  be  made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider the investment objective(s) of the fund.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to

                  Statement of Additional Information Page 33

                             GT GLOBAL THEME FUNDS
act on its behalf. The certificate must be signed by a duly authorized officer(s), and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $1,000. Costs in connection with the administration of this service, including wire charges, currently are borne by that Fund. Proceeds of less than $1,000 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon thirty days' written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan ("SWP"). Under an SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or quarterly on the 25th day of January, April, July and October). In the event that the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporation Resolution" (or "Certificate of Partnership") indicating the names, titles, and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to an SWP established in Class B shares only, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in realized long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or the Fund upon thirty days' written notice or by a shareholder upon written notice to the Fund or its Transfer Agent. Applications and further details regarding establishment of an SWP are provided at the back of the Fund's Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
Each Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which would prohibit the Funds or the Portfolios from disposing of portfolio securities owned by them or in fairly determining the value of its assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of a Fund, so called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that each Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

                  Statement of Additional Information Page 34

                             GT GLOBAL THEME FUNDS

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or Futures (other than those on foreign currencies), or foreign currencies (or options, Futures or Forward Contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and Futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. Each Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as an RIC.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See the next section for a discussion of the tax consequences to each Feeder Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities by, its corresponding Portfolio.

TAXATION OF THE PORTFOLIOS
Each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Feeder Fund, as an investor in its corresponding Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to New York income or franchise tax.

Because, as noted above, each Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets, and to earn a proportionate share of its corresponding Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each such Portfolio intends to conduct its operations so that its corresponding Fund will be able to satisfy all those requirements.

Distributions to each Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in its corresponding Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in its corresponding Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. Each Feeder Fund's basis for its interest in its corresponding Portfolio generally will equal the

                  Statement of Additional Information Page 35

                             GT GLOBAL THEME FUNDS
amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

    FOREIGN TAXES. Dividends and interest received by a Theme Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign income taxes paid by it (taking into account, in the case of a Feeder Fund, its proportionate share of those taxes paid by its corresponding Portfolio). Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income (taking into account, in the case of a Feeder Fund, its proportionate share of its corresponding Portfolio's income) from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

    PASSIVE FOREIGN INVESTMENT COMPANIES. Each Theme Portfolio may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of a Feeder Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of a Feeder Fund, by its corresponding Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of a Feeder Fund, its corresponding Portfolio's) disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If a Theme Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The "Tax Simplification and Technical Corrections Bill of 1993," passed in May 1994 by the House of Representatives, would substantially modify the taxation of U.S. shareholders of foreign corporations, including eliminating the provisions described above dealing with PFICs and replacing them (and other provisions) with a regulatory scheme involving entities called "passive foreign corporations." Three similar bills were passed by Congress in 1991 and 1992 and vetoed. It is unclear at this time whether, and in what form, the proposed modifications will be enacted into law.

Pursuant  to proposed  regulations, open-end RICs,  such as the  Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

    OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Theme Portfolios' use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the character and timing of recognition of the gains and losses a Theme Portfolio realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, Futures and Forward Contracts derived by a Theme Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund). However, income from the disposition by a Theme Portfolio of options and Futures (other than those on foreign

                  Statement of Additional Information Page 36

                             GT GLOBAL THEME FUNDS
currencies) will be subject to the Short-Short Limitation for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) if they are held for less than three months. Income from the disposition by a Theme Portfolio of foreign currencies, and options, Futures and Forward Contracts on foreign currencies, that are not directly related to its principal business of investing in securities (or options and Futures with respect thereto) also will be subject to the Short-Short Limitation for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) if they are held for less than three months.

If a Theme Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder Fund) satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Theme Portfolio intends that, when it engages in hedging transactions, it will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of those transactions. To the extent this treatment is not available, a Theme Portfolio may be forced to defer the closing out of certain options, Futures, Forward Contracts on foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for that Theme Portfolio (or, in the case of a Portfolio, its corresponding Feeder
Fund) to qualify or continue to qualify as a RIC.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Theme Portfolio at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 988 of the Code also may apply to gains or losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies. Each section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Theme Portfolio attempts to monitor Section 988 transactions to minimize any adverse tax impact.

TAXATION OF THE FUNDS' SHAREHOLDERS
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund (directly or through a Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. Distributions of net capital gain are not subject to withholding, but in the case of a foreign shareholder who is a nonresident alien individual, those distributions ordinarily will be subject to U.S. income tax at a rate of 30% (or lower treaty rate) if the individual is physically present in the United States for more than 182 days during the taxable year and the distributions are attributable to a fixed place of business maintained by the individual in the United States.

The foregoing is a general and abbreviated summary of certain federal income tax considerations affecting the Funds, their shareholders and the Portfolios. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                  Statement of Additional Information Page 37

                             GT GLOBAL THEME FUNDS

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust, formerly BIL GT Group, is composed of LGT Asset Management and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, formerly Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH, formerly Bank in Liechtenstein (Frankfurt) GmbH, and LGT Asset Management AG, formerly Bilfinanz and Verwaltung AG, in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC, formerly G.T. Management PLC in London; LGT Asset Management Ltd., formerly G.T. Management (Asia) Ltd. in Hong Kong; LGT Investment Trust Management Ltd., formerly G.T. Management (Japan) in Tokyo; LGT Asset Management Pte. Ltd., formerly G.T. Management (Singapore) PTE Ltd. in Singapore; LGT Asset Management Ltd., formerly G.T. Management (Australia) Ltd., in Sydney; and LGT Asset Management GmbH, formerly BIL Asset Management GmbH, located in Frankfurt.

THE COMPANY
The Company was organized as a Maryland corporation on October 29, 1987. Until April 28, 1989, the name of the Company was G.T. Global Income Series, Inc. From time to time, the Company may establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Theme Portfolios' assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Theme Portfolios to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Company's and Global Investment Portfolio's independent accountants are Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109. Coopers & Lybrand, L.L.P. conducts annual audits of the Portfolios' and the Funds' financial statements, assists in the preparation of each Portfolio's and each Fund's federal and state income tax returns and consults with the Company and Global Investment Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand, L.L.P., as stated in their opinion appearing herein, and is included in reliance upon such opinion given upon the authority of said firm as experts in accounting and auditing.

USE OF NAME
LGT Asset Management has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 38

                             GT GLOBAL THEME FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

Each Fund's "Standardized Return," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), is calculated separately for Class A and Class B shares of each Fund, as follows: Standardized Return ("T") is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T)(n) = EV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (4) a complete redemption at the end of any period illustrated. The
Standardized   Returns  for  the  Class  A   shares  of  Health  Care  Fund  and
Telecommunications Fund, stated as average annualized total returns for the periods shown, were as follows:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1994....................................................................        4.88%
January 27, 1992 through October 31, 1994.............................................................       n/a
November 1, 1989 through October 31, 1994.............................................................       10.39%
August 7, 1989 through October 31, 1994...............................................................        10.63  %

                                                                                                         TELECOMMUNI-

PERIOD                                                                                                   CATIONS FUND

------------------------------------------------------------------------------------------------------  ---------------

Fiscal year ended October 31, 1994....................................................................         1.94%

January 27, 1992 through October 31, 1994.............................................................        16.61%

November 1, 1989 through October 31, 1994.............................................................        n/a

August 7, 1989 through October 31, 1994...............................................................      n/a


The Standardized Returns for the Class B Shares of the Health Care Fund and Telecommunications Fund, which were first offered April 1, 1993, stated as aggregate returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1994....................................................................        4.55%
April 1, 1993 through October 31, 1993................................................................       12.84%

                                                                                                         TELECOMMUNI-

PERIOD                                                                                                   CATIONS FUND

------------------------------------------------------------------------------------------------------  ---------------

Fiscal year ended October 31, 1994....................................................................         1.50%

April 1, 1993 through October 31, 1993................................................................        22.39%


As discussed in the Prospectus, each Fund may quote Non-Standardized Total Returns that do not reflect the effect of sales charges. Non-Standardized
Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. The Non-Standardized Returns for the Class A shares of the Health Care Fund and Telecommunications Fund, stated as aggregate total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1994....................................................................       10.11%
January 27, 1992 through October 31, 1994.............................................................       n/a
August 7, 1989 through October 31, 1994...............................................................       78.16%

                                                                                                         TELECOMMUNI-

PERIOD                                                                                                   CATIONS FUND

------------------------------------------------------------------------------------------------------  ---------------

Fiscal year ended October 31, 1994....................................................................         7.02%

January 27, 1992 through October 31, 1994.............................................................        60.50%

August 7, 1989 through October 31, 1994...............................................................        n/a


The Non-Standardized Returns for the Class B shares of the Health Care Fund and Telecommunications Fund, which were first offered on April 1, 1993, stated as aggregate total returns for the periods shown, were:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1994....................................................................        9.55%
April 1, 1993 through October 31, 1993................................................................       25.07%

                                                                                                         TELECOMMUNI-

PERIOD                                                                                                   CATIONS FUND

------------------------------------------------------------------------------------------------------  ---------------

Fiscal year ended October 31, 1994....................................................................         6.50%

April 1, 1993 through October 31, 1993................................................................        41.70%


The Non-Standardized Returns for the Class A shares of the Health Care Fund and Telecommunications Fund, stated as average annualized total returns for the periods shown, were as follows:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1994....................................................................       10.11%
January 27, 1992 through October 31, 1994.............................................................       n/a
November 1, 1989 through October 31, 1994.............................................................       11.47%
August 7, 1989 through October 31, 1994...............................................................        11.66  %

                                                                                                         TELECOMMUNI-

PERIOD                                                                                                   CATIONS FUND

------------------------------------------------------------------------------------------------------  ---------------

Fiscal year ended October 31, 1994....................................................................         7.02%

January 27, 1992 through October 31, 1994.............................................................        18.69%

November 1, 1989 through October 31, 1994.............................................................        n/a

August 7, 1989 through October 31, 1994...............................................................      n/a


                  Statement of Additional Information Page 39

                             GT GLOBAL THEME FUNDS

The Non-Standardized Returns for the Class B shares of the Health Care Fund and Telecommunications Fund, stated as average annualized total returns for the periods shown, were as follows:

                                                                                                         HEALTH CARE
PERIOD                                                                                                      FUND
------------------------------------------------------------------------------------------------------  -------------
Fiscal year ended October 31, 1994....................................................................        9.55%
April 1, 1993 through October 31, 1993................................................................       15.18%

                                                                                                         TELECOMMUNI-

PERIOD                                                                                                   CATIONS FUND

------------------------------------------------------------------------------------------------------  ---------------

Fiscal year ended October 31, 1994....................................................................         6.50%

April 1, 1993 through October 31, 1993................................................................        24.62%


The Financial Services Fund, Infrastructure Fund and Natural Resources Fund Standardized Returns for their Class A shares, stated as aggregate total returns at October 31, 1994, were as follows:

                                                                               FINANCIAL SERVICES    INFRASTRUCTURE
PERIOD                                                                                FUND                FUND
-----------------------------------------------------------------------------  -------------------  -----------------
May 31, 1994 through October 31, 1994........................................         (3.17 )%              3.92%

                                                                                 NATURAL RESOURCES
PERIOD                                                                                 FUND
-----------------------------------------------------------------------------  ---------------------
May 31, 1994 through October 31, 1994........................................            3.42%

The Financial Services Fund, Infrastructure Fund and Natural Resources Fund Standardized Returns for their Class B shares, stated as aggregate total returns at October 31, 1994, were as follows:

                                                                               FINANCIAL SERVICES   INFRASTRUCTURE
PERIOD                                                                                FUND               FUND
-----------------------------------------------------------------------------  -------------------  ---------------
May 31, 1994 through October 31, 1994........................................         (3.51 )%             3.92%

                                                                                NATURAL RESOURCES
PERIOD                                                                                FUND
-----------------------------------------------------------------------------  -------------------
May 31, 1994 through October 31, 1994........................................           3.31%

The Non-Standardized Returns for the Class A shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as aggregate total returns at October 31, 1994, were as follows:

                                                                               FINANCIAL SERVICES    INFRASTRUCTURE
PERIOD                                                                                FUND                FUND
-----------------------------------------------------------------------------  -------------------  -----------------
May 31, 1994 through October 31, 1994........................................          1.66 %               9.10%

                                                                                 NATURAL RESOURCES
PERIOD                                                                                 FUND
-----------------------------------------------------------------------------  ---------------------
May 31, 1994 through October 31, 1994........................................            8.57%

The Non-Standardized Returns for the Class B shares of Financial Services Fund, Infrastructure Fund and Natural Resources Fund, stated as aggregate total returns at October 31, 1994, were as follows:

                                                                               FINANCIAL SERVICES    INFRASTRUCTURE
PERIOD                                                                                FUND                FUND
-----------------------------------------------------------------------------  -------------------  -----------------
May 31, 1994 through October 31, 1994........................................          1.49 %               8.92%

                                                                                 NATURAL RESOURCES
PERIOD                                                                                 FUND
-----------------------------------------------------------------------------  ---------------------
May 31, 1994 through October 31, 1994........................................            8.31%

Standardized Returns and Non-Standardized Returns are not presented for the Advisor Class shares because no shares of that class were outstanding during the fiscal year ended October 31, 1994.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund, so that current or past yield or total return should not be considered representative of what an investment in each Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing each Fund's investment results with those published for other investment companies and other investment vehicles. Each Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies. Each Fund will include performance data for all classes of that Fund in any advertisement or information including performance data for each Fund.

IMPORTANT POINTS TO NOTE ABOUT THE FOLLOWING WORLD FINANCIAL AND ECONOMIC DATA Information is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g. Japanese Yen, German Deutschemark, Hong Kong Dollar). A foreign currency which has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of the indices represented above. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., LGT Asset Management, as each Fund's investment manager, actively purchases and sells

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                             GT GLOBAL THEME FUNDS
securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while the below data relates only to government bonds. Each of these factors will cause the performance of each Fund to differ from the indices shown below.

Each Fund and GT Global may from time to time compare the Fund with the following:

        (1) The Salomon Brothers Non-U.S. Dollars Indices, which are measures of the total return performance of high quality non-U.S. dollar denominated securities in major sectors of the worldwide bond markets.

        (2) The Shearson Lehman Hutton Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard and Poor's Ratings Group ("S&P"), or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding collateralized mortgage obligations).

        (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power i.e. the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (4) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard each Fund may be compared to the Fund's "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (5) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (7) Standard & Poor's 500 Composite Stock Price Index which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the United States.

        (8) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-backed fixed income securities.

        (9) Dow Jones Industrial Average.

       (10) CNBC/Financial News Composite Index.

       (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies of Europe, Australia and the Far East.

       (12) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S. are each a widely used index composed of world government bonds.

       (13) The World Bank Publication of Trends in Developing Countries (TIDE). TIDE provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

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                             GT GLOBAL THEME FUNDS

       (14) Salomon Brothers Global Telecommunications Index is composed of telecommunications companies in the developing and emerging countries.

       (15) Datastream and Worldscope each is an on-line database retrieval service for information including, but not limited to, international financial and economic data.

       (16) International Financial Statistics, which is produced by the International Monetary Fund.

       (17) Various publications and annual reports, produced by the World Bank and its affiliates.

       (18) Various publications from the International Bank for Reconstruction and Development.

       (19) Various publications including, but not limited to ratings agencies such as Moody's Investors Services, Inc., Fitch Investor's Service, Inc., Standard & Poor's Ratings Group.

       (20) Wilshire Associates which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (21) Bank Rate National Monitor Index, which an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (22) International Finance Corporation (IFC) Emerging Markets Data Base which provides detailed statistics on stock and bond markets in developing countries.

       (23) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (24) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

Indices, economic and financial data prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, Barings Securities, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P., and Ibbottson Associates may be used, as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including but not limited to Money Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, the Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices which may be developed and made available in the future.

From time to time, each Fund and GT Global may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of each Fund's assets under management or rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services in advertising materials.

GT Global believes each Fund is an appropriate investment for long-term investment goals including, but not limited to funding retirement, paying for education or purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. Each Fund does not represent a complete investment program and the investors should consider each Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of U.S. and non-U.S. companies and their products although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets are based on the returns of different indices.

                  Statement of Additional Information Page 42
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                             GT GLOBAL THEME FUNDS

GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

Each Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns compared to those of a benchmark. All measures of volatility and correlation are calculated using averages of historical data.

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

Each Fund may describe in its sales material and advertisements how an investor may invest in the GT Global Mutual Funds through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans, which include:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or, if less, 100% of compensation). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for you and your spouse (subject to the maximum of $2,000 to either IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Please consult your tax advisor for more information.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can roll over (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible roll over distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible roll over distribution," including a distribution that is one of a series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax advisor for more information.

SEP-IRAS AND SALARY-REDUCTION SEP-IRAS: Simplified employee pension (SEP) plans and salary-reduction SEPs provide self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore potential lower annual administration expenses.

403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other not-for-profit organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING (INCLUDING 401(K)) AND MONEY PURCHASE PENSION PLANS: Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

GT Global may from time to time in its sales materials and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the

                  Statement of Additional Information Page 43

                             GT GLOBAL THEME FUNDS
possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and GT Global will quote certain data regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including but not limited to, the economic and financial data of such financial organization as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices, International Finance Corporation.

 3) The number of listed companies: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers, Inc., S.G. Warburg and Barings Securities.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock   market  performance:  Morgan  Stanley  Capital  International  World
    Indices, International Finance Corporation and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and International Finance Corporation.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: International Finance Corporation, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank and Datastream.

14) Top three companies by country or market: International Finance Corporation, GT Guide to World Equity Markets, Salomon Brothers Inc., S.G. Warburg and Barings Securities.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their  debt, including those  under the Brady  Plan:
    G.T. Capital Management, Inc.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, GT Global may include in its advertisement and sales material, information about privatization which is an economic process involving the sale of state-owned companies to the private sector.

In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 GT Global provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Investment Trust Management Ltd. (Japan) as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of GT Global by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of GT Global provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

THE GT ADVANTAGE
LGT Asset Management has developed a unique team approach to its global money management which we call the GT Advantage. LGT Asset Management's money management style combines the best of the "top-down" and

                  Statement of Additional Information Page 44

                             GT GLOBAL THEME FUNDS
"bottom-up" investment manager strategies. The top-down approach is implemented by LGT Asset Management's Investment Policy Committee, which sets broad guidelines for asset allocation and currency management, based on LGT Asset Management's own macroeconomic forecasts and research from our worldwide offices. The bottom-up approach utilizes regional teams of individual portfolio managers to implement the committee's guidelines by selecting local securities that offer strong growth and income potential.

                  Statement of Additional Information Page 45
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                             GT GLOBAL THEME FUNDS

GENERAL INFORMATION ABOUT THE THEME FUNDS AND THEME PORTFOLIOS
Each Theme Portfolio may invest worldwide across industries within the Portfolio's area of concentration without national or regional restrictions. The ability of each Theme Portfolio to invest worldwide may allow the portfolio managers to select industries in different economic cycles and varying stages of development, though there is no assurance that the managers will be successful in this selection.

Each Theme Portfolio's area of concentration reflects the underlying theme of the Portfoio. GT Global believes that there are certain social, political and economic trends that may benefit one or more industries within a Theme Portfolio's area of concentration. Of course, there is no assurance that any of the Funds will benefit as a result.

HEALTH CARE FUND
From time to time the Fund and GT Global will quote information including but not limited to data regarding:

    / / Trading volume, number of listed companies and the largest companies of the global health care industry

    / / Expenditures by various countries, regions and age groups on health care

    / / Population of countries, regions and age groups

    / / Natality and mortality rates in various regions, countries and age groups

    / / Life expectancy rates in various regions, countries and age groups

    / / New health care products and products seeking approval

    / / Health maintenance organizations (HMOs) and its enrollment growth

    / / Studies from, but not limited to, the American Medical Association showing the effectiveness of using drugs to cure illness

    / / Medical technology and devices in use or in development

The information quoted has not been independently verified by a Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from but not limited to the following sources:

    / / Research  firms such as  Mehta and Isaly  which publishes PHARMACEUTICAL
        PORTFOLIO RECOMMENDATIONS

    / / OECD and its publications such as the OECD HEALTH DATA, as supplemented annually

    / / Morgan Stanley Capital International stock market industry indices such as Health & Personal Care

    / / The World  Bank  and its  publications  such as  THE  WORLD  DEVELOPMENT
        REPORT, as supplemented annually

    / / International  Finance Corporation  (IFC) and  publications such  as the
        EMERGING STOCK MARKETS FACTBOOK

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                             GT GLOBAL THEME FUNDS

INFORMATION ABOUT THE GLOBAL HEALTH CARE INDUSTRY
The Health Care Fund and LGT Asset Management believe that certain market and demographic factors merit an investor's consideration of making a health care investment. Worldwide standards of living and life expectancy have increased at a substantial rate during the past twenty years (based on the most recent data available at December 31, 1992, as compiled by the OECD). LGT Asset Management expects this growth, which works to the general benefit of the global health care industry, to continue at a roughly comparable rate in the future, although no assurances can be given in this regard. Moreover, according to LGT Asset Management, the health care industry historically has proven to be a relatively non-cyclical industry that continues to provide goods and services to the public in periods of economic weakness as well as economic strength.

LGT Asset Management believes that the anticipated increase in the world's elderly population could increase demand for health care products and services. According to data compiled by LGT Asset Management, in Japan the number of people age 65 and older is expected to grow over 100% by the year 2025; in Germany, France and the U.S., the same age group should grow 40%. Similarly, the U.S. Census Bureau predicts the number of Americans 85 and older to double in the next 30 years.

TELECOMMUNICATIONS FUND
From time to time the Fund and GT Global will quote information including data regarding:

    / / Increased  usage  of  new  technologies such  as,  but  not  limited to,
        cellular  and  wireless  communications  in  emerging  and   established
        countries around the world

The information quoted has not been independently verified by the Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from but not limited to the following sources:

    / / Salomon Brothers World Equity Telecommunications Index, which includes stock market data about the telecommunications industry in established and developing markets

    / / OECD   and  other  publications  from   its  subsidiaries  such  as  the
        International Telecommunications Union

    / / Morgan Stanley Capital International stock market industry indices such as Telecommunications, Broadcasting & Publishing and Data Processing & Reproduction

    / / International Technology Consultants (ITC), a Washington D.C. based firm which publishes reports such as EASTERN EUROPEAN & SOVIET TELECOM REPORT and LATIN AMERICAN TELECOM REPORT

                  Statement of Additional Information Page 47
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                             GT GLOBAL THEME FUNDS

INFORMATION ABOUT THE GLOBAL TELECOMMUNICATIONS INDUSTRY
The Telecommunications Fund and LGT Asset Management believe that certain political and market factors merit an investor's consideration of a telecommunications investment. In analyzing the telecommunications industry, LGT Asset Management has identified four areas that it expects will create investment opportunities. LGT Asset Management believes that deregulation of companies in the industry, which will allow competition to promote greater efficiencies, privatization of state-owned telecommunications businesses, development of infrastructure in underdeveloped countries and upgrading of services in other countries, and emergence of technologies that will enhance productivity and reduce costs in the telecommunications industry, each will lead to growth in the sector. Of course, there is no certainty that these factors will produce the anticipated results.

DEREGULATION IN THE UNITED STATES
The United States has been the bellwether for deregulation of the telephone industry. The divestiture of the Bell System from American Telephone and Telegraph has produced new competing companies in the United States. Such U.S. market-driven competition has, for example, led to lower costs for consumers which in turn led to greater consumer usage and to higher industrywide revenues. LGT Asset Management expects this scenario to continue to benefit such companies in the U.S. and to similarly to be realized by the established telecommunications companies in established economies, although no assurances can be made in this regard. The above information on the deregulation of long distance and international telephone service carriers in the United States is based on a study from a source that indicated the study would not be updated in the near future. Although the study has not been updated, GT Global believes the trend continues to be accurate.

                  Statement of Additional Information Page 48

                             GT GLOBAL THEME FUNDS

INFORMATION ABOUT THE TELECOMMUNICATIONS INDUSTRY
The Telecommunications Fund and LGT Asset Management believe that certain political and market factors merit an investor's consideration of a telecommunications investment. In analyzing the telecommunications industry, LGT Asset Management has identified four areas that it expects will create investment opportunities. LGT Asset Management believes that deregulation of companies in the industry, which will allow competition to promote greater efficiencies, privatization of state-owned telecommunications businesses, development of infrastructure in underdeveloped countries and upgrading of services in other countries, and emergence of technologies that will enhance productivity and reduce costs in the telecommunications industry, each will lead to growth in the sector. Of course, there is no certainty that these factors will produce the anticipated results. The following chart provides information on the key emerging trends as identified by LGT Asset Management, occurring in the telecommunications industry in some of the world's countries.

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
From time to time the Fund and GT Global will quote information including, but not limited to, data regarding:

    / / Trading volume, number of listed companies and the largest companies located around the world in the consumer products and services industries

    / / Expenditures, demand and consumption by various countries, regions, income classes and age groups of consumer products and services

    / / Population of countries, regions and age groups

    / / Life expectancy rates in various regions, countries and age groups

    / / New consumer products and services in the development or manufacturing stages

    / / Income of various regions, countries and age groups

    / / Sales and sales growth of consumer products and services companies in their own country and abroad

    / / Sales, supply and demand of consumer products and services

    / / Parent Companies and the products and services they distribute

The information quoted will not be independently verified by the Fund or GT Global and will be based on data provided that is believed to be reliable and accurate from, but not limited to, the following sources:

    / / Consumer and trade groups

    / / Fortune magazine and other periodicals

    / / The World Bank and its publications

    / / The International Monetary Fund (IMF) and its publications

    / / The International Finance Corporation (IFC) and its publications

    / / The Organization for Economic Cooperation and Development (OECD) and its publications

                  Statement of Additional Information Page 49

                             GT GLOBAL THEME FUNDS

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable, but which may be subject to revision and which has not been independently verified by the Company or GT Global. The authors and publishers of such material are not to be considered as "experts" under the Securities Act of 1933, on account of the inclusion of such information therein.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of these Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each Fund is actively managed, I.E., LGT Asset Management, as each Fund's investment manager, actively purchases and sells securities in seeking each Fund's investment objective. Moreover, each Fund may invest a portion of its assets in corporate bonds, while certain indices relate only to government bonds. Each of these factors will cause the performance of each Fund to differ from relevant indices.

                  Statement of Additional Information Page 50

                             GT GLOBAL THEME FUNDS

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") employs the designations "Prime-1" and "Prime-2" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 (or supporting institutions)have a superior ability for repayment of short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP'S ("S&P") rates commercial paper in four categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payment on issues with this designation is satisfactory. If, however, the relative degree of safety is not as high as for issues designated "A-1." A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B -- Issues rated "B" are regarded as having only speculative capacity for timely payment. C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF BOND RATINGS
MOODY'S rates the long-term debt securities issued by various entities from "Aaa" to "C." Investment Grade Ratings are the first four categories:

        Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- High quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or other elements may be present which make the long-term risks appear somewhat larger than the Aaa securities.

        A -- Upper-medium-grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

        Ba -- Have speculative elements and their future cannot be considered to be well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  Statement of Additional Information Page 51

                             GT GLOBAL THEME FUNDS

        B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgement to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

        AA -- Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

        A -- Has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB -- Regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB -- Has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

        B -- Has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

        CCC -- Has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The

                  Statement of Additional Information Page 52

                             GT GLOBAL THEME FUNDS
    "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

        CC -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

        C -- Typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

        C1 -- Reserved for income bonds on which no interest is being paid.

        D -- In payment default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating will also be used up on the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
The audited financial statements of Health Care Fund, Telecommunications Fund, Financial Services Fund, Infrastructure Fund and Natural Resources Fund at October 31, 1994, and for the year then ended and the audited financial statement of Consumer Products and Services Fund at December 20, 1994, appear on the following pages.

                  Statement of Additional Information Page 53

                       GT GLOBAL FINANCIAL SERVICES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Financial Services Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1994 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Financial Services Fund as of October 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 54

                       GT GLOBAL FINANCIAL SERVICES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in Global Financial Services Portfolio (cost $5,148,440) (Note 1)..........................
                                                                                                           $5,175,735
  Receivable for expense reimbursement (Note 2)..........................................................
                                                                                                               96,844
  Receivable for Fund shares sold........................................................................
                                                                                                              143,492
  Unamortized deferred organizational expenses (Note 1)..................................................
                                                                                                               57,842
                                                                                                           ----------
  Total assets...........................................................................................
                                                                                                            5,473,913
                                                                                                           ----------
Liabilities:
  Payable for Fund shares repurchased....................................................................
                                                                                                               19,103
  Payable for registration fees..........................................................................
                                                                                                               13,285
  Payable for professional fees..........................................................................
                                                                                                               10,766
  Payable for printing and postage expenses..............................................................
                                                                                                               10,392
  Payable for service and distribution expenses (Note 2).................................................
                                                                                                                2,993
  Payable for transfer agent fees (Note 2)...............................................................
                                                                                                                2,044
  Payable for custodian fees.............................................................................
                                                                                                                1,800
  Payable for Administration fees (Note 2)...............................................................
                                                                                                                1,087
  Payable for Directors' fees (Note 2)...................................................................
                                                                                                                1,014
  Accrued expenses.......................................................................................
                                                                                                                1,427
                                                                                                           ----------
  Total liabilities......................................................................................
                                                                                                               63,911
                                                                                                           ----------
Net assets...............................................................................................
                                                                                                           $5,410,002
                                                                                                           ----------
                                                                                                           ----------
Class A:
Net asset value and redemption price per share
 ($3,175,149 DIVIDED BY 273,195 shares outstanding)......................................................
                                                                                                           $    11.62
                                                                                                           ----------
                                                                                                           ----------
Maximum offering price per share
 (100/95.25 of $11.62)*..................................................................................
                                                                                                           $    12.20
                                                                                                           ----------
                                                                                                           ----------
Class B:+
Net asset value and offering price per share
 ($2,234,853 DIVIDED BY 192,711 shares outstanding)......................................................
                                                                                                           $    11.60
                                                                                                           ----------
                                                                                                           ----------
Net assets consist of:
  Paid in capital (Note 4)...............................................................................
                                                                                                           $5,404,049
  Undistributed net investment income....................................................................
                                                                                                                5,694
  Accumulated net realized loss on investments and foreign currency conversions --
   Global Financial Services Portfolio...................................................................
                                                                                                              (32,440)
  Net unrealized appreciation of investments -- Global Financial Services Portfolio......................
                                                                                                               32,699
                                                                                                           ----------
  Total -- representing net assets applicable to capital shares outstanding..............................
                                                                                                           $5,410,002
                                                                                                           ----------
                                                                                                           ----------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 55

                       GT GLOBAL FINANCIAL SERVICES FUND

                            STATEMENT OF OPERATIONS

         May 31, 1994 (commencement of operations) to October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income -- Global Financial Services Portfolio...................................................  $  23,933
  Interest income -- Global Financial Services Portfolio...................................................     13,042
                                                                                                             ---------
  Total investment income..................................................................................     36,975
                                                                                                             ---------
Expenses:
  Expenses -- Global Financial Services Portfolio..........................................................     50,670
  Professional fees........................................................................................     20,890
  Transfer agent fees (Note 2).............................................................................     15,637
  Printing and postage expenses............................................................................     10,623
  Service and distribution expenses (Note 2):
    Class A.....................................................................................  $   3,860
    Class B.....................................................................................      4,398      8,258
                                                                                                  ---------
  Registration fees........................................................................................      5,300
  Amortization of organizational expenses (Note 1).........................................................      5,258
  Directors' fees (Note 2).................................................................................      5,090
  Administration fees (Note 2).............................................................................      3,029
  Custodian fees...........................................................................................      1,840
  Other....................................................................................................      1,530
                                                                                                             ---------
  Total expenses before expense reimbursement..............................................................    128,125
  Less expense reimbursement (Note 2)......................................................................    (96,844)
                                                                                                             ---------
  Total expenses...........................................................................................     31,281
                                                                                                             ---------
Net investment income......................................................................................      5,694
                                                                                                             ---------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized loss on investments -- Global Financial Services Portfolio.......................    (25,821)
  Net realized loss on foreign currency conversions -- Global Financial Services Portfolio......     (6,619)
                                                                                                  ---------
  Net realized loss........................................................................................    (32,440)
  Increase in unrealized appreciation of investments -- Global Financial Services Portfolio................     32,699
                                                                                                             ---------
Net realized and unrealized gain on investments and foreign currency conversions -- Global Financial
 Services Portfolio........................................................................................        259
                                                                                                             ---------
Net increase in net assets resulting from operations.......................................................  $   5,953
                                                                                                             ---------
                                                                                                             ---------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 56

                       GT GLOBAL FINANCIAL SERVICES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Increase in net assets
Operations:
  Net investment income..............................................................................
                                                                                                               $       5,694
  Net realized loss on investments and foreign currency conversions..................................
                                                                                                                     (32,440)
  Increase in unrealized appreciation of investments.................................................
                                                                                                                      32,699
                                                                                                                 -----------
  Net increase in net assets resulting from operations...............................................
                                                                                                                       5,953
Capital Share Transactions (Note 3):
  Increase from shares sold..........................................................................
                                                                                                                   5,652,003
  Decrease from shares repurchased...................................................................
                                                                                                                    (347,954)
                                                                                                                 -----------
  Net increase from capital shares transactions......................................................
                                                                                                                   5,304,049
                                                                                                                 -----------
Total increase in net assets.........................................................................
                                                                                                                   5,310,002
Net assets:
  Beginning of period................................................................................
                                                                                                                     100,000
                                                                                                                 -----------
  End of period......................................................................................
                                                                                                               $   5,410,002*
                                                                                                                 -----------
                                                                                                                 -----------

----------------

*   Includes undistributed net investment income of $5,694.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 57

                       GT GLOBAL FINANCIAL SERVICES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data throughout the period. This information has been derived from information provided in the financial statements.

                                                                                  CLASS A                        CLASS B
                                                                               MAY 31, 1994                   MAY 31, 1994
                                                                       (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
                                                                                    TO                             TO
                                                                             OCTOBER 31, 1994               OCTOBER 31, 1994
                                                                       -----------------------------  -----------------------------
Per Share Operating Performance:
Net asset value, beginning of period.................................            $   11.43                      $   11.43
                                                                                   -------                        -------
Income from investment operations:
  Net investment income..............................................                 0.02*                          0.00*
  Net realized and unrealized gain on investments and foreign
   currency conversions..............................................                 0.17**                         0.17**
                                                                                   -------                        -------
  Net increase resulting from investment operations..................                 0.19                           0.17
                                                                                   -------                        -------
Net asset value, end of period.......................................            $   11.62                      $   11.60
                                                                                   -------                        -------
                                                                                   -------                        -------

Total investment return (c)..........................................                 1.66%(b)                       1.49%(b)

Ratios and supplemental data:
  Net assets, end of period (in 000's)...............................            $   3,175                      $   2,235
  Ratio of net investment income to average net assets...............                 0.66%(a)*                      0.16%(a)*
  Ratio of net expenses to average net assets........................                 2.40%(a)*                      2.90%(a)*

----------------

(a) Annualized.

(b) Not annualized.

(c) Total investment return does not include sales charges.

* The annualized ratios of operating expenses and net investment income to average net assets for Class A and Class B before reimbursement by G.T. Capital Management, Inc. for the period ended October 31, 1994 would have been 10.32% and (7.26)%; and 10.82% and (7.76)%, respectively. The net investment income per share would have been reduced by $0.23 for each class.

** The per share amount does not correspond with the net realized and unrealized gain for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

                  Statement of Additional Information Page 58

                       GT GLOBAL FINANCIAL SERVICES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Financial Services Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Financial Services Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $22,442 which expires in 2002.

(C)  DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $63,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1994, G.T. Global retained $4,612 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

                  Statement of Additional Information Page 59

                       GT GLOBAL FINANCIAL SERVICES FUND

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the period ended October 31, 1994, G.T. Global collected CDSCs in the amount of $847. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/ or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 60

                       GT GLOBAL FINANCIAL SERVICES FUND

3. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                          MAY 31, 1994
                                                                                                        (COMMENCEMENT OF
                                                                                                           OPERATIONS)
                                                                                                       TO OCTOBER 31, 1994
                                                                                                      ---------------------
CLASS A                                                                                                SHARES      AMOUNT
----------------------------------------------------------------------------------------------------  ---------  ----------
Shares sold.........................................................................................    288,905  $3,352,036
Shares repurchased..................................................................................    (20,084)   (233,975)
                                                                                                      ---------  ----------
Net increase........................................................................................    268,821  $3,118,061
                                                                                                      ---------  ----------
                                                                                                      ---------  ----------


                                                                                                          MAY 31, 1994
                                                                                                        (COMMENCEMENT OF
                                                                                                           OPERATIONS)
                                                                                                       TO OCTOBER 31, 1994
                                                                                                      ---------------------
CLASS B                                                                                                SHARES      AMOUNT
----------------------------------------------------------------------------------------------------  ---------  ----------
Shares sold.........................................................................................    198,242  $2,299,967
Shares repurchased..................................................................................     (9,906)   (113,979)
                                                                                                      ---------  ----------
Net increase........................................................................................    188,336  $2,185,988
                                                                                                      ---------  ----------
                                                                                                      ---------  ----------

                  Statement of Additional Information Page 61

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global Financial Services Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Financial Services Portfolio, including the schedule of portfolio investments, as of October 31, 1994 and the related statement of operations, statement of changes in net assets and supplementary data for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio as of October 31, 1994 and the results of its operations, the changes in its net assets and the supplementary data for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 62

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

Equity                                       Market       % of Net
Investments        Country      Shares       Value       Assets(a)
--------------------------------------------------------------------
Banks-Regional (50.6%)
----------------------------------------
Bank of Ireland         IRL       59,500      $274,493         5.3
BayBanks, Inc.           US        4,400       254,100         4.8
Banco
 Commercial
 S.A. 144A ADR
 (b)(c)(d)             URGY       12,000       238,500         4.6
Amalgamated
 Banks of South
 Africa               S AFR       90,900       232,350         4.5
Banco Nacional
 S.A.
 (Preferred)           BRZL    7,500,000       204,203         3.9
The Thai
 Farmers Bank,
 Ltd. (Foreign)        THAI       22,500       198,636         3.8
West One
 Bancorp                 US        7,000       192,500         3.7
Bangkok Bank
 Public Co.
 Ltd. (Foreign)        THAI       14,700       159,270         3.1
Uniao Bancos
 Brasileiros -
 Unibanco
 (Preferred
 "A")                  BRZL    5,000,000       158,170         3.1
Mellon Bank
 Corporation             US        2,000       111,250         2.1
Banco Wiese ADR
 (b)(c)                PERU        5,000       106,250         2.1
Grupo
 Financiero
 Banamex
 Accival, S.A.
 de C.V. "C"            MEX       14,000        96,270         1.9
Den Danske Bank         DEN        1,500        80,599         1.6
Benson
 Financial
 Corporation
 (c)                     US        6,000        72,000         1.4
Westpac Banking
 Corporation
 Ltd.                  AUSL       20,000        67,167         1.3

Equity                                       Market       % of Net
Investments        Country      Shares       Value       Assets(a)
--------------------------------------------------------------------
Banco Bradesco
 de
 Investimento
 S.A.
 (Preferred)           BRZL    6,200,000       $58,032         1.1
Zions Bancor-
 poration                US        1,500        56,438         1.1
Unidanmark AS
 "A"                    DEN        1,300        52,168         1.0
Glacier
 Bancorp, Inc.           US          500         8,875         0.2
                                          ------------
                                             2,621,271
                                          ------------
Other Financial (14.3%)
----------------------------------------
House of
 Investments,
 Inc.                  PHIL      128,000       268,387         5.2
First Data
 Corporation             US        4,100       205,513         4.0
Dean Witter
 Discover and
 Company                 US        3,000       115,875         2.2
Transaction
 Network
 Service (c)             US        6,000        78,750         1.5
First Financial
 Caribbean
 Corporation             US        6,400        73,600         1.4
                                          ------------
                                               742,125
                                          ------------
Real Estate Investment Trust (10.9%)
----------------------------------------
Evans
 Withycombe
 Residential,
 Inc.             US              13,000       256,750          5.0
JP Realty Inc.    US               7,700       151,113          2.9
Alexander
 Haagen
 Properties,
 Inc.             US               5,300        85,463          1.6
Macerich
 Company (The)    US               2,600        52,000          1.0
Shugard Storage
 Centers, Inc.
 "A"              US               1,000        21,250          0.4
                                          ------------
                                               566,576
                                          ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 63

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

Equity                                       Market       % of Net
Investments        Country      Shares       Value       Assets(a)
--------------------------------------------------------------------
Banks-Super Regional (8.5%)
----------------------------------------
First
 Interstate
 Bancorp                 US        3,000      $240,000         4.7
BankAmerica
 Corporation             US        2,500       108,750         2.1
Banc One
 Corporation             US        3,000        86,625         1.7
                                          ------------
                                               435,375
                                          ------------
Banks-Money Center (3.7%)
----------------------------------------
National
 Westminster
 Bank PLC         UK              14,800       121,760          2.3
Citicorp          US               1,500        71,625          1.4
                                          ------------
                                               193,385
                                          ------------
Country Funds (2.7%)
----------------------------------------
Korean
 Investment
 Fund, Inc.
 (b)(c)           KOR              3,400        46,750          0.9
Korea Fund,
 Inc. (b)         KOR              1,900        46,075          0.9
Korea Equity
 Fund (b)(c)      KOR              4,700        45,238          0.9
                                          ------------
                                               138,063
                                          ------------
Equity                                       Market       % of Net
Investments        Country      Shares       Value       Assets(a)
--------------------------------------------------------------------

Investment Management (2.5%)
----------------------------------------
M & G Group PLC          UK        3,500       $54,999         1.1
Franklin
 Resources,
 Inc.                    US        1,000        40,875         0.8
Eaton Vance
 Corporation             US        1,000        31,625         0.6
                                          ------------
                                               127,499
                                          ------------
Consumer Finance (2.1%)
----------------------------------------
Green Tree
 Financial
 Corporation      US               4,000       109,500          2.1

Insurance-Life (1.5%)
----------------------------------------
Kemper
 Corporation      US               1,500        78,375          1.5
--------------------------------------------------------------------
--------------------------------------------------------------------
Total Equity Investments
 (cost $4,979,479)*.....................     5,012,169         96.8
Other Assets Less Liabilities...........       163,666          3.2
--------------------------------------------------------------------
--------------------------------------------------------------------
Net Assets..............................    $5,175,835        100.0
--------------------------------------------------------------------
--------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $5,175,835.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviation:
ADR -- American Depository Receipt
* For Federal income tax purposes, cost is $4,982,857 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:    $ 189,457
Unrealized depreciation:     (160,145)
                            ---------
Net unrealized
appreciation:               $  29,312
                            ---------
                            ---------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 64

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

The Fund's portfolio of investments at October 31, 1994, was concentrated in the following countries:

                                         Percentage of Net Assets(a)
                                     -----------------------------------
Country                                Equity        Other       Total
-----------------------------------  -----------  -----------  ---------
Australia                                    1.3                     1.3
Brazil                                       8.1                     8.1
Denmark                                      2.6                     2.6
Ireland                                      5.3                     5.3
Korea                                        2.7                     2.7
Mexico                                       1.9                     1.9
Peru                                         2.1                     2.1
Philippines                                  5.2                     5.2
South Africa                                 4.5                     4.5
Thailand                                     6.9                     6.9
UK                                           3.4                     3.4
U.S.                                        48.2          3.2       51.4
Uruguay                                      4.6                     4.6
                                           ---          ---    ---------
Total                                       96.8          3.2      100.0
                                           ---          ---    ---------
                                           ---          ---    ---------

----------------
(a)  Percentages indicated are based on net assets of $5,175,835.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 65

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $4,979,479) (Note 1).........................................
                                                                                                           $5,012,169
  Foreign Currency (cost $767)...........................................................................
                                                                                                                  774
  Receivable for securities sold.........................................................................
                                                                                                              237,232
  Unamortized deferred organizational expenses (Note 1)..................................................
                                                                                                               22,917
  Dividends receivable...................................................................................
                                                                                                                9,501
  Cash held as collateral for securities loaned (Note 1).................................................
                                                                                                               48,000
                                                                                                           ----------
  Total assets...........................................................................................
                                                                                                            5,330,593
                                                                                                           ----------
Liabilities:
  Due to Custodian.......................................................................................
                                                                                                               54,321
  Payable for deferred organizational expenses...........................................................
                                                                                                               25,000
  Payable for professional fees..........................................................................
                                                                                                               11,889
  Payable for printing and postage expenses..............................................................
                                                                                                                5,757
  Payable for investment management and administration fees (Note 2).....................................
                                                                                                                4,293
  Payable for Trustees' fees (Note 2)....................................................................
                                                                                                                2,141
  Accrued expenses.......................................................................................
                                                                                                                3,357
  Collateral for securities loaned (Note 1)..............................................................
                                                                                                               48,000
                                                                                                           ----------
  Total liabilities......................................................................................
                                                                                                              154,758
                                                                                                           ----------
Net assets...............................................................................................
                                                                                                           $5,175,835
                                                                                                           ----------
                                                                                                           ----------
Net assets consist of:
  Paid in capital........................................................................................
                                                                                                           $5,189,271
  Accumulated net investment loss........................................................................
                                                                                                              (13,695)
  Accumulated net realized loss on investments and foreign currency conversions..........................
                                                                                                              (32,440)
  Net unrealized appreciation of investments.............................................................
                                                                                                               32,699
                                                                                                           ----------
  Total -- representing net assets applicable to shares of beneficial interest outstanding...............
                                                                                                           $5,175,835
                                                                                                           ----------
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 66

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                            STATEMENT OF OPERATIONS

         May 31, 1994 (commencement of operations) to October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividends.................................................................................................  $  23,933
  Interest..................................................................................................     13,042
                                                                                                              ---------
  Total investment income...................................................................................     36,975
                                                                                                              ---------
Expenses:
  Professional fees.........................................................................................     20,370
  Investment management and administration fees (Note 2)....................................................      8,249
  Custodian fees............................................................................................      7,880
  Printing and postage expenses.............................................................................      7,650
  Trustees' fees (Note 2)...................................................................................      2,908
  Amortization of organizational expenses (Note 1)..........................................................      2,083
  Other.....................................................................................................      1,530
                                                                                                              ---------
  Total expenses............................................................................................     50,670
                                                                                                              ---------
Net investment loss.........................................................................................    (13,695)
                                                                                                              ---------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized loss on investments...............................................................  $ (25,821)
  Net realized loss on foreign currency conversions..............................................     (6,619)
                                                                                                   ---------
  Net realized loss.........................................................................................    (32,440)
  Increase in unrealized appreciation on investments........................................................     32,699
                                                                                                              ---------
Net realized and unrealized gain on investments and foreign currency conversions............................        259
                                                                                                              ---------
Net decrease in net assets resulting from operations........................................................  $ (13,436)
                                                                                                              ---------
                                                                                                              ---------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 67

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Increase in net assets
Operations:
  Net investment loss................................................................................
                                                                                                               $     (13,695)
  Net realized loss on investments and foreign currency conversions..................................
                                                                                                                     (32,440)
  Increase in unrealized appreciation of investments.................................................
                                                                                                                      32,699
                                                                                                                 -----------
  Net decrease in net asssets resulting from operations..............................................
                                                                                                                     (13,436)
Beneficial interest transactions:
  Contributions......................................................................................
                                                                                                                   5,089,171
  Withdrawals........................................................................................
                                                                                                                           0
                                                                                                                 -----------
  Net increase from beneficial interest transactions.................................................
                                                                                                                   5,089,171
                                                                                                                 -----------
Total increase in net assets.........................................................................
                                                                                                                   5,075,735
Net assets:
  Beginning of period................................................................................
                                                                                                                     100,100
                                                                                                                 -----------
  End of period*.....................................................................................
                                                                                                               $   5,175,835
                                                                                                                 -----------
                                                                                                                 -----------

----------------

*   Includes accumulated net investment loss of $(13,695).

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 68

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------

Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's).................................................................            $   5,176
Ratio of net investment income to average net assets.................................................                 1.19%(a)
Ratio of operating expenses to average net assets....................................................                 4.43%(a)
Portfolio turnover rate..............................................................................                   53%

----------------

(a) Annualized.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 69

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Financial Services Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase, exchange or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity Securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

In addition, the Portfolio may focus its investments in certain related financial services, subjecting the Portfolio to greater risk than a fund that is more diversified.

                  Statement of Additional Information Page 70

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which for a call requires that the Portfolio holds the underlying security and for a put requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. At October 31, 1994, the Portfolio had no written options.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Portfolio had no outstanding purchased options.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. At October 31, 1994, the Portfolio did not hold futures contracts.

                  Statement of Additional Information Page 71

                      GLOBAL FINANCIAL SERVICES PORTFOLIO

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1994, stocks with an aggregate value of approximately $47,400 were on loan to brokers. The loans were secured by cash collateral of $48,000. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the period ended October 31, 1994, the Portfolio received $50 of income from securities lending which was used to offset the Portfolio's custody expenses.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $25,000. These expenses are being amortized on a straightline basis over a five-year period.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global Financial Services, Inc. or G.T. Global Investor Services Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1994, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global Financial Services Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the period ended October 31, 1994, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $6,216,543 and
$1,211,277, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the period ended October 31, 1994.

                  Statement of Additional Information Page 72

                         GT GLOBAL INFRASTRUCTURE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Infrastructure Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1994 and the related statement of operations, statement of changes in net assets and the financial highlights for the period ended May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Infrastructure Fund as of October 31, 1994, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 73

                         GT GLOBAL INFRASTRUCTURE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in Global Infrastructure Portfolio (cost $49,997,022) (Note 1)...........................
                                                                                                         $  51,106,690
  Receivable for Fund shares sold......................................................................
                                                                                                             3,453,478
  Receivable for expense reimbursement (Note 2)........................................................
                                                                                                                68,271
  Unamortized deferred organizational expenses (Note 1)................................................
                                                                                                                47,208
  Prepaid expenses.....................................................................................
                                                                                                                 2,044
                                                                                                         -------------
  Total assets.........................................................................................
                                                                                                            54,677,691
                                                                                                         -------------
Liabilities:
  Payable for service and distribution expenses (Note 2)...............................................
                                                                                                                28,736
  Payable for Fund shares repurchased..................................................................
                                                                                                                23,648
  Payable for registration fees........................................................................
                                                                                                                15,064
  Payable for printing and postage expenses............................................................
                                                                                                                12,589
  Payable for professional fees........................................................................
                                                                                                                11,029
  Payable for Administration fees (Note 2).............................................................
                                                                                                                 9,243
  Payable for custodian fees...........................................................................
                                                                                                                 5,194
  Payable for Directors' fees (Note 2).................................................................
                                                                                                                 1,281
  Accrued expenses.....................................................................................
                                                                                                                 1,421
                                                                                                         -------------
  Total liabilities....................................................................................
                                                                                                               108,205
                                                                                                         -------------
Net assets.............................................................................................
                                                                                                         $  54,569,486
                                                                                                         -------------
                                                                                                         -------------
Class A:
Net asset value and redemption price per share
  ($23,615,168 DIVIDED BY 1,893,269 shares outstanding)................................................
                                                                                                         $       12.47
                                                                                                         -------------
                                                                                                         -------------
Maximum offering price per share
  (100/95.25 of $12.47)*...............................................................................
                                                                                                         $       13.09
                                                                                                         -------------
                                                                                                         -------------
Class B:+
Net asset value and offering price per share
  ($30,954,318 DIVIDED BY 2,486,186 shares outstanding)................................................
                                                                                                         $       12.45
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital (Note 3).............................................................................
                                                                                                         $  53,494,717
  Undistributed net investment income..................................................................
                                                                                                                13,178
  Accumulated net realized loss on investments and foreign currency conversions -- Global
   Infrastructure Portfolio............................................................................
                                                                                                               (49,221)
  Net unrealized appreciation of investments, dividends receivable, interest receivable, securities purchased and sold and foreign currency conversions -- Global Infrastructure Portfolio..............
                                                                                                             1,110,812
                                                                                                         -------------
  Total -- representing net assets applicable to capital shares outstanding............................
                                                                                                         $  54,569,486
                                                                                                         -------------
                                                                                                         -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 74

                         GT GLOBAL INFRASTRUCTURE FUND

                            STATEMENT OF OPERATIONS

         May 31, 1994 (commencement of operations) to October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income -- Global Infrastructure Portfolio.....................................................  $  121,069
  Interest income -- Global Infrastructure Portfolio.....................................................     104,902
                                                                                                           ----------
  Total investment income................................................................................     225,971
                                                                                                           ----------
Expenses:
  Expenses -- Global Infrastructure Portfolio............................................................     101,457
  Service and distribution expenses (Note 2)
    Class A..................................................................................  $   18,271
    Class B..................................................................................      40,937      59,208
                                                                                               ----------
  Transfer agent fees (Note 2)...........................................................................      33,831
  Printing and postage expenses..........................................................................      23,570
  Professional fees......................................................................................      19,772
  Administration fees (Note 2)...........................................................................      19,370
  Registration fees......................................................................................       8,112
  Custodian fees.........................................................................................       5,332
  Directors' fees (Note 2)...............................................................................       4,590
  Amortization of organizational expenses (Note 1).......................................................       4,292
  Other..................................................................................................       1,530
                                                                                                           ----------
  Total expenses before expense reimbursement............................................................     281,064
  Less expense reimbursement (Note 2)....................................................................     (68,271)
                                                                                                           ----------
  Total expenses.........................................................................................     212,793
                                                                                                           ----------
Net investment income....................................................................................      13,178
                                                                                                           ----------
Net realized and unrealized loss on investments and foreign currencies (Note 1):
  Net realized loss on investments -- Global Infrastructure Portfolio........................     (27,320)
  Net realized loss on foreign currency conversions -- Global Infrastructure Portfolio.......     (21,901)
                                                                                               ----------
  Net realized loss......................................................................................     (49,221)
  Increase in unrealized appreciation of dividends receivable, interest receivable, securities purchased and sold, and foreign currency conversions -- Global Infrastructure
   Portfolio.................................................................................       1,144
  Increase in unrealized appreciation of investments -- Global Infrastructure Portfolio......   1,109,668
                                                                                               ----------
  Net unrealized appreciation............................................................................   1,110,812
                                                                                                           ----------
Net realized and unrealized gain on investments and foreign currency conversions -- Global Infrastructure
 Portfolio...............................................................................................   1,061,591
                                                                                                           ----------
Net increase in net assets resulting from operations.....................................................  $1,074,769
                                                                                                           ----------
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 75

                         GT GLOBAL INFRASTRUCTURE FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Increase in net assets
Operations:
  Net investment income..............................................................................
                                                                                                               $      13,178
  Net realized loss on investments and foreign currency conversions -- Global Infrastructure
   Portfolio.........................................................................................
                                                                                                                     (49,221)
  Increase in unrealized appreciation of investments, dividends receivable, interest receivable, securities purchased and sold and foreign currency conversions -- Global Infrastructure
   Portfolio.........................................................................................
                                                                                                                   1,110,812
                                                                                                                ------------
  Net increase in net asssets resulting from investment operations...................................
                                                                                                                   1,074,769
Capital Share Transactions (Note 3):
  Increase from shares sold and reinvested...........................................................
                                                                                                                  55,939,368
  Decrease from shares repurchased...................................................................
                                                                                                                  (2,544,651)
                                                                                                                ------------
  Net increase from capital share transactions.......................................................
                                                                                                                  53,394,717
                                                                                                                ------------
Total increase in net assets.........................................................................
                                                                                                                  54,469,486
Net assets:
  Beginning of period................................................................................
                                                                                                                     100,000
                                                                                                                ------------
  End of period......................................................................................
                                                                                                               $  54,569,486*
                                                                                                                ------------
                                                                                                                ------------

----------------

*   Includes undistributed net investment income of $13,178.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 76

                         GT GLOBAL INFRASTRUCTURE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                        CLASS A                        CLASS B
                                                              ----------------------------   ----------------------------
                                                                      MAY 31, 1994                   MAY 31, 1994
                                                              (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
                                                                  TO OCTOBER 31, 1994            TO OCTOBER 31, 1994
                                                              ----------------------------   ----------------------------
Per Share Operating Performance:
Net asset value, beginning of the period....................            $ 11.43                        $ 11.43
                                                                       --------                       --------
Income from investment operations:
  Net investment income (loss)..............................               0.01*                         (0.01)*
  Net realized and unrealized gain on investments...........               1.03                           1.03
                                                                       --------                       --------
  Net increase from investment operations...................               1.04                           1.02
                                                                       --------                       --------
Net asset value, end of period..............................            $ 12.47                        $ 12.45
                                                                       --------                       --------
                                                                       --------                       --------

Total investment return (c).................................              9.10%(b)                       8.92%(b)

Ratios and supplemental data:
Net assets, end of period (in 000's)........................            $23,615                        $30,954
Ratio of net investment income (loss) to average net
 assets.....................................................              0.41%(a)*                    (0.09)%(a)*
Ratio of net expenses to average net assets.................              2.40%(a)*                      2.90%(a)*

----------------

 (a) Annualized.

 (b) Not annualized.

 (c) Total investment return does not include sales charges.

  * The annualized ratios of operating expenses and net investment income to average net assets for Class A and Class B before reimbursement by G.T. Capital Management, Inc. for the period ended October 31, 1994 would have been 3.28% and (0.47)%; and 3.78% and (0.97)%, respectively. The net investment income per share would have been reduced by $0.02 for each class.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 77

                         GT GLOBAL INFRASTRUCTURE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Infrastructure Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Infrastructure Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $26,214 which expires in 2002.

(C)  DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1994, G.T. Global retained $51,215 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

                  Statement of Additional Information Page 78

                         GT GLOBAL INFRASTRUCTURE FUND

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the period ended October 31, 1994, G.T. Global collected CDSCs in the amount of $1,528. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/ or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 79

                         GT GLOBAL INFRASTRUCTURE FUND

3. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                                  MAY 31, 1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                  OPERATIONS)
                                                                                                              TO OCTOBER 31, 1994
                                                                                                             ----------------------
CLASS A                                                                                                       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------  ---------  -----------
Shares sold................................................................................................  2,020,133  $24,648,202
Shares repurchased.........................................................................................   (131,239)  (1,614,053)
                                                                                                             ---------  -----------
Net increase...............................................................................................  1,888,894  $23,034,149
                                                                                                             ---------  -----------
                                                                                                             ---------  -----------


                                                                                                                  MAY 31, 1994
                                                                                                                (COMMENCEMENT OF
                                                                                                                  OPERATIONS)
                                                                                                              TO OCTOBER 31, 1994
                                                                                                             ----------------------
CLASS B                                                                                                       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------  ---------  -----------
Shares sold................................................................................................  2,557,551  $31,291,166
Shares repurchased.........................................................................................    (75,739)    (930,598)
                                                                                                             ---------  -----------
Net increase...............................................................................................  2,481,812  $30,360,568
                                                                                                             ---------  -----------
                                                                                                             ---------  -----------

                  Statement of Additional Information Page 80

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global Infrastructure Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Infrastructure Portfolio, including the schedule of portfolio investments, as of October 31, 1994 and the related statement of operations, statement of changes in net assets and supplementary data for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the supplemenatary data referred to above present fairly, in all material respects, the financial position of Global Infrastructure Portfolio as of October 31, 1994 and the results of its operations, the changes in its net assets and the supplementary data for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 81

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

                                                     Market        % of Net
Equity Investments         Country      Shares        Value       Assets(a)
-----------------------------------------------------------------------------
Electrical & Gas Utilities (21.0%)
------------------------------------------------
Korea Electric Power
 ADR (b)                        KOR       74,900     $1,460,550         2.8
Companhia Energetica de
 Minas Gerais (Cemig)
 ADR (b)(c)(d)                 BRZL       50,000      1,323,895         2.6
EVN (Energie Versorgung
 Niedr)                       ASTRI        9,000      1,131,858         2.2
Capex S.A. (c)                  ARG      110,000      1,068,473         2.1
Empresa Nacional de
 Electridad S.A.
 (Endesa) ADR (b)               SPN       23,100      1,059,713         2.1
Edison S.P.A.                  ITLY      245,000      1,048,350         2.1
Chilegener S.A. ADR (b)        CHLE       35,000        988,750         1.9
Consolidated Electric
 Power Asia                      HK      350,000        817,587         1.6
AES China Generating
 Co. Ltd. Class A (c)            US       54,100        608,625         1.2
Huaneng Power
 International, Inc.
 ADR (b)(c)                    CHNA       30,000        555,000         1.1
Bolivian Power (b)              BOL       22,000        533,500         1.0
Hong Kong Electric               HK       43,000        135,227         0.3
                                                  -------------
                                                     10,731,528
                                                  -------------
Telephone Networks (15.3%)
------------------------------------------------
Stet (Societa
 Finanziara Telefonica)
 Savings                  ITLY           532,000      1,316,378          2.6
Telecomunicacoes
 Brasileiras S.A. -
 Telebras Sponsored ADR
 (b)                      BRZL            23,113      1,190,320          2.3
Telefonica de Espana
 ADR (b)                  SPN             28,000      1,134,120          2.2
Telecom Corporation of
 New Zealand Ltd. ADR
 (b)                      NZ              20,000      1,112,500          2.2
PT Indonesia Satellite
 (Indosat) ADR (b)(c)     INDO            27,000      1,059,750          2.1
Telefonos de Mexico,
 S.A. de C.V. "L" ADR
 (b)                      MEX             16,000        882,000          1.7

                                                     Market        % of Net
Equity Investments         Country      Shares        Value       Assets(a)
-----------------------------------------------------------------------------

Pakistan Telecommu-
 nications Company Ltd.
 (c):                           PAK           --             --         1.4
  Common                         --        2,800       $445,912          --
  Vouchers 144A (b)(d)           --        1,392        230,376          --
Telecom Argentina S.A.
 "B"                            ARG       63,000        383,385         0.8
                                                  -------------
                                                      7,754,741
                                                  -------------

Cement (12.4%)
------------------------------------------------
Siam Cement Co. Ltd.
 (Foreign)                     THAI       24,000      1,384,912         2.7
Cementos Paz del Rio.
 S.A. 144A ADR (b)(d)           COL       48,500      1,200,375         2.3
Giant Cement Holdings,
 Inc. (c)                        US       75,000      1,050,000         2.1
La Cemento Nacional
 144A GDR (b)(c)(d)            ECDR        3,000      1,050,000         2.1
Lone Star Industries,
 Inc.                            US       50,000        968,555         1.9
Corporacion Cementera
 Argentina S.A.
 (Corcemar) (c)                 ARG       43,247        359,272         0.7
PT Semen Cibinong
 (Foreign)                     INDO       86,000        304,880         0.6
                                                  -------------
                                                      6,317,994
                                                  -------------

Telecom Equipment (11.4%)
------------------------------------------------
Nokia AB (Preferred)
 ADR (b)(c)               FIN             21,200      1,592,650          3.1
Motorola, Inc.            US              20,000      1,177,500          2.3
Allgon AB-B Free          SWDN            50,000      1,127,286          2.2
BroadBand Technologies,
 Inc. (c)                 US              40,000      1,035,000          2.0
Champion Technology
 Holdings                 HK           2,800,000        905,912          1.8
                                                  -------------
                                                      5,838,348
                                                  -------------

Machinery & Engineering (6.3%)
------------------------------------------------
Mannesmann AG             GER              5,200      1,390,541          2.7
Caterpillar, Inc.         US              20,000      1,195,180          2.3
United Engineers
 (Malaysia) Ltd.          MAL            125,000        675,279          1.3
                                                  -------------
                                                      3,261,000
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 82

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                                     Market        % of Net
Equity Investments         Country      Shares        Value       Assets(a)
-----------------------------------------------------------------------------
Transportation - Road & Rail (5.9%)
------------------------------------------------
ABC Rail Products
 Corporation (c)                 US       60,000     $1,335,438         2.6
Conrail, Inc.                    US       22,000      1,198,088         2.3
East Japan Railway Co.          JPN           95        473,823         0.9
Covenant Transport Inc.
 Class A                         US        2,300         43,700         0.1
                                                  -------------
                                                      3,051,049
                                                  -------------
Electrical Plant/Equipment (3.8%)
------------------------------------------------
ASEA AB-B Free            SWDN            16,700      1,213,210          2.4
E.R.G. Australia
 Limited (c)              AUSL           400,000        725,165          1.4
                                                  -------------
                                                      1,938,375
                                                  -------------

Construction (3.6%)
------------------------------------------------
Fluor Corporation         US              22,000      1,089,168          2.1
Grupo Tribasa, S.A. de
 C.V. Sponsored ADR
 (b)(c)                   MEX             25,000        784,375          1.5
                                                  -------------
                                                      1,873,543
                                                  -------------

Telephone - Long Distance (3.5%)
------------------------------------------------
IDB Communications
 Group, Inc. (c)          US             191,000      1,766,750          3.5

Wireless Communications (2.7%)
------------------------------------------------
Centennial Cellular
 Corporation Class A
 (c)                      US              80,000      1,400,000          2.7
Conglomerate (2.2%)
------------------------------------------------
General Electric
 Company                  US              23,000      1,124,994          2.2
                                                     Market        % of Net
Equity Investments         Country      Shares        Value       Assets(a)
-----------------------------------------------------------------------------

Metals - Steel (2.1%)
------------------------------------------------
Hylsamex S.A. de C.V.
 144A ADR (b)(d)                MEX       49,000     $1,078,000         2.1

Gas Production & Distribution (2.0%)
------------------------------------------------
Williams Companies,
 Inc.                     US              36,000      1,044,000          2.0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Equity Investments
 (cost $45,920,654).............................     47,180,322         92.2
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Fixed Income                          Principal
Investment                Currency      Amount
------------------------------------------------

Philippines Corporate Bond (1.7%)
------------------------------------------------
International Container
 Terminal Services,
 Conv. Bond, 5% due
 9/15/01 144A (d) (cost
 $1,000,000)              USD          1,000,000        850,000          1.7
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Short-Term Investment
-----------------------

Repurchase Agreement (17.3%)
------------------------------------------------
Dated October 31, 1994 with State Street Bank &
 Trust Company, due November 1, 1994, for an
 effective yield of 4.7% collateralized by
 $9,000,000 Federal Home Loan Mortgage
 Corporation Note, 6% due 5/15/20. (Market value
 $8,865,000, including accrued interest.) (cost
 $8,820,151)....................................      8,820,151         17.3
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments (cost $55,740,805)*...........     56,850,473        111.2
Liabilities Less Other Assets...................     (5,743,683)       (11.2 )
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net Assets......................................    $51,106,790        100.0
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $51,106,790.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* For Federal income tax purposes, cost is $55,740,805 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:    $2,286,910
Unrealized depreciation:    (1,177,242)
                            ----------
Net unrealized
appreciation:               $1,109,668
                            ----------
                            ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 83

                        GLOBAL INFRASTRUCTURE PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1994, was concentrated in the following countries:

                                                Percentage of Net Assets (a)
                                -------------------------------------------------------------
                                                Fixed
                                  Equity       Income     Short- Term     Other       Total
                                -----------  -----------  -----------  -----------  ---------
Argentina                               3.6                                               3.6
Austria                                 2.2                                               2.2
Australia                               1.4                                               1.4
Bolivia                                 1.0                                               1.0
Brazil                                  4.9                                               4.9
Chile                                   1.9                                               1.9
China                                   1.1                                               1.1
Colombia                                2.3                                               2.3
Ecuador                                 2.1                                               2.1
Finland                                 3.1                                               3.1
Germany                                 2.7                                               2.7
Hong Kong                               3.7                                               3.7
Indonesia                               2.7                                               2.7
Italy                                   4.7                                               4.7
Japan                                   0.9                                               0.9
Korea                                   2.8                                               2.8
Malaysia                                1.3                                               1.3
Mexico                                  5.3                                               5.3
New Zealand                             2.2                                               2.2
Pakistan                                1.4                                               1.4
Philippines                                         1.7                                   1.7
Spain                                   4.3                                               4.3
Sweden                                  4.6                                               4.6
Thailand                                2.7                                               2.7
U.S.                                   29.3                      17.3        (11.2)      35.4
                                                   --
                                      ---                       ---         -----   ---------
Total                                  92.2         1.7          17.3        (11.2)     100.0
                                                   --
                                                   --
                                      ---                       ---         -----   ---------
                                      ---                       ---         -----   ---------

----------------
(a)  Percentages indicated are based on net assets of $51,106,790.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 84

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $46,920,654) (Note 1)......................................  $  48,030,322
  Repurchase agreements (cost $8,820,151) (Note 1).....................................................      8,820,151
  Foreign currency (cost $133,633)..........................................................
                                                                                              $ 132,697
  U.S. currency.............................................................................
                                                                                                    177        132,874
                                                                                              ---------
  Receivable for securities sold.......................................................................      2,554,855
  Dividends receivable.................................................................................         92,438
  Unamortized deferred organizational expenses (Note 1)................................................         22,917
  Interest receivable..................................................................................          6,389
  Prepaid expenses.....................................................................................            234
  Cash held as collateral for securities loaned (Note 1)...............................................      3,542,400
                                                                                                         -------------
  Total assets.........................................................................................     63,202,580
                                                                                                         -------------
Liabilities:
  Payable for securities purchased.....................................................................      8,476,673
  Payable for investment management and administration fees (Note 2)...................................         32,978
  Payable for deferred organizational expenses.........................................................         25,000
  Payable for professional fees........................................................................         12,040
  Payable for Trustees' fees (Note 2)..................................................................          1,368
  Accrued expenses.....................................................................................          5,331
  Collateral for securities loaned (Note 1)............................................................      3,542,400
                                                                                                         -------------
  Total liabilities....................................................................................     12,095,790
                                                                                                         -------------
Net assets.............................................................................................  $  51,106,790
                                                                                                         -------------
                                                                                                         -------------
Net assets consist of:
  Paid in capital......................................................................................  $  49,920,685
  Undistributed net investment income..................................................................        124,514
  Accumulated net realized loss on investments and foreign currency conversions........................        (49,221)
  Net unrealized appreciation of investments, dividends receivable, interest receivable, securities
   purchased and sold and foreign currency conversions.................................................      1,110,812
                                                                                                         -------------
  Total -- representing net assets applicable to shares of beneficial interest outstanding.............  $  51,106,790
                                                                                                         -------------
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 85

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                            STATEMENT OF OPERATIONS

         May 31, 1994 (commencement of operations) to October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend (net of withholding tax of $5,467)............................................................  $  121,069
  Interest...............................................................................................     104,902
                                                                                                           ----------
  Total investment income................................................................................     225,971
                                                                                                           ----------
Expenses:
  Investment management and administration fees (Note 2).................................................      51,922
  Professional fees......................................................................................      18,770
  Custodian fees (Note 1)................................................................................      14,594
  Printing and postage expenses..........................................................................       9,650
  Amortization of organizational expenses (Note 1).......................................................       2,083
  Trustees' fees (Note 2)................................................................................       2,908
  Other..................................................................................................       1,530
                                                                                                           ----------
  Total expenses.........................................................................................     101,457
                                                                                                           ----------
Net investment income....................................................................................     124,514
                                                                                                           ----------
Net realized and unrealized loss on investments and foreign currencies (Note 1):
  Net realized loss on investments...........................................................  $  (27,320)
  Net realized loss on foreign currency conversions..........................................     (21,901)
                                                                                               ----------
  Net realized loss......................................................................................     (49,221)
  Increase in unrealized appreciation of dividends receivable, interest receivable,
   securities purchased and sold, and foreign currency conversions...........................       1,144
  Increase in unrealized appreciation of investments.........................................   1,109,668
                                                                                               ----------
  Net unrealized appreciation............................................................................   1,110,812
                                                                                                           ----------
Net realized and unrealized gain on investments and foreign currency conversions.........................   1,061,591
                                                                                                           ----------
Net increase in net assets resulting from operations.....................................................  $1,186,105
                                                                                                           ----------
                                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 86

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Increase in net assets
Operations:
  Net investment income..............................................................................
                                                                                                               $     124,514
  Net realized loss on investments and foreign currency conversions..................................
                                                                                                                     (49,221)
  Increase in unrealized appreciation of investments, dividends receivable, interest receivable, securities purchased and sold and foreign currency conversions....................................
                                                                                                                   1,110,812
                                                                                                                ------------
  Net increase in net asssets resulting from operations..............................................
                                                                                                                   1,186,105
Beneficial interest transactions:
  Contributions......................................................................................
                                                                                                                  52,494,964
  Withdrawals........................................................................................
                                                                                                                  (2,674,379)
                                                                                                                ------------
  Net increase from beneficial interest transactions.................................................
                                                                                                                  49,820,585
                                                                                                                ------------
Total increase in net assets.........................................................................
                                                                                                                  51,006,690
Net assets:
  Beginning of period................................................................................
                                                                                                                     100,100
                                                                                                                ------------
  End of period......................................................................................
                                                                                                               $  51,106,790*
                                                                                                                ------------
                                                                                                                ------------

----------------

*   Includes undistributed net investment income of $124,514.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 87

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------

Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's).................................................................            $  51,107
Ratio of net investment income to average net assets.................................................                1.44%(a)
Ratio of expenses to average net assets..............................................................                1.17%(a)
Portfolio turnover rate..............................................................................                  18%

----------------

(a) Annualized.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 88

                        GLOBAL INFRASTRUCTURE PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Infrastructure Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase, exchange or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

In addition, the Portfolio may focus its investments in certain related infrastructure industries, subjecting the Portfolio to greater risk than a fund that is more diversified.

                  Statement of Additional Information Page 89

                        GLOBAL INFRASTRUCTURE PORTFOLIO

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which for calls requires that the Portfolio hold the underlying security and which for puts requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. At October 31, 1994, the Portfolio had no written options.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Portfolio had no outstanding purchased options.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. At October 31, 1994, the Portfolio did not hold futures contracts.

                  Statement of Additional Information Page 90

                        GLOBAL INFRASTRUCTURE PORTFOLIO

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1994, stocks with an aggregate value of approximately $3,410,637 were on loan to brokers. The loans were secured by cash collateral of $3,542,400. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the period ended October 31, 1994, the Portfolio received fees of $584 of income from securities lending.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $25,000. These expenses are being amortized on a straightline basis over a five-year period.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global Financial Services, Inc. or G.T. Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1994, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global Infrastructure Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the period ended October 31, 1994, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $50,619,297 and $3,671,323, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the period ended October 31, 1994.

                  Statement of Additional Information Page 91

                        GT GLOBAL NATURAL RESOURCES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Natural Resources Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., as of October 31, 1994 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Natural Resources Fund as of October 31, 1994 and the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 92

                        GT GLOBAL NATURAL RESOURCES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in Global Natural Resources Portfolio (cost $26,271,048) (Note 1).........................
                                                                                                          $26,949,639
  Receivable for Fund shares sold.......................................................................
                                                                                                            1,297,467
  Receivable for expense reimbursement (Note 2).........................................................
                                                                                                               88,584
  Unamortized deferred organizational expenses (Note 1).................................................
                                                                                                               47,154
                                                                                                          -----------
  Total assets..........................................................................................
                                                                                                           28,382,844
                                                                                                          -----------
Liabilities:
  Payable for Fund shares repurchased...................................................................
                                                                                                              117,510
  Payable for registration fees.........................................................................
                                                                                                               15,149
  Payable for service and distribution expenses (Note 2)................................................
                                                                                                               14,658
  Payable for printing and postage expenses.............................................................
                                                                                                               12,279
  Payable for professional fees.........................................................................
                                                                                                               11,870
  Payable for Administration fees (Note 2)..............................................................
                                                                                                                4,966
  Payable for custodian fees............................................................................
                                                                                                                3,562
  Payable for Directors' fees (Note 2)..................................................................
                                                                                                                1,014
  Accrued expenses......................................................................................
                                                                                                                1,427
                                                                                                          -----------
  Total liabilities.....................................................................................
                                                                                                              182,435
                                                                                                          -----------
Net assets..............................................................................................
                                                                                                          $28,200,409
                                                                                                          -----------
                                                                                                          -----------
Class A:
Net asset value and redemption price per share
 ($14,796,806 DIVIDED BY 1,192,523 shares outstanding)..................................................
                                                                                                          $     12.41
                                                                                                          -----------
                                                                                                          -----------
Maximum offering price per share
 (100/95.25 of $12.41)*.................................................................................
                                                                                                          $     13.03
                                                                                                          -----------
                                                                                                          -----------
Class B:+
Net asset value and offering price per share
 ($13,403,603 DIVIDED BY 1,082,698 shares outstanding)..................................................
                                                                                                          $     12.38
                                                                                                          -----------
                                                                                                          -----------
Net assets consist of:
  Paid in capital (Note 3)..............................................................................
                                                                                                          $27,550,552
  Undistributed net investment income...................................................................
                                                                                                              106,264
  Accumulated net realized loss on investments and foreign currency conversions -- Global Natural
   Resources Portfolio..................................................................................
                                                                                                             (130,259)
  Net unrealized appreciation of investments, dividends receivable, securities purchased and sold and foreign currency conversions -- Global Natural Resources Portfolio...................................
                                                                                                              673,852
                                                                                                          -----------
  Total -- representing net assets applicable to capital shares outstanding.............................
                                                                                                          $28,200,409
                                                                                                          -----------
                                                                                                          -----------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 93

                        GT GLOBAL NATURAL RESOURCES FUND

                            STATEMENT OF OPERATIONS

         May 31, 1994 (commencement of operations) to October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income -- Global Natural Resources Portfolio................................................  $    181,185
  Interest income -- Global Natural Resources Portfolio................................................        41,311
                                                                                                         ------------
  Total investment income..............................................................................       222,496
                                                                                                         ------------
Expenses:
  Expenses -- Global Natural Resources Portfolio.......................................................        85,185
  Service and distribution expenses (Note 2)
    Class A..............................................................................  $     11,282
    Class B..............................................................................        19,180        30,462
                                                                                           ------------
  Transfer agent fees (Note 2).........................................................................        23,200
  Printing and postage expenses........................................................................        19,432
  Professional fees....................................................................................        14,052
  Administration fees (Note 2).........................................................................        10,436
  Registration fees....................................................................................         7,442
  Directors' fees (Note 2).............................................................................         5,090
  Amortization of organizational expenses (Note 1).....................................................         4,346
  Custodian fees.......................................................................................         3,641
  Other................................................................................................         1,530
                                                                                                         ------------
  Total expenses before expense reimbursement..........................................................       204,816
  Less expense reimbursement (Note 2)..................................................................       (88,584)
                                                                                                         ------------
  Total expenses.......................................................................................       116,232
                                                                                                         ------------
Net investment income..................................................................................       106,264
                                                                                                         ------------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized loss on investments -- Global Natural Resources Portfolio.................      (180,800)
  Net realized gain on foreign currency conversions -- Global Natural Resources
   Portfolio.............................................................................        50,541
                                                                                           ------------
  Net realized loss....................................................................................      (130,259)
  Increase in unrealized depreciation of dividends receivable, securities purchased and
   sold, and foreign currency conversions -- Global Natural Resources Portfolio..........        (4,739)
  Increase in unrealized appreciation of investments -- Global Natural Resources
   Portfolio.............................................................................       678,591
                                                                                           ------------
  Net unrealized appreciation..........................................................................       673,852
                                                                                                         ------------
Net realized and unrealized gain on investments and foreign currency conversions -- Global Natural
 Resources Portfolio...................................................................................       543,593
                                                                                                         ------------
Net increase in net assets resulting from operations...................................................  $    649,857
                                                                                                         ------------
                                                                                                         ------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 94

                        GT GLOBAL NATURAL RESOURCES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Increase in net assets
Operations:
  Net investment income..............................................................................
                                                                                                               $     106,264
  Net realized loss on investments and foreign currency conversions..................................
                                                                                                                    (130,259)
  Increase in unrealized appreciation of investments, dividends receivable, securities purchased and sold and foreign currency conversions.............................................................
                                                                                                                     673,852
                                                                                                                ------------
  Net increase in net asssets resulting from operations..............................................
                                                                                                                     649,857
Capital Share Transactions (Note 3):
  Increase from shares sold and reinvested...........................................................
                                                                                                                  34,666,146
  Decrease from shares repurchased...................................................................
                                                                                                                  (7,215,594)
                                                                                                                ------------
  Net increase from capital share transactions.......................................................
                                                                                                                  27,450,552
                                                                                                                ------------
Total increase in net assets.........................................................................
                                                                                                                  28,100,409
Net assets:
  Beginning of period................................................................................
                                                                                                                     100,000
                                                                                                                ------------
  End of period......................................................................................
                                                                                                               $  28,200,409*
                                                                                                                ------------
                                                                                                                ------------

----------------

*   Includes undistributed net investment income of $106,264.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 95

                        GT GLOBAL NATURAL RESOURCES FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                  CLASS A                        CLASS B
                                                                               MAY 31, 1994                   MAY 31, 1994
                                                                       (COMMENCEMENT OF OPERATIONS)   (COMMENCEMENT OF OPERATIONS)
                                                                            TO OCTOBER 31, 1994            TO OCTOBER 31, 1994
                                                                       -----------------------------  -----------------------------
Per Share Operating Performance:
Net asset value, beginning of period.................................            $   11.43                      $   11.43
                                                                                  --------                       --------
Income from investment operations:
  Net investment income..............................................                 0.06*                          0.03*
  Net realized and unrealized gain on investments....................                 0.92                           0.92
                                                                                  --------                       --------
  Net increase from investment operations............................                 0.98                           0.95
                                                                                  --------                       --------
Net asset value, end of period.......................................            $   12.41                      $   12.38
                                                                                  --------                       --------
                                                                                  --------                       --------

Total investment return(c)...........................................                8.57%(b)                       8.31%(b)

Ratios and supplemental data:
Net assets, end of period (in 000's).................................            $  14,797                      $  13,404
Ratio of net investment income to average net assets.................                2.63%(a)*                      2.13%(a)*
Ratio of net expenses to average net assets..........................                2.40%(a)*                      2.90%(a)*

----------------

(a) Annualized.

(b) Not Annualized.

(c) Total investment return does not include sales charges.

* The annualized ratios of operating expenses and net investment income to average net assets for Class A and Class B before expense reimbursement by G.T. Capital Management, Inc. for the period ended October 31, 1994 would have been 4.38% and 0.65%; and 4.88% and 0.15%, respectively. The net investment income per share would have been reduced by $0.04 for each class.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 96

                        GT GLOBAL NATURAL RESOURCES FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Natural Resources Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The Fund invests substantially all of its investable assets in Global Natural Resources Portfolio ("Portfolio"), which is registered as an open-end management investment company under the 1940 Act and has investment objectives, policies and limitations substantially identical to those of the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this Report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  INVESTMENT VALUATION
Valuation of securities and other investment practices by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this Report.

(B)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $103,533 which expires in 2002.

(C)  DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.

(D)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $51,500. These expenses are being amortized on a straightline basis over a five-year period.

2. RELATED PARTIES
G.T. Capital Management, Inc. ("G.T. Capital") is the Fund's administrator. The Fund pays administration fees to G.T. Capital at the annualized rate of 0.25% of the Fund's average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary items) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1994, G.T. Global retained $14,471 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

                  Statement of Additional Information Page 97

                        GT GLOBAL NATURAL RESOURCES FUND

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the period ended October 31, 1994, G.T. Global collected CDSCs in the amount of $779. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of administration fees, waivers by G.T. Global of payments under the Class A Plan and/ or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

                  Statement of Additional Information Page 98

                        GT GLOBAL NATURAL RESOURCES FUND

3. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                                          MAY 31, 1994
                                                                                                        (COMMENCEMENT OF
                                                                                                          OPERATIONS)
                                                                                                      TO OCTOBER 31, 1994
                                                                                                     ----------------------
CLASS A                                                                                               SHARES      AMOUNT
---------------------------------------------------------------------------------------------------  ---------  -----------
Shares sold........................................................................................  1,647,315  $20,040,497
Shares repurchased.................................................................................   (459,166)  (5,648,929)
                                                                                                     ---------  -----------
Net increase.......................................................................................  1,188,149  $14,391,568
                                                                                                     ---------  -----------
                                                                                                     ---------  -----------


                                                                                                          MAY 31, 1994
                                                                                                        (COMMENCEMENT OF
                                                                                                          OPERATIONS)
                                                                                                      TO OCTOBER 31, 1994
                                                                                                     ----------------------
CLASS B                                                                                               SHARES      AMOUNT
---------------------------------------------------------------------------------------------------  ---------  -----------
Shares sold........................................................................................  1,205,189  $14,625,649
Shares repurchased.................................................................................   (126,865)  (1,566,665)
                                                                                                     ---------  -----------
Net increase.......................................................................................  1,078,324  $13,058,984
                                                                                                     ---------  -----------
                                                                                                     ---------  -----------

                  Statement of Additional Information Page 99

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Trustees of Global Natural Resources Portfolio:

We have audited the accompanying statement of assets and liabilities of Global Natural Resources Portfolio, including the schedule of portfolio investments, as of October 31, 1994 and the related statement of operations, statement of changes in net assets and supplementary data for the period from May 31, 1994 (commencement of operations) to October 31, 1994. These financial statements and the supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the supplementary data based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the supplementary data referred to above present fairly, in all material respects, the financial position of Global Natural Resources Portfolio as of October 31, 1994 and the results of its operations, the changes in its net assets and the supplementary data for the period from May 31, 1994 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 100

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

                                                   Market       % of Net
Equity Investments       Country      Shares        Value       Assets(a)
--------------------------------------------------------------------------
Metals - Non-Ferrous (22.4%)
----------------------------------------------
Eramet (c)                     FR        9,650       $704,954         2.6
Falconbridge Ltd.             CAN       40,500        700,213         2.6
General Mining Union
 Corporation (Gencor)       S AFR      181,000        670,287         2.5
Pasminco Limited             AUSL      376,100        631,537         2.3
Western Mining
 Corporation Holdings
 Limited                     AUSL       99,250        618,699         2.3
Rustenburg Platinum
 Holdings Limited           S AFR       18,700        540,948         2.0
Outokumpu OY "A"              FIN       23,600        499,132         1.9
Savage Resources Ltd.
 (c)                         AUSL      394,700        407,633         1.5
Hindalco Industries
 Ltd. 144A GDR (b)(d)         IND       11,000        385,000         1.4
Phelps Dodge
 Corporation                   US        5,000        306,875         1.1
Bindura Nickel               ZBBW      150,000        207,957         0.8
Compass Resources
 N.L. (c)                    AUSL      175,000        162,531         0.6
Consolidated
 Metallurgical Ind.
 (c)                        S AFR       34,700        151,434         0.6
Impala Platinum
 Holdings Ltd. ADR
 (b)                        S AFR        3,000         66,375         0.2
                                                -------------
                                                    6,053,575
                                                -------------

Chemicals (15.5%)
----------------------------------------------
NOVA Corporation        CAN             86,000        850,777         3.1
Dow Chemical Company    US              10,000        735,000         2.6
Mississippi Chemical
 Corporation (c)        US              34,700        615,925         2.3
Methanex Corporation
 (c)                    US              35,800        537,000         2.0
IMC Fertilizer Group,
 Inc.                   US              10,500        446,250         1.7
Cominco Fertilizers
 Ltd.                   CAN             20,000        445,636         1.7
Terra Industries,
 Inc.                   US              30,000        318,750         1.2
PT Tri Polyta
 Indonesia ADR (b)(c)   INDO             8,000        238,000         0.9
                                                -------------
                                                    4,187,338
                                                -------------

                                                   Market       % of Net
Equity Investments       Country      Shares        Value       Assets(a)
--------------------------------------------------------------------------
Gold (14.1%)
----------------------------------------------
Golden Shamrock Mines
 Ltd. (c)                    AUSL      525,000       $596,813         2.2
Acacia Resources Ltd.
 (c)                         AUSL      400,000        594,398         2.2
Ashanti Goldfields
 144A GDR (b)(c)(d)         S AFR       27,000        577,800         2.1
Kloof Gold Mining           S AFR       32,200        558,080         2.1
Perilya Mines N.L.
 (c)                         AUSL      485,500        418,441         1.6
Randgold and
 Exploration Company
 Ltd.                       S AFR       95,000        296,135         1.1
Golden Star Resources
 Ltd. (c)                      US       20,000        232,500         0.9
Free State Consoli-
 dated Gold Mines           S AFR       13,500        228,928         0.8
Randfontein Estates
 Gold Mining                S AFR       19,000        203,741         0.8
Southwestern Gold
 Corporation (c)              CAN        4,300         47,707         0.2
Mineral Resources
 Inc.                          NZ       20,000         29,720         0.1
                                                -------------
                                                    3,784,263
                                                -------------

Forest Products (11.3%)
----------------------------------------------
St Laurent Paperboard
 Inc. (c)               CAN            100,700      1,284,815         4.8
Carter Holt Harvey
 Limited                NZ             261,000        633,448         2.4
Sappi Limited           S AFR           32,000        534,663         2.0
Abitibi-Price, Inc.
 (Installment
 Receipt) (c)           CAN             50,600        322,800         1.2
Aracruz Celulose S.A.
 ADR (b)(c)             BRZL            20,000        255,000         0.9
                                                -------------
                                                    3,030,726
                                                -------------

Metals - Steel (7.5%)
----------------------------------------------
Hylsamex S.A. de C.V.
 144A ADR (b)(d)        MEX             48,100      1,058,200         3.9
Caemi Mineracao E
 Metal (Preferred)
 (c)                    BRZL         2,700,000        428,671         1.6
Cospia S.A.
 (Preferred "B") (c)    BRZL            97,000        295,367         1.1
Schnitzer Steel
 Industries, Inc.
 Class A                US              11,000        250,250         0.9
                                                -------------
                                                    2,032,488
                                                -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 101

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                                   Market       % of Net
Equity Investments       Country      Shares        Value       Assets(a)
--------------------------------------------------------------------------
Oil (6.0%)
----------------------------------------------
Atlantic Richfield,
 Conv. Preferred,
 9.01% till 9/15/97            US       14,200       $385,175         1.4
Elf Aquitaine ADR (b)          FR       10,000        366,250         1.4
Cultus Petroleum N.L.
 (c)                         AUSL      486,000        317,765         1.2
Norcen Energy
 Resources, Inc.              CAN       21,200        274,408         1.0
Penn West Petroleum
 (c)                          CAN       45,000        262,112         1.0
                                                -------------
                                                    1,605,710
                                                -------------
Coal (4.5%)
----------------------------------------------
Randcoal Limited        S AFR           98,000        684,289         2.5
Addington Resources,
 Inc. (c)               US              50,000        537,500         2.0
                                                -------------
                                                    1,221,789
                                                -------------

Misc. Materials & Commodities (4.4%)
-------------------------------------------------------------
Auridiam Consolidated
 N.L.                   AUSL           540,000        449,364         1.7
Reliance Industries
 Ltd. 144A GDR (b)(d)   IND             16,000        408,000         1.5
Granges, Inc. (c)       CAN             78,000        165,577         0.6
                                                   Market       % of Net
Equity Investments       Country      Shares        Value       Assets(a)
--------------------------------------------------------------------------
Benguela Conces-
 sions Limited (c)          S AFR      130,000       $149,127         0.6
                                                -------------
                                                    1,172,068
                                                -------------

Energy Equipment & Services (1.7%)
-------------------------------------------------------------
Mullen Trucking Ltd.
 (c)                          CAN       42,400        270,488         1.0
Landmark Graphics
 Corporation (c)               US        9,500        194,750         0.7
                                                -------------
                                                      465,238
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Equity Investments
 (cost $22,874,604)...........................     23,553,195        87.4
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Short-Term Investment
----------------------------------
Repurchase Agreement (14.5%)
----------------------------------------------
Dated October 31, 1994 with State Street Bank
 & Trust Company, due November 1, 1994, for an
 effective yield of 4.7% collateralized by
 $4,000,000 Federal National Mortgage
 Association Note, 5.684% due 7/1/27. (Market
 value $3,938,947, including accrued
 interest.) (cost $3,919,512).................      3,919,512        14.5
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Investments (cost $26,794,116)..........     27,472,707       101.9
Liabilities Less Other Assets.................       (522,968)       (1.9 )
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Net Assets....................................    $26,949,739       100.0
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $26,949,739.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
* For Federal income tax purposes, cost is $26,811,795 and appreciation (depreciation) of securities is as follows:

Unrealized appreciation:    $1,321,912
Unrealized depreciation:      (661,000)
                            ----------
Net unrealized
appreciation:               $  660,912
                            ----------
                            ----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 102

                       GLOBAL NATURAL RESOURCES PORTFOLIO

The Fund's Portfolio of Investments at October 31, 1994, was concentrated in the following countries:

                                             Percentage of Net Assets (a)
                                  --------------------------------------------------
                                    Equity      Short-Term       Other       Total
                                  -----------  -------------  -----------  ---------
Australia.......................         15.6                                   15.6
Brazil..........................          3.6                                    3.6
Canada..........................         17.2                                   17.2
Finland.........................          1.9                                    1.9
France..........................          4.0                                    4.0
India...........................          2.9                                    2.9
Indonesia.......................          0.9                                    0.9
Mexico..........................          3.9                                    3.9
New Zealand.....................          2.5                                    2.5
South Africa....................         17.3                                   17.3
U.S.............................         16.8         14.5           (1.9)      29.4
Zimbabwe........................          0.8                                    0.8
                                        ---          ---            ---    ---------
Total...........................         87.4         14.5           (1.9)     100.0
                                        ---          ---            ---    ---------
                                        ---          ---            ---    ---------

----------------
(a)  Percentages indicated are based on net assets of $26,949,739.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 103

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $22,874,604) (Note 1).......................................  $23,553,195
  Repurchase agreements (cost $3,919,512) (Note 1)......................................................    3,919,512
  U.S. currency..............................................................................
                                                                                               $     805
  Foreign currency (cost $843,363)...........................................................
                                                                                                 833,715      834,520
                                                                                               ---------
  Receivable for securities sold........................................................................    3,000,631
  Dividends receivable..................................................................................      167,967
  Unamortized deferred organizational expenses (Note 1).................................................       22,890
  Cash held as collateral for securities loaned (Note 1)................................................      316,200
                                                                                                          -----------
  Total assets..........................................................................................   31,814,915
                                                                                                          -----------
Liabilities:
  Payable for securities purchased......................................................................    4,480,749
  Payable for deferred organizational expenses..........................................................       25,000
  Payable for investment management and administration fees (Note 2)....................................       18,057
  Payable for professional fees.........................................................................       12,028
  Payable for printing and postage expenses.............................................................        6,505
  Payable for Trustees' fees (Note 2)...................................................................        2,141
  Payable for custodian fees............................................................................        1,824
  Accrued expenses......................................................................................        2,672
  Collateral for securities loaned (Note 1).............................................................      316,200
                                                                                                          -----------
  Total liabilities.....................................................................................    4,865,176
                                                                                                          -----------
Net assets..............................................................................................  $26,949,739
                                                                                                          -----------
                                                                                                          -----------
Net assets consist of:
  Paid in capital.......................................................................................  $26,268,835
  Undistributed net investment income...................................................................      137,311
  Accumulated net realized loss on investments and foreign currency conversions.........................     (130,259)
  Net unrealized appreciation of investments, dividends receivable, securities purchased and sold and
   foreign currency converions..........................................................................      673,852
                                                                                                          -----------
  Total -- representing net assets applicable to shares of beneficial interest outstanding..............  $26,949,739
                                                                                                          -----------
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 104

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                            STATEMENT OF OPERATIONS

         May 31, 1994 (commencement of operations) to October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividends (net of foreign withholding tax of $1,604)....................................................  $ 181,185
  Interest................................................................................................     41,311
                                                                                                            ---------
  Total investment income.................................................................................    222,496
                                                                                                            ---------
Expenses:
  Investment management and administration fees (Note 2)..................................................     28,500
  Custodian fees..........................................................................................     14,717
  Professional fees.......................................................................................     27,770
  Trustees' fees (Note 2).................................................................................      2,908
  Printing and postage expenses...........................................................................      7,650
  Amortization of organizational expenses (Note 1)........................................................      2,110
  Other...................................................................................................      1,530
                                                                                                            ---------
  Total expenses..........................................................................................     85,185
                                                                                                            ---------
Net investment income.....................................................................................    137,311
                                                                                                            ---------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized loss on investments.............................................................  $(180,800)
  Net realized gain on foreign currency conversions............................................     50,541
                                                                                                 ---------
  Net realized loss.......................................................................................   (130,259)
  Increase in unrealized depreciation of dividends receivable, securities purchased and sold,
   and foreign currency conversions............................................................     (4,739)
  Increase in unrealized appreciation of investments...........................................    678,591
                                                                                                 ---------
  Net unrealized appreciation.............................................................................    673,852
                                                                                                            ---------
Net realized and unrealized gain on investments and foreign currency conversions..........................    543,593
                                                                                                            ---------
Net increase in net assets resulting from operations......................................................  $ 680,904
                                                                                                            ---------
                                                                                                            ---------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 105

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                               MAY 31, 1994
                                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                                            TO OCTOBER 31, 1994
                                                                                                       -----------------------------
Increase in net assets
Operations:
  Net investment income..............................................................................
                                                                                                               $     137,311
  Net realized loss on investments and foreign currency conversions..................................
                                                                                                                    (130,259)
  Increase in unrealized appreciation of investments, dividends receivable, securities purchased and sold and foreign currency conversions.............................................................
                                                                                                                     673,852
                                                                                                                ------------
  Net increase in net asssets resulting from operations..............................................
                                                                                                                     680,904
Beneficial interest transactions:
  Contributions......................................................................................
                                                                                                                  33,302,836
  Withdrawals........................................................................................
                                                                                                                  (7,134,101)
                                                                                                                ------------
  Net increase from beneficial interest transactions.................................................
                                                                                                                  26,168,735
                                                                                                                ------------
Total increase in net assets.........................................................................
                                                                                                                  26,849,639
Net assets:
  Beginning of period................................................................................
                                                                                                                     100,100
                                                                                                                ------------
  End of period......................................................................................
                                                                                                               $  26,949,739*
                                                                                                                ------------
                                                                                                                ------------

----------------

*   Includes undistributed net investment income of $137,311.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 106

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                               SUPPLEMENTARY DATA

--------------------------------------------------------------------------------

Contained below are ratios and supplemental data that have been derived from information provided in the financial statements.

                                                                                                    MAY 31, 1994
                                                                                            (COMMENCEMENT OF OPERATIONS)
                                                                                                TO OCTOBER 31, 1994
                                                                                            ----------------------------
Ratios and supplemental data:
Net assets, end of period (in 000's)......................................................            $26,950
Ratio of net investment income to average net assets......................................              3.47%(a)
Ratio of operating expenses to average net assets.........................................              2.15%(a)
Portfolio turnover rate...................................................................               137%

----------------

(a) Annualized.

                  Statement of Additional Information Page 107

                       GLOBAL NATURAL RESOURCES PORTFOLIO

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Global Natural Resources Portfolio ("Portfolio") is organized as a New York Trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Portfolio calculates the net asset value of and completes orders to purchase, exchange or repurchase Portfolio shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity Securities are valued at the last sale price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such services are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuations, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Portfolio's Board of Trustees.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Portfolio after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

In addition, the Fund may focus its investments in certain related natural resources industries, subjecting the Fund to greater risk than a fund that is more diversified.

                  Statement of Additional Information Page 108

                       GLOBAL NATURAL RESOURCES PORTFOLIO

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Portfolio under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the Forward is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Portfolio may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which for a call requires that the Portfolio holds the underlying security and for a put requires the Portfolio to set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. At October 31, 1994, the Portfolio had no written options.

The premium paid by the Portfolio for the purchase of a call or put option is included in the Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Portfolio had no outstanding purchased options.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F)  FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. At October 31, 1994, the Portfolio did not hold futures contracts.

                  Statement of Additional Information Page 109

                       GLOBAL NATURAL RESOURCES PORTFOLIO

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At October 31, 1994, stocks with an aggregate value of approximately $294,040 were on loan to brokers. The loans were secured by cash collateral of $316,200. For international securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the period ended October 31, 1994, the Portfolio received $40 of income from securities lending which was used to offset the Portfolio's custody expenses.

(I)  TAXES
It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code of 1986, as amended ("Code"). Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Portfolio in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $25,000. These expenses are being amortized on a straightline basis over a five-year period.

(K)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L)  INDEXED SECURITIES
The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Portfolio's investment manager and administrator. The Portfolio pays investment management and administration fees to G.T. Capital at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Portfolio; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter. These fees are computed daily and paid monthly.

The Portfolio pays each of its Trustees who is not an employee, officer or director of G.T. Capital, G.T. Global Financial Services, Inc. or G.T. Global Investor Services, Inc. $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1994, all of the shares of beneficial interest of the Portfolio were owned either by G.T. Global Natural Resources Fund or G.T. Capital.

3. PURCHASES AND SALES OF SECURITIES
For the period ended October 31, 1994, purchases and sales of investment securities by the Portfolio, other than U.S. government obligations and short-term investments, aggregated $37,150,485 and $14,165,894, respectively. There were no purchases or sales of U.S. government obligations by the Portfolio for the period ended October 31, 1994.

                  Statement of Additional Information Page 110

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors of
G.T. Investment Funds, Inc. and the
Shareholders of G.T. Investment Funds, Inc.:

G.T. Global Consumer Products and Services Fund

We have audited the accompanying statement of assets and liabilities of G.T. Investment Funds, Inc. (G.T. Global Consumer Products and Services Fund) as of December 20, 1994. The financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held by the custodian as of December 20, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of G.T. Investment Funds, Inc.: (G.T. Global Consumer Products and Services Fund) as of December 20, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 20, 1994

                  Statement of Additional Information Page 111

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 20, 1994

--------------------------------------------------------------------------------

                                                                                                                     G.T. GLOBAL
                                                                                                                  CONSUMER PRODUCTS
                                                                                                                  AND SERVICES FUND
                                                                                                                 -------------------
Assets:
  Investment in Portfolio......................................................................................      $   100,000
  Unamortized deferred organization expenses (Note 2)..........................................................           51,500
                                                                                                                      ----------
    Total assets...............................................................................................          151,500
                                                                                                                      ----------
Liabilities:
  Payable for deferred organization expenses (Note 2)..........................................................           51,500
                                                                                                                      ----------
    Total liabilities..........................................................................................           51,500
                                                                                                                      ----------
  Commitments (Note 2 and 3)
NET ASSETS, applicable to 4,374.453 shares of Class A common stock at
  $0.0001 par value, and 4,374.453 shares of Class B common stock at
  $0.0001 par value, issued and outstanding (Note 1)...........................................................      $   100,000
                                                                                                                      ----------
                                                                                                                      ----------
CLASS A:
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE.................................................................      $     11.43
                                                                                                                      ----------
                                                                                                                      ----------
MAXIMUM OFFERING PRICE PER SHARE (100/95.25 of $11.43)
  reduced on sales of $50,000 or more and in certain other circumstances --
  see "How to Invest" and "How to Make Exchanges"..............................................................      $     12.00
                                                                                                                      ----------
                                                                                                                      ----------
CLASS B:+
NET ASSET VALUE AND OFFERING PRICE PER SHARE...................................................................      $     11.43
                                                                                                                      ----------
                                                                                                                      ----------

----------------

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 112

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                             NOTES TO STATEMENT OF
                             ASSETS AND LIABILITIES

                               December 20, 1994

--------------------------------------------------------------------------------

NOTE 1
G.T. Global Consumer Products and Services Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund is classified as a diversified, open-end management investment company. The Company has 6 billion shares of common stock authorized at par value $0.0001. Of this amount, 200 million shares have been classified as shares of the Fund; 100 million shares of the Fund have been classified as Class A shares and 100 million shares of the Fund have been classified as Class B shares.

The Fund invests substantially all its investable assets in its corresponding Portfolio (Global Consumer Products and Services Portfolio), which is registered as an open-end management investment company under the 1940 Act and has an investment objective, policies and limitations substantially identical to those of the Fund.

NOTE 2
Costs incurred by the Fund in connection with its organization, estimated at $51,500, will be deferred and amortized on a straight-line basis for a five-year period beginning at the commencement of the Fund's operations. G.T. Capital has advanced certain of the Fund's organization costs incurred to date and the Fund will reimburse G.T. Capital for the amount of these advances. In the event that G.T. Capital redeems any of the initial 4,374.906 Class A or 4,374.906 Class B shares of the Fund within the five-year amortization period, the Fund's unamortized organization expenses allocable to the shares redeemed will be deducted from G.T. Capital's redemption proceeds.

NOTE 3
G.T. Capital serves as the administrator of the Fund. The Fund pays G.T. Capital administration fees, calculated daily and paid monthly, at an annualized rate of 0.25% of the Fund's average daily net assets. In addition, the Fund bears its pro rata portion of the investment management and administration fees paid by its corresponding Portfolio to G.T. Capital. The Portfolio pays such fees, based on the average daily net assets of the Portfolio, at the annualized rate of 0.725% on the first $500 million, 0.70% on the next $500 million, 0.675% on he next $500 million, and 0.65% on amounts in excess of $2.5 billion.
G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on Class A shares, and reallows a portion of such charges to dealers through which the sales are made. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of each class' respective shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                  Statement of Additional Information Page 113

                 GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

Under the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that plan continues in effect.

                  Statement of Additional Information Page 114

                           GT GLOBAL HEALTH CARE FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Health Care Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Health Care Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 115

                           GT GLOBAL HEALTH CARE FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

                                                   Market        % of Net
Equity Investments       Country     Shares        Value        Assets(a)
---------------------------------------------------------------------------
Health Care Services (37.9%)
---------------------------------------------
United Healthcare
 Corporation                   US     540,000     $28,485,000         6.0
Columbia/HCA
 Healthcare
 Corporation                   US     435,000      18,106,875         3.8
Pacificare Health
 Systems Inc. Class B
 (c)                           US     180,000      13,140,000         2.7
Humana, Inc.                   US     400,000       9,750,000         2.0
U.S. Healthcare, Inc.          US     200,000       9,450,000         2.0
Integrated Health
 Services, Inc.                US     200,000       8,150,000         1.7
Health Care &
 Retirement
 Corporation (c)               US     300,000       8,062,500         1.7
Health Management
 Associates, Inc.
 Class A (c)                   US     300,000       7,800,000         1.7
Value Health, Inc.
 (c)                           US     200,000       7,750,000         1.7
Pacificare Health
 Systems Inc. Class A
 (c)                           US      81,000       6,034,500         1.3
Amersham
 International PLC             UK     350,000       5,621,524         1.2
Physician Corporation
 of America (c)                US     225,000       5,428,125         1.1
Wellpoint Health
 Network, Inc. Class
 A (c)                         US     180,000       4,950,000         1.0
HBO & Company                  US     150,000       4,875,000         1.0
Pyxis Corporation (c)          US     235,000       4,523,575         0.9
Vencor, Inc. (c)               US     150,000       4,481,250         0.9
Sierra Health
 Services, Inc. (c)            US     130,000       4,225,000         0.9
Health Systems
 International, Inc.
 Class A (c)                   US     150,000       4,031,250         0.8
Coventry Corporation
 (c)                           US     151,100       3,777,500         0.8
National Medical
 Enterprises                   US     250,000       3,625,000         0.8
Grupo Casa Autrey
 S.A. de C.V.
 Sponsored ADR (b)            MEX     100,000       3,050,000         0.6

                                                   Market        % of Net
Equity Investments       Country     Shares        Value        Assets(a)
---------------------------------------------------------------------------
Living Centers of
 America, Inc. (c)             US     100,000      $3,012,500         0.6
SRL Inc.                      JPN     129,000       2,877,323         0.6
Hillhaven Corporation
 (c)                           US     100,000       2,227,319         0.5
Multicare Companies,
 Inc. (c)                      US     100,000       2,062,500         0.4
Healthsource, Inc.
 (c)                           US      50,000       1,937,500         0.4
Regency Health
 Services, Inc. (c)            US     137,900       1,568,613         0.3
Inphynet Medical
 Management, Inc. (c)          US     130,000       1,527,500         0.3
Quorum Health Group,
 Inc. (c)                      US      50,000       1,137,500         0.2
                                               --------------
                                                  181,667,854
                                               --------------
Pharmaceuticals (31.7%)
---------------------------------------------
Pfizer, Inc.                   US     225,000      16,678,125         3.5
Bayer AG                      GER      45,000      10,533,826         2.2
Astra AB-B Free              SWDN     390,000      10,421,132         2.2
Eli Lilly & Company            US     150,000       9,300,000         2.0
Astra AB-A Free              SWDN     284,330       7,696,466         1.6
Warner-Lambert Co.             US     100,000       7,625,000         1.6
Rhone-Poulenc "A"              FR     300,000       7,402,370         1.5
Elan Corporation, PLC
 ADR (b)(c)                   IRL     200,000       7,375,000         1.5
Santen Pharmaceutical         JPN     266,000       7,059,273         1.5
Schering AG                   GER      10,000       6,681,966         1.4
Sankyo Co. Ltd.               JPN     200,000       5,204,461         1.1
Ethical Holdings PLC
 Sponsored ADR (b)(c)          UK     730,000       5,201,250         1.1
Ares-Serono Group
 Class B                     SWTZ       9,220       4,999,680         1.0
Takeda Chemical
 Industries                   JPN     400,000       4,956,629         1.0
Mylan Laboratories             US     175,000       4,900,600         1.0
American Home
 Products                      US      75,000       4,769,000         1.0
Forest Laboratories
 Inc. Class A (c)              US     100,000       4,600,000         1.0
Roche Holdings AG
 Genusscheine                SWTZ       1,000       4,453,748         0.9

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 116

                           GT GLOBAL HEALTH CARE FUND

                                                   Market        % of Net
Equity Investments       Country     Shares        Value        Assets(a)
---------------------------------------------------------------------------
Teva Pharmaceuticals
 Ind. ADR (b)                ISRL     150,000      $4,087,500         0.9
Yamanouchi
 Pharmaceutical               JPN     200,000       3,944,651         0.8
Rhone-Poulenc S.A.
 ADR (b)                       FR     125,000       3,062,500         0.6
Allergan, Inc.                 US     100,000       2,637,500         0.6
Matrix
 Pharmaceutical, Inc.
 (c)                           US     163,000       2,344,245         0.5
Roberts
 Pharmaceutical
 Corporation (c)               US      85,000       2,295,000         0.5
Elan Corporation, PLC
 ADR Units (b)(c)             IRL      63,715       1,847,735         0.4
Roussel Uclaf                  FR       7,100         793,180         0.2
Therapeutic Discovery
 Corporation (Units)
 (c)                           US     100,000         562,500         0.1
                                               --------------
                                                  151,433,337
                                               --------------
Medical Technology & Supplies (10.8%)
-------------------------------------------------------------
Medtronic, Inc.                US     255,000      13,293,375         2.8
Sulzer AG
 (Registered)                SWTZ      12,000       8,478,469         1.8
Nellcor, Inc. (c)              US     200,000       6,200,000         1.3
Ventritex, Inc. (c)            US     200,000       5,200,000         1.1
Target Therapeutics,
 Inc. (c)                      US     100,000       3,175,253         0.7
Sofamor Danek Group,
 Inc. (c)                      US     175,000       2,931,079         0.6
Fresenius AG
 (Preferred)                  GER       6,975       2,923,069         0.6
Haemonetics
 Corporation (c)               US     100,000       2,000,000         0.4
Cellpro, Inc. (c)              US     100,000       1,675,000         0.4
Technol Medical
 Products, Inc. (c)            US     100,000       1,600,000         0.3
Molecular Dynamics,
 Inc. (c)                      US     190,000       1,448,750         0.3
Cardiovascular
 Imaging Systems (c)           US     100,000         925,000         0.2
Orthologic
 Corporation (c)               US     165,000         639,375         0.1
Anesta Corporation
 (c)                           US     100,000         637,500         0.1
Resound Corporation
 (c)                           US      50,000         500,000         0.1
                                               --------------
                                                   51,626,870
                                               --------------
                                                   Market        % of Net
Equity Investments       Country     Shares        Value        Assets(a)
---------------------------------------------------------------------------

Biotechnology (10.8%)
---------------------------------------------
Amgen, Inc. (c)                US     225,000     $12,543,750         2.6
Chiron Corporation
 (c)                           US     175,000      11,790,625         2.5
Genentech, Inc. (c)            US     125,000       6,343,750         1.3
Protein Design
 Laboratories, Inc.
 (c)                           US     300,000       5,175,000         1.1
Genetics Institute,
 Inc. (c)                      US      83,000       3,361,500         0.7
Genzyme Corporation
 (c)                           US     100,000       3,275,000         0.7
Cor Therapeutics,
 Inc. (c)                      US     200,000       2,600,000         0.5
Biogen, Inc. (c)               US      50,000       2,450,000         0.5
Somatix Therapy
 Corporation (c)               US     250,000       1,250,000         0.3
Alpha-Beta
 Technology, Inc. (c)          US     100,000         925,000         0.2
Gilead Sciences Inc.           US      93,000         790,500         0.2
SciClone
 Pharmaceuticals,
 Inc.                          US      90,000         551,250         0.1
Ribi Immunochem
 Research, Inc.                US     100,000         462,500         0.1
Enzon, Inc.
 (Preferred)                   US      16,000          90,000          --
                                               --------------
                                                   51,608,875
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Equity Investments (cost
 $340,425,293)...............................     436,336,936         91.2
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Warrants
---------------------------------------------
Pharmaceuticals (0.1%)
---------------------------------------------
Roche Holdings AG Wts
 expire 12/5/94 (cost
 $0)                    SWTZ            3,500         387,959          0.1
---------------------------------------------------------------------------
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 117

                           GT GLOBAL HEALTH CARE FUND

                                                   Market        % of Net
Short-Term Investment                              Value        Assets(a)
---------------------------------------------------------------------------
Repurchase Agreement (7.5%)
---------------------------------------------
Dated October 31, 1994 with State Street Bank
 & Trust Company, due November 1, 1994, for
 an effective yield of 4.7% collateralized by
 $35,115,000 U.S. Treasury Bond, 8.125% due
 8/15/19. (Market value $36,333,171 including
 accrued interest.)
 (cost $35,732,664)..........................
                                                  $35,732,664          7.5
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Investments
 (cost $376,157,957)*........................     472,457,559         98.8
Other Assets Less Liabilities................       5,582,734          1.2
---------------------------------------------------------------------------
Net Assets...................................    $478,040,293        100.0
---------------------------------------------------------------------------
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $478,040,293.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
Abbreviation:
ADR -- American Depository Receipt
* For Federal income tax purposes, cost is $376,883,864 and appreciation (depreciation) of securities is as follows:

           Unrealized appreciation:          $ 108,987,337
           Unrealized depreciation:            (13,413,642)
                                             -------------
           Net unrealized appreciation:      $  95,573,695
                                             -------------
                                             -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACT OUTSTANDING
                                OCTOBER 31, 1994

                                                                                               Contract   Delivery    Unrealized
Contract to Sell                                                                 Market Value    Price      Date     (Depreciation)
-------------------------------------------------------------------------------  ------------  ---------  ---------  -------------
Japanese Yen (Receivable amount $7,881,269)....................................   $8,008,104     97.7000   01/18/95   ($  126,835)
                                                                                 ------------                        -------------
                                                                                 ------------                        -------------

The value of Contract to Sell as a percentage of Net Assets is 1.7%.

----------------
See Note 1 of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1994, was concentrated in the following countries:

                                                 Percentage of Net Assets (a)
                              -------------------------------------------------------------------
Country                         Equity       Warrants       Short-Term        Other       Total
----------------------------  -----------  -------------  ---------------  -----------  ---------
France......................          2.3                                                     2.3
Germany.....................          4.2                                                     4.2
Ireland.....................          1.9                                                     1.9
Israel......................          0.9                                                     0.9
Japan.......................          5.0                                                     5.0
Mexico......................          0.6                                                     0.6
Sweden......................          3.8                                                     3.8
Switzerland.................          3.7          0.1                                        3.8
UK..........................          2.3                                                     2.3
U.S.........................         66.5                          7.5             1.2       75.2
                                                  --              --
                                    ---                                          ---    ---------
Total.......................         91.2          0.1             7.5             1.2      100.0
                                                  --              --
                                                  --              --
                                    ---                                          ---    ---------
                                    ---                                          ---    ---------

----------------
(a)  Percentages indicated are based on net assets of $478,040,293.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 118

                           GT GLOBAL HEALTH CARE FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $376,157,957) (Note 1)....................................  $ 472,457,559
  U.S. currency..........................................................................
                                                                                           $       598
  Foreign currency (cost $9,611).........................................................
                                                                                                10,087         10,685
                                                                                           -----------
  Receivable for securities sold......................................................................     12,940,698
  Receivable for Fund shares sold.....................................................................      8,446,437
  Dividends and dividend tax reclaims receivable......................................................        506,144
  Cash held as collateral for securities loaned (Note 1)..............................................     73,360,463
                                                                                                        -------------
  Total assets........................................................................................    567,721,986
                                                                                                        -------------
Liabilities:
  Payable for securities purchased....................................................................     12,601,383
  Payable for Fund shares repurchased.................................................................      2,543,018
  Payable for investment management and administration fees (Note 2)..................................        379,381
  Payable for service and distribution expenses (Note 2)..............................................        211,960
  Payable for transfer agent fees (Note 2)............................................................        185,060
  Payable for open forward foreign currency contracts, net (Note 1)...................................        126,835
  Payable for printing and postage expenses...........................................................        102,308
  Payable for registration fees.......................................................................         55,298
  Payable for custodian fees (Note 1).................................................................         43,820
  Payable for professional fees.......................................................................         40,869
  Payable for Directors' fees (Note 2)................................................................          5,992
  Accrued expenses....................................................................................         25,306
  Collateral for securities loaned (Note 1)...........................................................     73,360,463
                                                                                                        -------------
  Total liabilities...................................................................................     89,681,693
                                                                                                        -------------
Net assets............................................................................................  $ 478,040,293
                                                                                                        -------------
                                                                                                        -------------
Class A:
Net asset value and redemption price per share
 ($438,939,891  DIVIDED BY 22,399,890 shares outstanding).............................................  $       19.60
                                                                                                        -------------
                                                                                                        -------------
Maximum offering price per share
 (100/95.25 of $19.60)*...............................................................................  $       20.58
                                                                                                        -------------
                                                                                                        -------------
Class B:+
Net asset value and offering price per share
 ($39,100,402  DIVIDED BY 2,009,174 shares outstanding)...............................................  $       19.46
                                                                                                        -------------
                                                                                                        -------------
Net assets consist of:
  Paid in capital (Note 4)............................................................................  $ 373,443,591
  Accumulated net realized gain on investments, options, foreign currency conversions and forward
   foreign currency contracts.........................................................................      8,399,184
  Net unrealized appreciation of investments, dividends and dividend withholding tax reclaims receivable,
   securities purchased and sold, foreign currency conversions and forward foreign currency                96,197,518
   contracts..........................................................................................
                                                                                                        -------------
  Total -- representing net assets applicable to capital shares outstanding...........................  $ 478,040,293
                                                                                                        -------------
                                                                                                        -------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 119

                           GT GLOBAL HEALTH CARE FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income (net of foreign tax withheld of $198,736).............................................  $ 2,254,873
  Interest..............................................................................................    1,051,142
                                                                                                          -----------
  Total investment income...............................................................................    3,306,015
                                                                                                          -----------
Expenses:
  Investment management and administration fees (Note 2)................................................    4,353,688
  Service and distribution expenses: (Note 2)
    Class A................................................................................  $ 2,102,985
    Class B................................................................................      259,350    2,362,335
                                                                                             -----------
  Transfer agent fees (Note 2)..........................................................................    1,630,985
  Printing and postage expenses.........................................................................      227,783
  Custodian fees (Note 1)...............................................................................      193,956
  Registration fees.....................................................................................       82,195
  Professional fees.....................................................................................       76,415
  Amortization of organizational expenses (Note 1)......................................................       10,194
  Directors' fees (Note 2)..............................................................................        5,520
  Other.................................................................................................       11,135
                                                                                                          -----------
  Total net expenses....................................................................................    8,954,206
                                                                                                          -----------
Net investment loss.....................................................................................   (5,648,191)
                                                                                                          -----------
Net realized and unrealized gain on investments and foreign currencies (Note 1):
  Net realized gain on investments and options.............................................   59,524,645
  Net realized loss on foreign currency conversions and forward foreign currency
   contracts...............................................................................   (1,566,518)
                                                                                             -----------
  Net realized gain.....................................................................................   57,958,127
  Change in unrealized depreciation of dividends and dividend withholding tax reclaims receivable, securities purchased and sold, foreign currency conversions and forward
   foreign currency contracts..............................................................   (2,695,118)
  Change in unrealized depreciation of investments.........................................   (4,582,027)
                                                                                             -----------
  Net unrealized depreciation...........................................................................   (7,277,145)
                                                                                                          -----------
Net realized and unrealized gain on investments, options and foreign currencies.........................   50,680,982
                                                                                                          -----------
Net increase in net assets resulting from operations....................................................  $45,032,791
                                                                                                          -----------
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 120

                           GT GLOBAL HEALTH CARE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                    YEAR ENDED        YEAR ENDED
                                                                                                 OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                                 ----------------  ----------------
Increase in net assets
Operations:
  Net investment loss..........................................................................   $   (5,648,191)   $   (4,772,367)
  Net realized gain (loss) on investments, options, foreign currency conversions and forward
   foreign currency contracts..................................................................       57,958,127        (2,036,715)
  Change in unrealized appreciation (depreciation) of investments, dividends and dividend withholding tax reclaims receivable, securities purchased and sold, foreign currency
   conversions and forward foreign currency contracts..........................................       (7,277,145)       10,173,946
                                                                                                 ----------------  ----------------
  Net increase in net assets resulting from operations.........................................       45,032,791         3,364,864
Class A:+
Distributions to shareholders from: (Note 1)
  In excess of net realized gain on investments................................................       (1,492,549)                0
Class B:++
Distributions to shareholders from: (Note 1)
  In excess of net realized gain on investments................................................          (28,033)                0
Capital share transactions (Note 4):
  Increase from capital shares sold and reinvested.............................................      785,204,559       606,277,692
  Decrease from capital shares repurchased.....................................................     (820,493,437)     (795,692,625)
                                                                                                 ----------------  ----------------
  Net decrease from capital share transactions.................................................      (35,288,878)     (189,414,933)
                                                                                                 ----------------  ----------------
Total increase (decreased) in net assets.......................................................        8,223,331      (186,050,069)
Net assets:
  Beginning of year............................................................................      469,816,962       655,867,031
                                                                                                 ----------------  ----------------
  End of year..................................................................................   $  478,040,293*   $  469,816,962**
                                                                                                 ----------------  ----------------
                                                                                                 ----------------  ----------------

----------------

+ All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

*   Includes undistributed net investment income of $0.

**  Includes undistributed net investment loss of $(11,063,638).

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 121

                           GT GLOBAL HEALTH CARE FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                      CLASS A+
                                                ----------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------
                                                 1994*      1993*       1992       1991       1990
                                                --------   --------   --------   --------   --------
Per Share Operating Performance:
Net asset value, beginning of
 period.......................................  $  17.86   $  17.44   $  19.29   $  12.83   $  11.83
                                                --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss)................     (0.22)     (0.15)     (0.18)      0.03       0.06
  Net realized and unrealized gain (loss) on
   investments................................      2.02       0.57      (1.53)      6.78       0.97
                                                --------   --------   --------   --------   --------
  Net increase (decrease) from investment
   operations.................................      1.80       0.42      (1.71)      6.81       1.03
                                                --------   --------   --------   --------   --------
Distributions:
  Net investment income.......................     (0.00)     (0.00)     (0.00)     (0.07)     (0.03)
  Net realized gain on investments............     (0.00)     (0.00)     (0.14)     (0.28)     (0.00)
  In excess of net realized gain on
   investments................................     (0.06)     (0.00)     (0.00)     (0.00)     (0.00)
                                                --------   --------   --------   --------   --------
    Total distributions.......................     (0.06)     (0.00)     (0.14)     (0.35)     (0.03)
                                                --------   --------   --------   --------   --------
Net asset value, end of period................  $  19.60   $  17.86   $  17.44   $  19.29   $  12.83
                                                --------   --------   --------   --------   --------
                                                --------   --------   --------   --------   --------

Total investment return (c)...................     10.11%       2.4%      (8.9)%     54.2%       8.7%

Ratios and supplemental data:
Net assets, end of year (in 000's)............  $438,940   $461,113   $655,867   $552,897   $145,544
Ratio of net investment income (loss) to
 average net assets...........................     (1.23)%     (0.9)%     (1.0)%      0.2%       0.7%
Ratio of expenses to average net assets.......      1.98%       2.0%       2.1%       2.0%       2.4%
Portfolio turnover rate +++...................        64%        61%        30%        23%        34%

                                                             CLASS B++
                                                -----------------------------------
                                                                    APRIL 1, 1993+
                                                   YEAR ENDED       TO OCTOBER 30,
                                                OCTOBER 31, 1994*        1993*
                                                -----------------   ---------------
Per Share Operating Performance:
Net asset value, beginning of
 period.......................................       $ 17.80            $15.59
                                                    --------           -------
Income from investment operations:
  Net investment income (loss)................         (0.32)            (0.14)
  Net realized and unrealized gain (loss) on
   investments................................          2.02              2.35
                                                    --------           -------
  Net increase (decrease) from investment
   operations.................................          1.70              2.21
                                                    --------           -------
Distributions:
  Net investment income.......................         (0.00)            (0.00)
  Net realized gain on investments............         (0.00)            (0.00)
  In excess of net realized gain on
   investments................................         (0.04)            (0.00)
                                                    --------           -------
    Total distributions.......................         (0.04)            (0.00)
                                                    --------           -------
Net asset value, end of period................       $ 19.46            $17.80
                                                    --------           -------
                                                    --------           -------
Total investment return (c)...................          9.55%             14.2%(a)
Ratios and supplemental data:
Net assets, end of year (in 000's)............       $39,100            $8,604
Ratio of net investment income (loss) to
 average net assets...........................         (1.73)%            (1.4)%(b)
Ratio of expenses to average net assets.......          2.48%              2.5%(b)
Portfolio turnover rate +++...................            64%               61%

----------------
+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
* These selected per share data were calculated based upon weighted average shares outstanding during the period.
(a) Not annualized.
(b) Annualized.
(c) Total investment return does not include sales charges.

                  Statement of Additional Information Page 122

                           GT GLOBAL HEALTH CARE FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Health Care Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

In addition, the Fund may focus its investments in certain related health care industries, subjecting the Fund to greater risk than a fund that is more diversified.

                  Statement of Additional Information Page 123

                           GT GLOBAL HEALTH CARE FUND

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be paid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which for a call requires that the Fund hold the underlying security, and for a put requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. At October 31, 1994, the Fund held no written option contracts.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. At October 31, 1994, the Fund held no purchased option contracts.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(G)  PORTFOLIO SECURITIES LOANED
At October 31, 1994, stocks with an aggregate value of approximately $67,530,974 were on loan to brokers. The loans were secured by cash collateral of $73,360,463. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal

                  Statement of Additional Information Page 124

                           GT GLOBAL HEALTH CARE FUND
to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1994, the Fund received $106,119 of income from securities lending which was used to offset the Fund's custody expenses.

(H)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I)  DISTRIBUTION TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences due to differing treatments of income and on various investment securities held by the Fund and timing differences.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $85,951. These expenses were amortized on a straightline basis over a five-year period and were fully amortized at October 31, 1994.

(K)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified to paid-in capital. As of November 1, 1993, the cumulative effect of such differences totaling $(6,290,671) and $17,082,379 was reclassified from accumulated net investment loss and accumulated net realized loss on investments and options, respectively, to paid-in capital. Net investment loss, net realized gain on investments and net assets were not affected by this change. The Statement of Changes in Net Assets and the Financial Highlights, for the prior periods, have not been restated to reflect the changes in this presentation.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $131,040 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges

                  Statement of Additional Information Page 125

                           GT GLOBAL HEALTH CARE FUND
("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSCs in the amount of $49,801. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $266,952,940 and $320,104,904, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year.

                  Statement of Additional Information Page 126

                           GT GLOBAL HEALTH CARE FUND

4. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classifed as G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund, and 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 400,000,000 were classified as shares of G.T. Global Telecommunications Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; and 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; and 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS A
Shares sold...............................................................   34,050,013  $ 640,715,739   35,297,478  $ 593,025,057
Shares issued in connection with reinvestment of distributions............       59,903      1,108,216            0              0
                                                                            -----------  -------------  -----------  -------------
                                                                             34,109,916    641,823,955   35,297,478    593,025,057
Shares repurchased........................................................  (37,533,619)  (705,605,096) (47,076,381)  (790,465,124)
                                                                            -----------  -------------  -----------  -------------
Net decrease..............................................................   (3,423,703) $ (63,781,141) (11,778,903) $(197,440,067)
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------


                                                                                                              APRIL 1, 1993
                                                                                    YEAR ENDED                      TO
                                                                                 OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                            --------------------------  --------------------------
                                                                              SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
CLASS B
Shares sold...............................................................    7,582,598  $ 143,354,981      791,775  $  13,252,635
Shares issued in connection with reinvestment of distributions............        1,390         25,623            0              0
                                                                            -----------  -------------  -----------  -------------
                                                                              7,583,988    143,380,604      791,775     13,252,635
Shares repurchased........................................................   (6,058,397)  (114,888,341)    (308,192)    (5,227,501)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................    1,525,591  $  28,492,263      483,583  $   8,025,134
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

                  Statement of Additional Information Page 127

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of G.T. Global Telecommunications Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the schedule of portfolio investments, as of October 31, 1994 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 27, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Telecommunications Fund as of October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from January 27, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles.
                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 16, 1994

                  Statement of Additional Information Page 128

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------
Telephone Networks (21.6%)
-------------------------------------------
Telefonos de
 Mexico, S.A.
 de C.V.:        MEX                     --                --         3.1
  "L"            --              17,235,000       $48,109,348          --
  "L" ADR (b)    --                 435,000        23,979,375          --
  "A"            --               5,622,000        15,594,821          --
Telecomuni-
 cacoes
 Brasileiras
 S.A. -
 Telebras
 (Preferred)
 (c)             BRZL         1,781,537,000        85,909,277         3.0
Stet (Societa
 Finanziaria
 Telefonica):    ITLY                    --                --         2.2
  Ordinary       --              10,100,000        30,541,370          --
  Savings        --              12,180,000        30,138,119          --
British
 Telecommu-
 nications PLC   UK               8,702,000        56,077,655         2.0
Telefonica de
 Espana          SPN              3,850,000        52,185,125         1.8
Telecom Italia:  ITLY                    --                --         1.7
  Ordinary       --              10,930,000        24,202,015          --
  Savings        --               8,365,001        22,955,813          --
Compania de
 Telefonos de
 Chile ADR (b)   CHLE               453,100        42,648,038         1.5
Tele Danmark
 A.S.:           DEN                     --                --         1.5
  ADR (b)(c)     --                 937,100        26,941,625          --
  "B"            --                 238,133        13,726,762          --
Telecom
 Corporation of
 New Zealand
 Ltd.            NZ               9,936,000        34,641,953         1.2
Telecom
 Argentina S.A.
 "B"             ARG              3,941,034        23,983,068         0.8
Pakistan
 Telecommu-
 nications
 Company Ltd.
 Vouchers 144A
 (b)(d)(c)       PAK                141,546        23,425,863         0.8
Royal PTT
 Nederland N.V.  NETH               401,000        12,764,493         0.5

Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------
Orient Telecom
 & Technology
 Holdings Ltd.   HK              24,682,000       $11,179,885         0.4
Russian
 Telecommu-
 nications Dev.
 Corp.
 (b)(e)(c):      RUS                     --                --         0.3
  Non-Voting     --                 453,000         4,530,000          --
  Voting         --                 331,000         3,310,000          --
Atlantic Tele-
 Network, Inc.   US                 638,700         6,387,000         0.2
Telecomasia
 (Local) (c)     THAI             1,257,000         5,044,141         0.2
Companhia
 Portuguesa
 Radio Marconi,
 S.A.            PORT               135,000         4,547,313         0.2
Compania
 Peruana de
 Telefonos "B"
 (c)             PERU             2,752,765         3,831,549         0.1
Thai Tele-
 phone and
 Telecommu-
 nication
 Public Co.
 Ltd.:           THAI                    --                --         0.1
  Local (c)      --                 235,000         1,471,108          --
  144A GDR
   (b)(d)(c)     --                  75,000         1,406,250          --
                                             ----------------
                                                  609,531,966
                                             ----------------
Telecom Equipment (17.1%)
--------------------------------------------------------------------------
Nokia AB
 (Preferred)     FIN                800,540       120,688,785         4.3
Motorola, Inc.   US               1,659,500        97,703,063         3.5
Alcatel Alsthom  FR                 491,352        45,058,897         1.6
Kyushu-
 Matsushita
 Electric
 Industrial      JPN              1,531,000        38,575,381         1.4
Glenayre
 Technologies,
 Inc. (c)        US                 563,500        35,077,875         1.2
ECI Telecommu-
 nications Ltd.
 (b)             ISRL             1,338,800        25,939,250         0.9

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 129

                       GT GLOBAL TELECOMMUNICATIONS FUND

Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------
U.S. Robotics,
 Inc. (c)        US                 636,000       $25,599,000         0.9
Telefonaktie-
 bolaget LM
 Ericsson "B"
 Free            SWDN               388,000        23,624,293         0.8
Champion
 Technology
 Holdings        HK              62,809,163        20,321,277         0.7
Boston
 Technology,
 Inc. (c)        US                 914,200        15,084,300         0.5
International
 Engineering
 Public Com-
 pany Ltd.
 (Foreign)       THAI             1,146,300        11,499,799         0.4
Tadiran Ltd.
 (b)             ISRL               415,200         8,771,100         0.3
Mitel Corpo-
 ration (c)      US               2,500,000         8,750,000         0.3
Netas
 Telekomunik:    TRKY                    --                --         0.2
  New (c)        --               9,900,000         3,518,955          --
  Common         --               7,920,000         2,815,164          --
Prod-Art
 Technology
 Holdings Ltd.   HK              41,604,300         3,122,860         0.1
                                             ----------------
                                                  486,149,999
                                             ----------------
Wireless Communications (10.1%)
-------------------------------------------
DDI Corporation  JPN                  8,414        76,285,543         2.7
Advanced
 Information
 Service
 (Foreign)       THAI             2,986,050        52,723,192         1.9
Airtouch
 Communica-
 tions (c)       US               1,000,000        29,875,000         1.1
United
 Communication
 Industry:       THAI                    --                --         1.1
  Foreign        --                 917,900        26,962,391          --
  Local          --                  66,000         1,949,278          --
Millicom
 International
 Cellular S.A.
 (c)             US                 955,500        26,873,431         1.0
Vodafone Group
 PLC             UK               5,795,000        20,070,183         0.7
Telephone and
 Data Systems,
 Inc.            US                 315,600        15,622,200         0.6
Tele 2000 (c)    PERU             5,472,293        15,159,729         0.5
Rogers Cantel
 Mobile
 Communica-
 tions Class B
 (c)             CAN                382,000        11,674,875         0.4
Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------
ABC Com-
 munications
 Holdings Ltd.   HK               6,498,000        $2,817,169         0.1
                                             ----------------
                                                  280,012,991
                                             ----------------
Telephone -- Regional/Local (7.8%)
-------------------------------------------
Pacific Telesis
 Group           US               2,000,000        63,250,000         2.2
MFS Com-
 munications
 Company, Inc.
 (c)             US               1,422,900        52,647,300         1.9
Bell Atlantic
 Corporation     US                 750,000        39,281,250         1.4
U.S. West, Inc.  US               1,000,000        37,625,000         1.3
Alltel
 Corporation     US                 670,000        17,336,250         0.6
Intermedia
 Communica-
 tions of
 Florida, Inc.
 (c)             US                 873,900         9,503,663         0.3
IntelCom Group,
 Inc.            US                 215,000         3,278,750         0.1
                                             ----------------
                                                  222,922,213
                                             ----------------
Technology (7.1%)
-------------------------------------------
Cisco Systems,
 Inc.            US               2,016,600        60,750,075         2.1
  NETWORKING
Kyocera
 Corporation     JPN                584,000        44,505,576         1.6
  SEMICONDUCTORS
Qualcomm, Inc.
 (c)             US                 893,500        26,358,250         0.9
  TELECOM TECHNOLOGY
NEC Corporation  JPN              2,000,000        25,609,252         0.9
  SEMICONDUCTORS
Fujitsu Ltd.     JPN              2,000,000        22,924,410         0.8
  COMPUTERS & PERIPHERALS
Shinawatra
 Computer
 Company, Ltd.:  THAI                    --                --         0.6
  COMPUTERS & PERIPHERALS
  Foreign        --                 493,800        14,267,094          --
  Local          --                  81,900         2,550,337          --
AT&T Global
 Info Solution
 JP              JPN                469,000         6,247,521         0.2
  COMPUTERS & PERIPHERALS
I.I.S.
 Intelligent
 Information
 Systems Ltd.    ISRL               264,500           859,625          --
  NETWORKING
                                             ----------------
                                                  204,072,140
                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 130

                       GT GLOBAL TELECOMMUNICATIONS FUND

Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------
Broadcasting & Publishing (7.0%)
-------------------------------------------
Time Warner,
 Inc.            US               1,250,000       $44,375,000         1.6
Reuters
 Holdings PLC    UK               5,100,000        40,039,253         1.4
News Corpo-
 ration Ltd.:    AUSL                    --                --         1.0
  Common         --               3,814,562        23,523,935          --
  ADR (b)        --                 120,800         5,904,100          --
Elsevier N.V.    NETH             1,525,000        15,548,310         0.5
Evergreen Media
 Corporation
 Class A (c)     US                 771,100        13,687,025         0.5
Canal Plus       FR                  82,676        13,637,444         0.5
Granada Group
 PLC             UK               1,500,000        12,733,071         0.5
International
 Broadcasting
 Corp. Ltd.:     THAI                    --                --         0.5
  Foreign        --               1,373,700        10,308,261          --
  Local          --                 217,600         1,632,873          --
Sistem
 Televisyen
 Malaysia Bhd.   MAL              3,718,000         8,732,824         0.3
Television
 Broadcasts
 Ltd.            HK               1,067,000         4,929,714         0.2
Medya Holdings
 AS              TRKY            18,966,080           951,737          --
                                             ----------------
                                                  196,003,547
                                             ----------------
Telephone -- Long Distance (6.7%)
-------------------------------------------
LDDS Communica-
 tions, Inc.
 (c)             US               2,057,620        48,354,070         1.7
AT&T
 Corporation     US                 635,500        34,952,500         1.2
IDB Communica-
 tions Group,
 Inc. (c)        US               3,615,000        33,438,750         1.2
Philippine Long
 Distance
 Telephone
 Company:        PHIL                    --                --         1.2
  ADR (b)        --                 478,495        27,274,215          --
  Common         --                  94,844         5,507,071          --
GN Store Nord
 AS              DEN                134,166        13,003,676         0.5
Call-Net
 Enterprises,
 Inc. (c):       CAN                     --                --         0.3
  "B"            --               1,207,800         6,923,409          --
  "A"            --                 469,400         2,951,109          --
KDD              JPN                 84,100         8,641,006         0.3
Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------

WCT Communica-
 tions, Inc.
 (c)             US                 573,000        $3,366,375         0.1
Petersburg Long
 Distance, Inc.
 (b)(c)(e)       CAN                310,000         2,596,250         0.1
Cam-Net
 Communica-
 tions Network,
 Inc. (c)        CAN                547,975         2,203,856         0.1
                                             ----------------
                                                  189,212,287
                                             ----------------
Capital Goods (6.5%)
-------------------------------------------
Mannesmann AG    GER                151,500        40,512,872         1.4
  MACHINERY & ENGINEERING
Orbital
 Sciences
 Corporation
 (c)             US               1,417,500        30,830,625         1.1
  AEROSPACE/DEFENSE
Canon Inc.       JPN              1,600,000        29,739,776         1.0
  OFFICE EQUIPMENT
Murata
 Manufacturing
 Co., Ltd.       JPN                542,300        22,175,836         0.8
  ELECTRICAL PLANT/EQUIPMENT
Alcatel Cable    FR                 133,813        15,598,951         0.6
  INDUSTRIAL COMPONENTS
Olivetti Group   ITLY            12,500,000        14,956,913         0.5
  OFFICE EQUIPMENT
Leader
 Universal
 Holdings Bhd.   MAL              1,649,000         9,166,489         0.3
  INDUSTRIAL COMPONENTS
BICC PLC         UK               1,500,000         8,292,446         0.3
  ELECTRICAL PLANT/EQUIPMENT
PT Kabelmetal
 Indonesia
 (Local)         INDO             5,100,000         7,337,707         0.3
  INDUSTRIAL COMPONENTS
PT Kabelindo
 Murni (Local)   INDO             1,079,000         2,980,662         0.1
  INDUSTRIAL COMPONENTS
PT Voksel
 Electronics
 (Foreign)       INDO             1,106,700         1,936,215         0.1
  INDUSTRIAL COMPONENTS
                                             ----------------
                                                  183,528,492
                                             ----------------
Cable Television (3.7%)
-------------------------------------------
Comcast
 Corporation
 Class A         US               2,840,000        46,505,000         1.6

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 131

                       GT GLOBAL TELECOMMUNICATIONS FUND

Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------
Tele-Communica-
 tions, Inc.
 Class A (c)     US               1,692,500       $38,292,813         1.4
Rogers
 Communica-
 tions, Inc.
 Class B (c)     CAN              1,001,400        14,721,024         0.5
International
 CableTel, Inc.
 (c)             US                 145,400         4,507,400         0.2
                                             ----------------
                                                  104,026,237
                                             ----------------
Consumer Durables (2.8%)
-------------------------------------------
Sony Corp.       JPN                750,000        45,771,375         1.5
  CONSUMER ELECTRONICS
Amcol Hold-
 ings Ltd.       SING            10,644,000        24,652,313         0.9
  CONSUMER ELECTRONICS
Edaran Otomobil
 Nasional Bhd.   MAL              1,426,000        10,159,795         0.4
  AUTOMOBILES
                                             ----------------
                                                   80,583,483
                                             ----------------
Multi-Industry (2.4%)
-------------------------------------------
Grupo Carso,
 S.A. de C.V.
 "A1" (c)        MEX              4,341,000        46,230,634         1.6
Pearson PLC      UK               2,300,000        23,850,179         0.8
                                             ----------------
                                                   70,080,813
                                             ----------------
Services (1.1%)
-------------------------------------------
Compagnie
 Generale des
 Eaux            FR                 140,118        12,835,756         0.5
  CONSUMER SERVICES
Sapura
 Telecommu-
 nications Bhd.  MAL              2,365,000        10,832,059         0.4
  VALUE ADDED TELEPHONE SERVICE
Radiotronica
 S.A.            SPN                257,500         3,500,600         0.1
  TELECOM - OTHER
Grupo Mexicano
 de Video ADR
 (b)(e)          MEX                122,000         2,165,500         0.1
  LEISURE & TOURISM
Gran Cadena de
 Almacenes
 Colombianos     COL                 64,000           122,312          --
  RETAILERS-OTHER
                                             ----------------
                                                   29,456,227
                                             ----------------
Equity                                            Market        % of Net
Investments       Country       Shares            Value         Assets(a)
--------------------------------------------------------------------------

Investment Management (0.1)
-------------------------------------------
Phatra Thanakit
 Co. Ltd.
 (Foreign)       THAI               223,900        $2,300,096         0.1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Equity Investments
 (cost $2,345,081,166).....................     2,657,880,491        94.0
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Warrants (0.0%)
-------------------------------------------
Stet Wts expire
 9/30/96         ITLY                69,000         1,186,831          --
  TELEPHONE NETWORKS
American
 Satellite
 Network Wts
 expire 1/1/99
 (c)(e)          US                  65,825                 0          --
  WIRELESS COMMUNICATIONS
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Warrants (cost $439,365).............         1,186,831          --
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Rights (0.3%)
-------------------------------------------
Phatra Thanakit
 Co. Ltd.
 (Foreign)
 Rights expire
 11/3/94 (c)
 (cost
 $3,766,184)     THAI               895,600         8,840,995         0.3
  INVESTMENT MANAGEMENT
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Option on
Currency (0.2%)  Currency
--------------------------
USD Call/ JPY
 Put Option,
 Strike 100,
 expires
 10/9/95 (cost
 $8,430,000)     USD            300,000,000         4,980,000         0.2
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Structured Note (0.4%)
-------------------------------------------
Credit Suisse
 Synthetic
 Equity MTN,
 3.25% due
 4/29/97 (cost
 $7,000,000)
 (This is an
 equity linked
 note. The
 value of this
 note is linked
 to the
 underlying
 value of
 Rostelecom.)    USD              7,000,000        11,550,000         0.4
--------------------------------------------------------------------------
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 132

                       GT GLOBAL TELECOMMUNICATIONS FUND

Short-Term                     Principal          Market        % of Net
Investments      Currency       Amount            Value         Assets(a)
--------------------------------------------------------------------------
Treasury Bills (1.8%)
-------------------------------------------
Mexican Cetes
 due:
  11/3/94
   (effective
   yield 11.4%)  MXN             79,051,410       $23,012,145         0.8
  11/24/94
   (effective
   yield 15.8%)  MXN             67,820,650        19,556,432         0.7
  11/17/94
   (effective
   yield 16.0%)  MXN             25,413,200         7,349,601         0.3
--------------------------------------------------------------------------
Total Treasury Bills (cost $50,416,852)....
                                                   49,918,178         1.8
--------------------------------------------------------------------------

                                                  Market        % of Net
Repurchase Agreement (1.1%)                       Value         Assets(a)
--------------------------------------------------------------------------
Dated October 31, 1994 with State Street
 Bank & Trust Company, due November 1,
 1994, for an effective yield of 4.7%
 collateralized by $31,095,000 Federal Home
 Loan Mortgage Corporation Discount Note,
 0% due 1/27/95. (Market value $30,690,822
 including accrued interest) (cost
 $30,690,006)..............................
                                                  $30,690,006         1.1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Short-Term Investments
 (cost $81,106,858)........................        80,608,184         2.9
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Investments
 (cost $2,445,823,573)*....................     2,765,046,501        97.8
Other Assets Less Liabilities..............        63,436,420         2.2
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Net Assets.................................    $2,828,482,921       100.0
--------------------------------------------------------------------------
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a)  Percentages indicated are based on net assets of $2,828,482,921.
(b)  U.S. currency denominated.
(c)  Non-income producing security.
(d)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)  Restricted securities -- At October 31, 1994, the Fund owned the following restricted securities constituting 0.5% of net assets which may not be publicly sold without registration under the Securities Act of 1933. (Note
     1)
     Additional information on restricted securities is as follows:
                                                               Acquisition              Acquisition
Description                                                       Dates        Shares      Cost      Market Value
                                                            -----------------  -------  -----------  ------------
Russian Telecommunications Development Corporation:
  Non Voting..............................................      12/22/93       453,000  $ 4,530,000  $  4,530,000
  Voting..................................................      12/22/93       331,000    3,310,000     3,310,000
Grupo Mexicano de Video ADR...............................      07/01/92       122,000    2,013,000     2,165,000
Petersburg Long Distance, Inc.............................  02/11/93-10/5/93   310,000    2,236,250     2,596,250
American Satellite Network Wts expire 1/1/99..............      12/31/93        65,825           --            --
                                                                                        -----------  ------------
    Total.................................................                              $12,089,250  $ 12,601,250
                                                                                        -----------  ------------
                                                                                        -----------  ------------

Abbreviations:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
MTN -- Medium Term Note
* For Federal income tax purposes, cost is $2,446,743,346 and appreciation (depreciation) of securities is as follows:

           Unrealized appreciation:     $ 475,856,937
           Unrealized depreciation:      (157,553,782)
                                        -------------
           Net unrealized
           appreciation:                $ 318,303,155
                                        -------------
                                        -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 133

                       GT GLOBAL TELECOMMUNICATIONS FUND

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1994

                                                                                                 Contract   Delivery    Unrealized
Total Contracts to Sell:                                                          Market Value     Price      Date     Appreciation
                                                                                 --------------  ---------  ---------  ------------
Deutschemark...................................................................  $   99,175,934     1.4893   01/25/95   $  824,066
Deutschemark...................................................................      69,353,233     1.4878   01/25/95      646,767
Deutschemark...................................................................      69,377,705     1.4884   01/25/95      622,295
Deutschemark...................................................................      99,112,339     1.4884   01/25/95      887,661
Deutschemark...................................................................      49,670,352     1.4917   01/31/95      329,648
Deutschemark...................................................................      39,715,637     1.4909   01/31/95      284,363
Deutschemark...................................................................      49,633,058     1.4906   01/31/95      366,942
Deutschemark...................................................................      99,270,112     1.4906   01/31/95      729,888
Deutschemark...................................................................      99,272,775     1.4907   01/31/95      727,225
                                                                                 --------------                        ------------
    Total Contracts to Sell (Receivable amount $680,000,000)...................  $  674,581,145                         $5,418,855
                                                                                 --------------                        ------------
                                                                                 --------------                        ------------

----------------
See Note 1 of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      WRITTEN OPTION CONTRACT OUTSTANDING
                                OCTOBER 31, 1994

                                                                                   Expiration
                                                                         Strike       Date         Shares       Currency
                                                                        ---------  -----------  -------------  -----------
JPY Call/USD Put (cost $8,430,000)....................................      92.92    10/09/95     300,000,000         USD


                                                                        Market Value
                                                                        -------------
JPY Call/USD Put (cost $8,430,000)....................................  $  10,680,000
                                                                        -------------
                                                                        -------------

----------------
See Notes 1 and 5 of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at October 31, 1994, was concentrated in the following countries:

                                                      Percentage of Net Assets (a)
                          ------------------------------------------------------------------------------------
                                         Rights &
                            Equity       Warrants     Structured Note    Short-Term        Other       Total
                          -----------  -------------  ---------------  ---------------  -----------  ---------
Argentina...............          0.8                                                                      0.8
Australia...............          1.0                                                                      1.0
Brazil..................          3.0                                                                      3.0
Canada..................          1.4                                                                      1.4
Chile...................          1.5                                                                      1.5
Denmark.................          2.0                                                                      2.0
Finland.................          4.3                                                                      4.3
France..................          3.2                                                                      3.2
Germany.................          1.4                                                                      1.4
Hong Kong...............          1.5                                                                      1.5
Indonesia...............          0.5                                                                      0.5
Israel..................          1.2                                                                      1.2
Italy...................          4.4                                                                      4.4
Japan...................         11.2                                                                     11.2
Malaysia................          1.4                                                                      1.4
Mexico..................          4.8                                                                      4.8
Netherlands.............          1.0                                                                      1.0
New Zealand.............          1.2                                                                      1.2
Pakistan................          0.8                                                                      0.8
Peru....................          0.6                                                                      0.6
Philippines.............          1.2                                                                      1.2
Portgual................          0.2                                                                      0.2
Russia..................          0.3                                                                      0.3
Singapore...............          0.9                                                                      0.9
Spain...................          1.9                                                                      1.9
Sweden..................          0.8                                                                      0.8
Thailand................          4.9          0.3                                                         5.2
Turkey..................          0.2                                                                      0.2
UK......................          5.7                                                                      5.7
U.S.....................         30.7                           0.4             2.9             2.4       36.4
                                              --               --              --              --
                                ---                                                                  ---------
Total...................         94.0          0.3              0.4             2.9             2.4      100.0
                                              --               --              --              --
                                              --               --              --              --
                                ---                                                                  ---------
                                ---                                                                  ---------

----------------
(a)  Percentages indicated are based on net assets of $2,828,482,921.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 134

                       GT GLOBAL TELECOMMUNICATIONS FUND

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                                October 31, 1994

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $2,445,823,573) (Note 1).................................  $2,765,046,501
  U.S. currency.........................................................................
                                                                                          $        51
  Foreign currency (cost $20,379,987)...................................................
                                                                                           20,663,779      20,663,830
                                                                                          -----------
  Receivable for securities sold.....................................................................      48,191,408
  Receivable for Fund shares sold....................................................................      16,089,479
  Receivable for forward foreign currency contracts -- open (Note 1).................................       5,418,855
  Dividends and dividend withholding tax reclaims receivable.........................................       4,657,844
  Interest receivable................................................................................       1,224,874
  Unamortized deferred organizational expenses (Note 1)..............................................          29,824
  Cash held as collateral for securities loaned (Note 1).............................................     254,665,344
                                                                                                       --------------
  Total assets.......................................................................................   3,115,987,959
                                                                                                       --------------
Liabilities:
  Payable for Fund shares repurchased................................................................      12,184,690
  Premium on options (cost $8,430,000)...............................................................      10,680,000
  Payable for securities purchased...................................................................       5,055,414
  Payable for investment management and administration fees (Note 2).................................       2,129,685
  Payable for service and distribution expenses (Note 2).............................................       1,648,382
  Payable for transfer agent fees (Note 2)...........................................................         495,238
  Payable for registration fees......................................................................         349,413
  Payable for custodian fees (Note 1)................................................................         203,991
  Payable for professional fees......................................................................          88,191
  Payable for Directors' fees (Note 2)...............................................................           2,850
  Accrued expenses...................................................................................           1,840
  Collateral for securities loaned (Note 1)..........................................................     254,665,344
                                                                                                       --------------
  Total liabilities..................................................................................     287,505,038
                                                                                                       --------------
Net assets...........................................................................................  $2,828,482,921
                                                                                                       --------------
                                                                                                       --------------
Class A:
Net asset value and redemption price per share
 ($1,644,401,968  DIVIDED BY 92,389,577 shares outstanding)..........................................  $        17.80
                                                                                                       --------------
                                                                                                       --------------
Maximum offering price per share
 (100/95.25 of $17.80)*..............................................................................  $        18.69
                                                                                                       --------------
                                                                                                       --------------
Class B:+
Net asset value and offering price per share
 ($1,184,080,953  DIVIDED BY 67,062,045 shares outstanding)..........................................  $        17.66
                                                                                                       --------------
                                                                                                       --------------
Net assets consist of:
  Paid in capital (Note 4)...........................................................................  $2,369,842,398
  Accumulated net realized gain on investments, foreign currency conversions, forward foreign
   currency contracts and options....................................................................     135,486,335
  Net unrealized appreciation of investments, written options, dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, foreign currency
   conversions and forward foreign currency contracts................................................     323,154,188
                                                                                                       --------------
  Total -- representing net assets applicable to capital shares outstanding..........................  $2,828,482,921
                                                                                                       --------------
                                                                                                       --------------

----------------

*   On sales of $50,000 or more, the offering price is reduced.

+ Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 135

                       GT GLOBAL TELECOMMUNICATIONS FUND

                            STATEMENT OF OPERATIONS

                      For the year ended October 31, 1994

--------------------------------------------------------------------------------

Investment income (Note 1):
  Dividend income (net of foreign withholding tax of $3,156,142).......................................  $  27,209,488
  Interest income (net of foreign withholding tax of $29)..............................................     14,716,746
                                                                                                         -------------
  Total investment income..............................................................................     41,926,234
                                                                                                         -------------
Expenses:
  Investment management and administration fees (Note 2)...............................................     21,926,187
  Service and distribution expenses: (Note 2)
    Class A.............................................................................  $   7,330,230
    Class B.............................................................................      8,894,192     16,224,422
                                                                                          -------------
  Transfer agent fees (Note 2).........................................................................      5,870,772
  Custodian fees (Note 1)..............................................................................      1,598,727
  Registration fees....................................................................................        830,617
  Professional fees....................................................................................        219,319
  Printing and postage expenses........................................................................        188,403
  Amortization of organizational expenses (Note 1).....................................................         17,701
  Directors' fees (Note 2).............................................................................          7,494
  Other................................................................................................         50,872
                                                                                                         -------------
  Total expenses.......................................................................................     46,934,514
                                                                                                         -------------
Net investment loss....................................................................................     (5,008,280)
                                                                                                         -------------
Net realized and unrealized gain (loss) on investments and foreign currencies (Note 1):
  Net realized gain on investments and written options..................................    171,447,523
  Net realized loss on foreign currency conversions and forward foreign currency
   contracts............................................................................    (33,457,459)
                                                                                          -------------
  Net realized gain....................................................................................    137,990,064
                                                                                                         -------------
  Change in unrealized appreciation of dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, foreign currency
   conversions and forward foreign currency contracts...................................      3,578,825
  Change in unrealized appreciation of investments......................................     27,259,645
                                                                                          -------------
  Net unrealized appreciation..........................................................................     30,838,470
                                                                                                         -------------
Net realized and unrealized gain on investments, options and foreign currencies........................    168,828,534
                                                                                                         -------------
Net increase in net assets resulting from operations...................................................  $ 163,820,254
                                                                                                         -------------
                                                                                                         -------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 136

                       GT GLOBAL TELECOMMUNICATIONS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                  YEAR ENDED        YEAR ENDED
                                                                                               OCTOBER 31, 1994  OCTOBER 31, 1993
                                                                                               ----------------  ----------------
Increase in net assets
Operations:
  Net investment income (loss)...............................................................
                                                                                                $   (5,008,280)   $    4,947,873
  Net realized gain on investments, written options, foreign currency conversions and forward foreign currency contracts................................................................
                                                                                                   137,990,064        35,389,185
  Change in unrealized appreciation of investments, written options, dividends and dividend withholding tax reclaims receivable, interest receivable, securities purchased and sold, foreign currency conversions and forward foreign currency contracts.......................
                                                                                                    30,838,470       300,873,503
                                                                                               ----------------  ----------------
  Net increase in net asssets resulting from operations......................................
                                                                                                   163,820,254       341,210,561
Class A:+
Distributions to shareholders from: (Note 1)
  Net investment income......................................................................
                                                                                                    (1,139,864)       (6,107,928)
  Net realized gain from investments.........................................................
                                                                                                   (20,482,527)                0
Class B:++
Distributions to shareholders from: (Note 1)
  Net investment income......................................................................
                                                                                                      (511,428)                0
  Net realized gain from investments.........................................................
                                                                                                    (9,209,255)                0
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested...........................................
                                                                                                 1,678,630,071     1,077,285,253
  Decrease from capital shares repurchased...................................................
                                                                                                  (661,298,601)     (176,576,036)
                                                                                               ----------------  ----------------
  Net increase from capital share transactions...............................................
                                                                                                 1,017,331,470       900,709,217
                                                                                               ----------------  ----------------
Total increase in net assets.................................................................
                                                                                                 1,149,808,650     1,235,811,850
Net assets:
  Beginning of year..........................................................................
                                                                                                 1,678,674,271       442,862,421
                                                                                               ----------------  ----------------
  End of year................................................................................
                                                                                                $2,828,482,921*   $1,678,674,271**
                                                                                               ----------------
                                                                                               ----------------  ----------------
                                                                                                                 ----------------

----------------

*   Including undistributed net investment income of $0.

**  Including undistributed net investment income of $4,224,140.

+ All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.

++  Commencing April 1, 1993, the Fund began offering Class B shares.

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 137

                       GT GLOBAL TELECOMMUNICATIONS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                CLASS A+
                                                              --------------------------------------------
                                                                                          JANUARY 27, 1992
                                                                                           (COMMENCEMENT
                                                               YEAR ENDED OCTOBER 31,      OF OPERATIONS)
                                                              -------------------------          TO
                                                                1994(C)        1993       OCTOBER 31, 1992
                                                              -----------   -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of year..........................  $     16.92   $     11.16       $  11.43
                                                              -----------   -----------   ----------------
Income from investment operations:
  Net investment income.....................................        (0.01)         0.08           0.14*
  Net realized and unrealized gain (loss) on
   investments..............................................         1.17          5.83          (0.41)
                                                              -----------   -----------   ----------------
  Net increase (decrease) from investment operations........         1.16          5.91          (0.27)
                                                              -----------   -----------   ----------------
Distributions:
  Net investment income.....................................        (0.01)        (0.15)         (0.00)
  Net realized gain on investments..........................        (0.27)        (0.00)         (0.00)
                                                              -----------   -----------   ----------------
  Total distributions.......................................        (0.28)        (0.15)         (0.00)
                                                              -----------   -----------   ----------------
Net asset value, end of year................................  $     17.80   $     16.92       $  11.16
                                                              -----------   -----------   ----------------
                                                              -----------   -----------   ----------------
Total investment return(d)..................................         7.02%         53.6%           2.4%(a)
Ratios and supplemental data:
Net assets, end of year (in 000's)..........................  $ 1,644,402   $ 1,223,340       $442,862
Ratio of net investment income to average net assets........        (0.02)%         0.8%           2.1%*(b)
Ratio of expenses to average net asset......................         1.80%          2.0%           2.3%*(b)
Portfolio turnover rate+++..................................           57%           41%             4%(b)


                                                                        CLASS B++
                                                              ------------------------------
                                                              YEAR ENDED
                                                              OCTOBER 31,   APRIL 1, 1993 TO
                                                                1994(C)     OCTOBER 31, 1993
                                                              -----------   ----------------
Per Share Operating Performance:
Net asset value, beginning of year..........................  $     16.87       $  12.68
                                                              -----------   ----------------
Income from investment operations:
  Net investment income.....................................        (0.10)          0.01
  Net realized and unrealized gain (loss) on
   investments..............................................         1.17           4.18
                                                              -----------   ----------------
  Net increase (decrease) from investment operations........         1.07           4.19
                                                              -----------   ----------------
Distributions:
  Net investment income.....................................        (0.01)         (0.00)
  Net realized gain on investments..........................        (0.27)         (0.00)
                                                              -----------   ----------------
  Total distributions.......................................        (0.28)         (0.00)
                                                              -----------   ----------------
Net asset value, end of year................................  $     17.66       $  16.87
                                                              -----------   ----------------
                                                              -----------   ----------------
Total investment return(d)..................................         6.50%          33.0%(a)
Ratios and supplemental data:
Net assets, end of year (in 000's)..........................  $ 1,184,081       $455,335
Ratio of net investment income to average net assets........        (0.52)%          0.3%(b)
Ratio of expenses to average net asset......................         2.30%           2.5%(b)
Portfolio turnover rate+++..................................           57%            41%

----------------

  + All capital shares issued and outstanding March 31, 1993 were reclassified as Class A shares.

 ++ Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

  * Includes reimbursement by G.T. Capital Management, Inc. of Fund operating expenses of less than $0.01. Without such reimbursement, the annualized expense ratio would have been 2.30% and the annualized ratio of net investment income average net assets would have been 2.04% (See Note 2).

 (a) Not annualized.

 (b) Annualized.

 (c) These selected per share data were calculated based upon weighted average shares outstanding during the period.

 (d) Total investment return does not include sales charges.

                  Statement of Additional Information Page 138

                       GT GLOBAL TELECOMMUNICATIONS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS

                                October 31, 1994

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Telecommunications Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eleven series of shares in operation, each series corresponding to a distinct portfolio of investments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

(A)  PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last quoted sales price on the exchange on which such securities are traded, or, in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by G.T. Capital Management, Inc. ("G.T. Capital") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when G.T. Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rate, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currency conversions, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

In addition, the Fund may focus its investments in certain related telecommunication industries, subjecting the Fund to greater risk than a fund that is more diversified.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value,

                  Statement of Additional Information Page 139

                       GT GLOBAL TELECOMMUNICATIONS FUND

including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases or sales of securities or to hedge the value of portfolio securities denominated in a foreign currency.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last settlement price, or in the case of an over-the-counter option is valued at the bid price obtained from a broker. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which for a call requires that the Fund hold the underlying security, and for a put requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on an identified cost basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(G)  PORTFOLIO SECURITIES LOANED
At October 31, 1994, stocks with an aggregate value of approximately $220,840,237, were on loan to brokers. The loans were secured by cash collateral of $254,665,344. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1994, the Fund received $910,464 of income from securities lending which was used to offset the Fund's custody expenses.

                  Statement of Additional Information Page 140

                       GT GLOBAL TELECOMMUNICATIONS FUND

(H)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.

(I)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $78,843. These expenses are being amortized on a straightline basis over a five-year period.

(K)  ADOPTION OF AICPA STATEMENT OF POSITION 93-2
As of November 1, 1993, the Fund adopted Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." Accordingly, permanent book and tax basis differences relating to shareholder distributions have been reclassified. As of November 1, 1993, the cumulative effect of such differences totaling $882,609 was reclassified from undistributed net investment income to accumulated net realized gains on investments and options. Net investment loss, net realized gain on investments, foreign currency conversions and forward foreign currency contracts and net assets were not affected by this change. The Statement of Changes in Net Assets and the Financial Highlights, for the prior periods, have not been restated to reflect the changes in this presentation.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent with investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

2. RELATED PARTIES
G.T. Capital is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to G.T. Capital at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

G.T. Global Financial Services, Inc. ("G.T. Global"), an affiliate of G.T. Capital, serves as the Fund's distributor. The Fund offers Class A shares and Class B shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. G.T. Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1994, G.T. Global retained $2,477,493 of such sales charges. G.T. Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares were first made available on April 1, 1993. Class B shares are not subject to initial sales charges. When Class B shares are sold, G.T. Global

                  Statement of Additional Information Page 141

                       GT GLOBAL TELECOMMUNICATIONS FUND
from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSCs"), in accordance with the Fund's current prospectus. For the year ended October 31, 1994, G.T. Global collected CDSCs in the amount of $1,731,244. In addition, G.T. Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses G.T. Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for G.T. Global's expenditures incurred in providing services as distributor. All expenses for which G.T. Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay G.T. Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for G.T. Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay G.T. Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for G.T. Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

G.T. Capital and G.T. Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.40% and 2.90% of the average daily net assets of the Fund's Class A and Class B shares, respectively. If necessary, this limitation will be effected by waivers by G.T. Capital of investment management and administration fees, waivers by G.T. Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by G.T. Capital or G.T. Global of portions of the Fund's other operating expenses.

G.T. Global Investor Services, Inc. ("G.T. Services"), an affiliate of G.T. Capital and G.T. Global, is the transfer agent of the Fund.

The Company pays each of its Directors who is not an employee, officer or director of G.T. Capital, G.T. Global or G.T. Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1994, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $2,543,023,904 and $1,513,013,543, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1994.

                  Statement of Additional Information Page 142

                       GT GLOBAL TELECOMMUNICATIONS FUND

4. CAPITAL SHARES
At October 31, 1994, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of G.T. Global Government Income Fund; 200,000,000 were classified as shares of G.T. Global Health Care Fund; 200,000,000 were classified as shares of G.T. Global Strategic Income Fund; 200,000,000 were classified as shares of G.T. Global Currency Fund (inactive); 200,000,000 were classified as shares of G.T. Global Growth & Income Fund; 200,000,000 were classified as shares of G.T. Global Small Companies Fund (inactive); 200,000,000 were classified as shares of G.T. Latin America Growth Fund; 200,000,000 were classified as shares of G.T. Global Emerging Markets Fund; 200,000,000 were classified as shares of G.T. Global High Income Fund; 200,000,000 were classified as shares of G.T. Global Financial Services Fund; 200,000,000 were classified as shares of G.T. Global Natural Resources Fund; 200,000,000 were classified as shares of G.T. Global Infrastructure Fund; 200,000,000 were classified as shares of G.T. Global Consumer Products and Services Fund (inactive); and 2,800,000,000 shares remain unclassified. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                                                    YEAR ENDED                  YEAR ENDED
                                                                                 OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                            --------------------------  --------------------------
CLASS A                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
Shares sold...............................................................   49,183,489  $ 833,820,941   43,772,780  $ 640,295,982
Shares issued in connection with reinvestment of distributions............    1,050,827     17,160,181      338,520      3,892,995
                                                                            -----------  -------------  -----------  -------------
                                                                             50,234,316    850,981,122   44,111,300    644,188,977
Shares repurchased........................................................  (30,135,506)  (509,780,043) (11,493,152)  (164,060,126)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................   20,098,810  $ 341,201,079   32,618,148  $ 480,128,851
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------


                                                                                                              APRIL 1, 1993
                                                                                    YEAR ENDED                      TO
                                                                                 OCTOBER 31, 1994            OCTOBER 31, 1993
                                                                            --------------------------  --------------------------
CLASS B                                                                       SHARES        AMOUNT        SHARES        AMOUNT
                                                                            -----------  -------------  -----------  -------------
Shares sold...............................................................   48,594,410  $ 819,697,227   27,770,391  $ 433,096,276
Shares issued in connection with reinvestment of distributions............      488,736      7,951,722            0              0
                                                                            -----------  -------------  -----------  -------------
                                                                             49,083,146    827,648,949   27,770,391    433,096,276
Shares repurchased........................................................   (9,006,454)  (151,518,558)    (785,039)   (12,515,910)
                                                                            -----------  -------------  -----------  -------------
Net increase..............................................................   40,076,692  $ 676,130,391   26,985,352  $ 420,580,366
                                                                            -----------  -------------  -----------  -------------
                                                                            -----------  -------------  -----------  -------------

5. WRITTEN OPTIONS
The Fund's written options contracts activity for the year ended October 31, 1994, was as follows:

                                                                                                              SHARES      PREMIUMS
                                                                                                            -----------  ----------
Options outstanding at October 31, 1993...................................................................            0  $        0
Options written...........................................................................................  300,000,000   8,430,000
Options cancelled in closing purchase transactions........................................................            0           0
Options expired prior to exercise.........................................................................            0           0
Options exercised.........................................................................................            0           0
                                                                                                            -----------  ----------
Options outstanding at October 31, 1994...................................................................  300,000,000  $8,430,000
                                                                                                            -----------  ----------
                                                                                                            -----------  ----------

--------------
FEDERAL TAX INFORMATION:
For Federal income tax purposes, the Fund had distributions from long-term capital gains of $22,547,390.

                  Statement of Additional Information Page 143

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 144

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 145

                             GT GLOBAL THEME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                  Statement of Additional Information Page 146

                             GT GLOBAL THEME FUNDS

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUNDS

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

FIXED INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

  NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL FINANCIAL SERVICES FUND, GLOBAL FINANCIAL SERVICES PORTFOLIO, GT GLOBAL INFRASTRUCTURE FUND, GLOBAL INFRASTRUCTURE PORTFOLIO, GT GLOBAL NATURAL RESOURCES FUND, GLOBAL NATURAL RESOURCES PORTFOLIO, GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND, GLOBAL CONSUMER PRODUCTS AND SERVICES PORTFOLIO, GT GLOBAL HEALTH CARE FUND, GT GLOBAL TELECOMMUNICATIONS FUND, LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON IN SUCH JURISDICTION TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

                                                                      THESA601MC